SALOMON BROTHERS FUNDS 125 Broad Street New York, New York 10004

Special Meeting of Shareholders to be held December 20, 2006

November 13, 2006

Dear Shareholder:

You are being asked to vote on one or more proposed transactions related to the legacy Citigroup Asset Management funds you own. These funds consist of the Legg Mason Partners funds (formerly known as Smith Barney funds), the Salomon Brothers funds and the CitiFunds.

A chart summarizing the proposals to reorganize the funds is included on the reverse side of this letter, and detailed information about each of the proposals is contained in the enclosed materials.

The Board of Trustees/Directors of each of the funds identified as “your fund” on the reverse side of this letter has called a special meeting of shareholders (“Meeting”) for your fund to be held on December 20, 2006, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th floor, New York, New York 10022 at 1:00 p.m. Eastern time in order to vote on the proposed transaction regarding your fund(s). Each transaction involves a proposal to reorganize a fund into the corresponding surviving fund (a “Reorganization”). The attached Proxy Statement/Prospectus only asks for your approval of the proposed Reorganization for your fund(s). After careful consideration, the Board(s) of the respective fund(s) recommends that you vote “FOR” each proposed Reorganization.

The Reorganizations are part of a larger set of initiatives that Legg Mason has recently undertaken following its acquisition of Citigroup Asset Management in 2005. These initiatives are designed to integrate and streamline many of the company’s mutual fund offerings, including the legacy Citigroup Asset Management funds, in an effort to focus on those funds that Legg Mason believes offer the best prospects for long-term viability, attractive long-term performance and greater asset growth over time. Asset growth over time offers the potential for greater economies of scale, lower expenses and greater portfolio management efficiency. The other initiatives, which are not included in the attached materials, include proposals to reorganize other funds as well as proposed changes in the investment strategies, policies and restrictions of certain funds and changes to the funds’ fee structures and forms of organization. Certain of these initiatives also will require shareholder approval. The Boards of the affected funds have recently approved these initiatives and if the initiatives apply to your fund, they have been presented for your consideration and approval in separate sets of proxy materials that were sent to you earlier in the fall. Legg Mason believes that these initiatives also will create a stronger and more cohesive family of funds.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply sign, date and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

Salomon Brothers Series Funds Inc

Salomon Funds Trust

K

Your Fund	Surviving Fund

Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund (formerly, Smith Barney Muni Funds—New York Portfolio)

Salomon Brothers New York Municipal Money Market Fund	Legg Mason Partners Municipal Funds—New York Money Market Portfolio

SALOMON BROTHERS FUNDS

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to reorganize your fund into a compatible fund. While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed fund reorganizations. The information in this overview applies generally to all of the funds, except where more specific information about a fund is included. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the reorganizations.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATIONS

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of your fund has approved a reorganization, subject to shareholder approval, under which your fund would be combined with another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund. If shareholders of your fund approve the reorganization, you would become a shareholder of the corresponding surviving fund in the chart below.

Your Fund	Surviving Fund

Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund (formerly, Smith Barney Muni Funds—New York Portfolio)

Salomon Brothers New York Municipal Money Market Fund	Legg Mason Partners Municipal Funds—New York Money Market Portfolio

Q.	HOW WILL A REORGANIZATION AFFECT ME?

A. If the reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of the surviving fund and you will become a shareholder of the surviving fund. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHY ARE THE REORGANIZATIONS BEING RECOMMENDED?

A. As you may be aware, on December 1, 2005, Legg Mason acquired substantially all the asset management businesses of Citigroup Asset Management. Since that time, Legg Mason has undertaken a broad set of initiatives, including a comprehensive review of its various products, with the goal of integrating and streamlining the legacy Citigroup Asset Management funds, in an effort to focus on those funds that we believe offer the best prospects for long-term viability, attractive long-term performance and greater asset growth over time. Asset growth over time offers the potential for greater economies of scale, lower expenses and greater portfolio management efficiency.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES AND POLICIES SIMILAR TO THOSE OF ITS SURVIVING FUND?

A. Legg Mason has recommended the surviving fund in both reorganizations based on, among other factors, its evaluation of the compatibility of your fund’s investment objectives and policies with those of the surviving fund. There are, however, certain differences in investment objectives, principal investment policies and strategies, and principal risks between your fund(s) and the surviving fund(s). Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus. The following chart provides a brief summary of some of the more significant of these differences, as considered by your fund’s Boards.

Reorganization	Significant Differences in Objectives and Strategies

Salomon Brothers New York Tax Free Bond Fund into Legg Mason Partners New York Municipals Fund	The investment objectives of the funds are materially different. The investment objective of the surviving fund is to seek as high a level of income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with prudent investing. The investment objective of your fund is to maximize total return, consistent with the preservation of capital.

Reorganization	Significant Differences in Objectives and Strategies

The principal investment policies of the funds differ as follows:

•      Under normal circumstances, with respect to at least 80% of its investments, your fund does not invest in securities that pay interest subject to the federal alternative minimum tax (the “AMT”). The surviving fund has no limit on the amount it can invest in securities that pay interest subject to the AMT.

•      Your fund’s dollar-weighted average maturity is normally expected to be between 10 and 30 years. The surviving fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase from three to more than 30 years.

Salomon Brothers New York Municipal Money Market Fund into Legg Mason Partners Municipal Funds—New York Money Market Portfolio

•      There are no material differences between the investment objectives of the funds. The surviving fund seeks income exempt from both regular federal income tax and New York State and New York City personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal. Your fund seeks as high a level of current income exempt from regular federal income tax and New York State and New York City personal income tax as is consistent with the liquidity and stability of the principal.

The principal investment policies of the funds differ as follows:

•      The surviving fund may invest up to 20% of its assets in structured securities (including tender option bonds, partnership interests and swap-based securities).

•      Your fund may invest up to 20% of its assets in certain foreign obligations of sovereign nations or supranational organizations, provided that they are U.S. dollar-denominated.

Q.	HOW WILL THE REORGANIZATIONS AFFECT FUND FEES AND EXPENSES?

A. The chart below illustrates the effect of the reorganizations on your fund’s fees and expenses:

Salomon Brothers New York Tax Free Bond Fund into Legg Mason Partners New York Municipals Fund

•      Your fund currently has a voluntary expense cap for Classes A, B, C and O that limits expenses for all classes

•      Total operating expenses of Classes A, B and C of the surviving fund are expected to be lower than your fund’s current total operating expenses

•      Class O shareholders will receive Class Y shares of the surviving fund in the merger. Class Y shares of the surviving fund are expected to have lower total operating expenses than your fund’s Class O shares

•      The surviving fund will have contractual expense caps for Classes A and Y that will limit expenses for approximately one year from the next annual prospectus update of the surviving fund following the reorganization

Salomon Brothers New York Municipal Money Market Fund into Legg Mason Partners Municipal Funds—New York Money Market Portfolio

•      The management fee of the surviving fund after breakpoints is the same as your fund’s current management fee after breakpoints and voluntary fee waiver

•      Class A and Class O shareholders will receive Class Y shares of the surviving fund in the merger. Class Y shares of the surviving fund are expected to have lower total operating expenses than your fund’s Class A shares and the same total operating expenses as your fund’s Class O shares

•      The management fee of the surviving fund after breakpoints is higher than your fund’s current management fee after breakpoints

Please see “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the surviving fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH A REORGANIZATION?

A. No. No sales load, deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the reorganizations. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares which occur before the closing of the reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. With respect to the reorganization of Salomon Brothers New York Tax Free Bond Fund, shareholders will receive the same class of shares of the surviving fund as they currently hold, except that Class O shareholders will receive Class Y shares of the surviving fund. All shareholders of Salomon Brothers New York Municipal Money Market Fund will receive Class Y shares of the surviving fund.

Please see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Appendix B—Purchases, Redemptions and Exchanges of Fund Shares: Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences among fund classes.

As part of the comprehensive review undertaken by Legg Mason, the Board(s) of your fund(s) have approved changes to the share class pricing structure that are expected to become effective prior to the date of the reorganizations and, therefore, will be applicable to the surviving funds after the reorganizations. You will see information about those changes in a supplement to your fund’s prospectus to be distributed later this year. Please see also “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” in the Proxy Statement/Prospectus for more information.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATIONS?

A. Each reorganization is intended to qualify as a tax-free transaction for Federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for Federal income tax purposes as a result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of counsel to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of your fund’s reorganization.

Q.	WHAT HAPPENS IF SHAREHOLDERS OF SOME FUNDS APPROVE THEIR REORGANIZATIONS, WHILE SHAREHOLDERS OF OTHER FUNDS DO NOT?

A. None of the proposed reorganizations is contingent upon the approval of any other reorganization. Thus, if shareholders of your fund approve the reorganization of your fund, your fund will be reorganized into the surviving fund even if shareholders of other funds do not approve their reorganizations.

Q.	WHO WILL PAY FOR THE REORGANIZATIONS?

A. Legg Mason and the funds will share the costs of the Reorganizations involving the Salomon Brothers funds. Please see “Proxy Solicitation” in the Proxy Statement/Prospectus for a description of the costs to be borne by Legg Mason and those to be borne by the funds.

Q.	WHY AM I RECEIVING MULTIPLE PROXY MATERIALS OR OTHER MATERIALS FROM MY FUND?

A. Legg Mason has developed a broader set of initiatives designed to integrate and streamline the legacy Citigroup Asset Management funds. The other initiatives, which are not included in the attached materials, include proposals to reorganize other legacy Citigroup Asset Management funds as well as a number of other governance- and investment-related matters. Certain of these initiatives will require shareholder approval. The Boards of the affected funds recently have approved these initiatives and if the initiatives apply to your fund, they were presented for your consideration and approval in separate sets of proxy materials that were sent to you earlier in the fall. For a discussion of certain of these proposals, see “Effect of Proposed ‘Shell’ Reorganizations of the Funds,” “Fundamental Investment Restrictions” and “Form of Organization” in the Proxy Statement/Prospectus.

Q.	ARE THERE ANY PROPOSED CHANGES TO THE SURVIVING FUNDS THAT I SHOULD KNOW ABOUT?

A. Yes. As part of the initiatives referred to in the previous question, shareholders of the surviving funds will be asked to approve certain proposals, including electing Board members and approving certain other governance- and investment-related proposals. If these proposals are approved by shareholders of the surviving funds, it is currently anticipated that they would take effect before the end of the first half of 2007.

Q.	HOW DOES MY BOARD RECOMMEND THAT I VOTE?

A. Your fund’s Board, including all of the independent Board members, unanimously recommends that you vote FOR the reorganization of your fund.

Q.	WHAT HAPPENS IF A REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the reorganization of your fund, then you will remain a shareholder of your fund.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders just like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. If shareholders approve the reorganization of your fund, the reorganization of your fund is expected to occur on March 2, 2007.

Q.	HOW CAN I VOTE?

A. In addition to voting by mail by signing, dating and returning the enclosed proxy card, you may also vote by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set out on the proxy card and follow the simple instructions.	(3) Enter the control number set out on the proxy card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on November 3, 2006, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions on how to cast your vote, please call Computershare Fund Services, your fund’s proxy solicitor, at 866-402-1719.

Your vote is important. Please vote promptly to avoid the additional expense of another solicitation.

SALOMON FUNDS TRUST

Salomon Brothers New York Tax Free Bond Fund

SALOMON BROTHERS SERIES FUNDS INC

Salomon Brothers New York Municipal Money Market Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on December 20, 2006

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of Salomon Brothers New York Tax Free Bond Fund and Salomon Brothers New York Municipal Money Market Fund (the “Acquired Funds,” and each individually an “Acquired Fund”) will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th floor, New York, New York 10022, on December 20, 2006, at 1:00 p.m., Eastern time, for the following purposes as more fully described in the Proxy Statement/Prospectus:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of each Acquired Fund, in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart (a “Reorganization”) to be distributed to the shareholders of the corresponding Acquired Fund and (ii) the subsequent termination of each Acquired Fund:

Acquired Fund	Acquiring Fund
Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund (formerly, Smith Barney Muni Funds—New York Portfolio)

Salomon Brothers New York Municipal Money Market Fund	Legg Mason Partners Municipal Funds—New York Money Market Portfolio

; and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of each Acquired Fund at the close of business on November 3, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

By Order of the Boards of Directors/Trustees,

Robert I. Frenkel

Secretary

November 13, 2006

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the Funds’ investment managers, are not affiliated with Citigroup.

I

PROXY STATEMENT/PROSPECTUS

NOVEMBER 13, 2006

PROXY STATEMENT FOR:

SALOMON FUNDS TRUST

Salomon Brothers New York Tax Free Bond Fund

SALOMON BROTHERS SERIES FUNDS INC

Salomon Brothers New York Municipal Money Market Fund

(the “Acquired Funds”)

125 Broad Street

New York, New York 10004

1-800-451-2010

PROSPECTUS FOR

LEGG MASON PARTNERS MUNICIPAL FUNDS

(formerly, Smith Barney Muni Funds)

Legg Mason Partners New York Municipals Fund

New York Money Market Portfolio

(the “Acquiring Funds”)

125 Broad Street

New York, New York 10004

1-800-451-2010

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent in connection with the solicitation of proxies by the Board of Trustees of Salomon Brothers New York Tax Free Bond Fund and the Board of Directors of Salomon Brothers New York Municipal Money Market Fund (the “Boards,” and each individually a “Board”) for a Special Meeting of Shareholders of each Acquired Fund (the “Meeting”). The Meeting will be held on December 20, 2006 at 1:00 p.m., Eastern time, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th floor, New York, New York 10022. At the Meeting, the shareholders of each Acquired Fund will be asked to consider and act upon the following:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of each Acquired Fund, in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart (a “Reorganization”) to be distributed to the shareholders of the corresponding Acquired Fund and (ii) the subsequent termination of each Acquired Fund:

Acquired Fund	Acquiring Fund
Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund (formerly, Smith Barney Muni Funds—New York Portfolio)

Salomon Brothers New York Municipal Money Market Fund	Legg Mason Partners Municipal Funds—New York Money Market Portfolio

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Each Reorganization Agreement contemplates the transfer of all of the assets and the assumption of all of the liabilities of the relevant Acquired Fund in exchange for shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund. Each Acquired Fund would then distribute to its shareholders the portion of the shares of the corresponding Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, each Acquired Fund will be terminated.

You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization would be accomplished. Because shareholders of the Acquired Funds are being asked to approve a transaction that will result in their holding shares of the relevant corresponding Acquiring Funds, this Proxy Statement also serves as a Prospectus for the Acquiring Funds.

If the Reorganization Agreement is approved, the shareholders of the Acquired Fund will receive shares of the Acquiring Fund according to the following chart:

Acquired Fund - Share Class Exchanged	Acquiring Fund - Share Class Received
Salomon Brothers New York Tax Free Bond Fund Share Class	Legg Mason Partners New York Municipals Fund Share Class
A	A
B	B
C	C
O	Y

Salomon Brothers New York Municipal Money Market Fund Share Class	New York Money Market Portfolio Share Class
A	Y
O	Y

If a Reorganization is approved, each shareholder of each class of an Acquired Fund will receive shares of the corresponding class of the Acquiring Fund in the Reorganization, except that Class O shareholders of Salomon Brothers New York Tax Free Bond Fund will receive Class Y shares of Legg Mason Partners New York Municipals Fund and Class A and Class O shareholders of Salomon Brothers New York Municipal Money Market Fund will receive Class Y shares of New York Money Market Portfolio.

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No sales charge will be imposed on the Class A shares of an Acquiring Fund received by the shareholders of the Acquired Fund. After a Reorganization, any deferred sales charge that applied to a shareholder’s Class A (if applicable), Class B or Class C shares of the Acquired Fund at the time of a Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable deferred sales charge, the period during which a shareholder held the Class B or Class C shares (and the holding periods applicable to certain purchases of Class A shares) of the Acquired Fund will be included in the holding period of the Acquiring Fund’s shares received as a result of the Reorganization. For more information about classes of shares offered by the Funds, see “Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements” below and “Purchases, Redemptions and Exchanges of Fund Shares: Other Shareholder Information” in Appendix B.

The Reorganizations are being structured as tax-free reorganizations for Federal income tax purposes. See “Information about the Reorganization—Federal Income Tax Consequences” below. Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

Each Fund is a series of an open-end management investment company. The investment objectives and principal investment strategies of each Acquired Fund are comparable to those of its corresponding Acquiring Fund. There are, however, certain differences in investment objectives, policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about each Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated November 13, 2006 relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Acquired Funds or Acquiring Funds (each, a “Fund” and collectively, the “Funds”) at the address listed above or by calling Shareholder Services at 1-800-451-2010.

For more information regarding the Funds, see the current prospectuses and statements of additional information of the Funds (the “Fund SAIs”), listed in Appendix K, which have been filed with the SEC; the prospectus of each Acquired Fund and each Fund SAI is incorporated into this Proxy Statement/Prospectus by reference.

The most recent annual report and the semi-annual report next succeeding such annual report, if any, for each Fund, which highlight certain important information such as investment performance and expense and financial information and which have been filed with the SEC, are incorporated herein by reference. The annual report for the fiscal year ended December 31, 2004 for Salomon Brothers New York Municipal Money Market Fund is also incorporated by reference. You may request a copy of the prospectus, Fund SAI, annual report and semi-annual report for each Fund by contacting Shareholder Services at 1-800-451-2010, by writing the Funds at the address listed above, or by visiting the Funds’ website at www.leggmason.com/InvestorServices.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Agreement pertaining to each Reorganization accompanies this Proxy Statement/Prospectus as Appendix A.

The information contained herein concerning the Acquired Funds has been provided by, and is included herein in reliance upon, the Acquired Funds. The information contained herein concerning the Acquiring Funds has been provided by, and is included herein in reliance upon, the Acquiring Funds.

An investment in the Acquiring Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/ PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

3

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Reorganization

At meetings held in June and July 2006, the Board of the Acquired Funds and the Board of the Acquiring Funds, including all of the Board members who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved the Reorganization Agreement. The Reorganization Agreement provides for:

1.	the transfer of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund:

Acquired Fund	Acquiring Fund
Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund

Salomon Brothers New York Municipal Money Market Fund	New York Money Market Portfolio

2.	the distribution of shares of the Acquiring Fund to the shareholders of the corresponding Acquired Fund; and

3.	the termination of the Acquired Fund.

The Reorganization Agreement is subject to approval by the shareholders of each Acquired Fund. The Reorganization, if approved by shareholders, is scheduled to be effective as of the close of business on March 2, 2007, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of each Acquired Fund will become the owner of the number of full and fractional shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date. Shareholders of Class A shares, Class B shares and Class C shares of Salomon Brothers New York Tax Free Bond Fund will receive the same class of shares of Legg Mason Partners New York Municipals Fund. Shareholders of Class O shares of Salomon Brothers New York Tax Free Bond Fund will receive Class Y shares of Legg Mason Partners New York Municipals Fund in their Fund’s Reorganization. Shareholders of Class A shares and Class O shares of Salomon Brothers New York Municipal Money Market Fund will receive Class Y shares of New York Money Market Portfolio in their Fund’s Reorganization. See “Information about the Proposed Reorganization” below. For more information about the classes of shares offered by the Acquired and Acquiring Funds, see “Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchase, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in Appendix B.

For the reasons set forth below in “Information about the Proposed Reorganization—Reasons for the Reorganization and Board Considerations,” the Boards of the Acquired Funds, including all of the Independent Board Members, have concluded that the Reorganization of each Acquired Fund would be in the best interests of each Acquired Fund and that the interests of each Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Boards, therefore, have submitted the Reorganization Agreement to the shareholders of each Acquired Fund and recommends that shareholders of each Acquired Fund vote “FOR” the Reorganization Agreement effecting the Reorganization of the Fund. The Board of the Acquiring Funds has approved the Reorganization on behalf of each Acquiring Fund.

For each Acquired Fund, approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of such Acquired Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. See “Voting Information” below.

Prior to completion of the Reorganization, each Acquired Fund and each Acquiring Fund will have received an opinion of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. Accordingly, no gain or loss will be recognized by the Acquired Funds or their shareholders as a result of the Reorganization of the Acquired Funds, and the aggregate tax basis of the Acquiring Funds’ shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares. For more information about the Federal income tax consequences of the Reorganization, see “Information About the Proposed Reorganization—Federal Income Tax Consequences” below.

Some of the portfolio assets of an Acquired Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to the Acquired Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Certain Defined Terms Used in this Proxy Statement and Prospectus

Salomon Brothers New York Municipal Money Market Fund is a series of a Maryland corporation (the “Maryland Corporation”), while the remaining Funds (the “Massachusetts Funds”) are separate series of Massachusetts business trusts. For ease of reference and clarity of presentation, shares of common stock of the Maryland Corporation and beneficial interests of the Massachusetts Funds are hereinafter referred to as “shares,” and holders of shares are hereinafter referred to as “shareholders”; the Boards of Trustees overseeing the Massachusetts Funds and the Board of Directors overseeing the Maryland Corporation are each referred to herein as a “Board” and collectively as the “Boards”; the Declarations of Trust governing the Massachusetts Funds and the Charter governing the Maryland Corporation, each as amended and supplemented, are referred to herein as a “Charter”; the term “termination” refers to the termination and redemption for the purposes of a series of the Maryland Corporation and for the purposes of a series of a Massachusetts business trust refers to the liquidation of the assets and the distribution of the remaining trust property to the shareholders in accordance with their respective rights.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

This section will help you compare the investment objectives and principal investment strategies of the Acquired Funds and the Acquiring Funds. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including risks, appear later in this Proxy Statement/Prospectus, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management can be found in Appendix C. These discussions include certain differences in the Funds’ “fundamental” investment policies, meaning those that can be changed only by shareholder vote, and “non-fundamental” investment policies, meaning those that can be changed by a Fund’s Board without a shareholder vote. More information can be found in each Fund’s prospectus and Fund SAI.

Legg Mason Partners New York Municipals Fund (Acquiring Fund) and Salomon Brothers New York Tax Free Bond Fund (Acquired Fund)

The investment objectives of the Funds are materially different. The investment objective of the Acquiring Fund is to seek as high a level of income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with prudent investing. The investment objective of the Acquired Fund is to maximize total return, consistent with the preservation of capital.

While the investment objectives are different, under normal market conditions, both Funds invest at least 80% of their respective assets in New York municipal securities that are exempt from federal income taxes, New York State personal income taxes and New York City personal income taxes. Legg Mason Partners New York Municipals Fund may invest to a greater extent than Salomon Brothers New York Tax Free Bond Fund in municipal securities that pay interest subject to the federal alternative minimum tax (the “AMT”). Both Funds are non-diversified. Both funds may use derivative contracts for hedging purposes.

The Acquired Fund invests primarily in investment grade securities, while the Acquiring Fund invests exclusively in securities that are investment grade or of equivalent quality (if unrated), and at least two-thirds of the securities in the Acquiring Fund’s portfolio must be rated, at the time of purchase, within the three highest investment-grade rating categories by a nationally recognized statistical rating organization. The Acquired Fund does not invest in securities that pay interest subject to the AMT with respect to at least 80% of its investments under normal market conditions, while the Acquiring Fund has no limit on the amount it can invest in securities that pay interest subject to the AMT. The Acquired Fund’s dollar-weighted average portfolio maturity is normally between 10 and 30 years, while the Acquiring Fund focuses on securities with remaining maturities of between 3 and 30 years.

The manager of the Acquired Fund uses a combination of qualitative and quantitative analysis, while the manager of the Acquiring Fund employs fundamental credit analysis. Both Funds seek to identify segments of the municipal bond market poised to benefit from the current rate environment and market conditions, and to exploit opportunities created by changes in these conditions.

As a result of the Reorganization, a shareholder in the Acquired Fund would be subject to this additional risk:

•	Greater exposure to securities that pay interest subject to the AMT.

New York Money Market Portfolio (Acquiring Fund) and Salomon Brothers New York Municipal Money Market Fund (Acquired Fund)

There are no material differences between the investment objectives of the Funds. Both Funds seek current income exempt from regular federal income tax, New York State personal income tax, and New York City personal income tax through a portfolio selected for liquidity and stability of principal. Both Funds invest at least 80% of total assets in high-quality short-term New York municipal securities in one of the two highest short-term rating categories with maturities of less than or equal to 397 days remaining with a dollar-weighted average maturity of 90 days or less. Both Funds are non-diversified. Both Funds are money market funds operating within the diversification, maturity and quality restrictions imposed by the rules under the 1940 Act.

The Acquiring Fund may invest up to 20% of its assets in structured securities (including tender option bonds, partnership interests and swap-based securities), while the Acquired Fund has no such express authorization. Unlike the Acquiring Fund, the Acquired Fund may invest upto 20% of its assets in certain foreign obligations of sovereign nations or supranational organizations, provided that they are U.S. dollar-denominated.

The managers of both Funds look to invest in undervalued sectors and individual securities by employing fundamental credit analysis to estimate relative value and attractiveness of various opportunities, trading between general obligation and revenue bonds and among various revenue bond sectors based on apparent relative values, and considering yields available for various securities and maturity in light of interest rate outlook. The Acquiring Fund also seeks to identify supply and demand imbalances between fixed versus variable rate securities.

The Acquired and Acquiring Funds present similar risks. As a result of the Reorganization, however, a shareholder in Salomon Brothers New York Municipal Money Market Fund would be subject to this additional risk:

•	risks of investing in structured securities (for example, tender option bonds, partnership interests and swap-based securities).

Effect on Expenses

This section summarizes the effect on the fees and expenses of the Acquired Funds in each Reorganization. Legg Mason has contractually agreed to cap total operating expenses for Legg Mason Partners New York Municipals Fund after the Reorganization such that expenses for Class A shares will not exceed 0.68% and total expenses for Class Y shares will not exceed 0.52%. This contractual fee waiver will remain in effect until at least August 1, 2008.

Salomon Brothers New York Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners New York Municipals Fund (Acquiring Fund)

As a result of the Reorganization, total expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 0.97% (gross) and 0.80% (net of voluntary fee waivers) to 0.69% (gross) and 0.68% (net of contractual fee waivers in effect until at least August 1, 2008), for Class B shares from 2.15% (gross) and 1.55% (net of voluntary fee waivers) to 1.21%, for Class C shares from 2.47% (gross) and 1.30% (net of voluntary fee waivers) to 1.24% and for Class O shares from 0.84% (gross) and 0.55% (net of voluntary fee waivers) to 0.53% (gross) and 0.52% (net of contractual fee waivers in effect until at least August 1, 2008).

Salomon Brothers New York Municipal Money Market Fund (Acquired Fund) and New York Money Market Portfolio (Acquiring Fund)

As a result of the Reorganization, the management fee of the Acquiring Fund will be 0.19% higher than that of the Acquired Fund (0.44% of average daily net assets as opposed to 0.25% of average daily net assets) and will remain so after the Reorganization. Total annual operating expenses paid by Class A shareholders, who will receive Class Y shares of the Acquiring Fund, are expected to decrease from 0.48% to 0.45% of average daily net assets. Total annual operating expenses paid by Class O shareholders of the Acquired Fund, who will also receive Class Y shares of the Acquiring Fund, are expected to remain the same at 0.45% due to an anticipated reduction in other expenses.

FEE TABLES AND EXPENSE EXAMPLES

The tables below (1) compare the estimated fees and expenses of each class of each Fund, as of June 30, 2006, and (2) show the estimated fees and expenses of each class of a combined Fund, on a pro forma basis, as if the Reorganization occurred on June 30, 2006.

The estimates are based on the contracts and agreements in effect as of June 30, 2006 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of June 30, 2006. Accordingly, the actual fees and expenses of each class of each Fund and each combined Fund as of the Closing Date of the Reorganizations may differ from those reflected in the tables below due to changes in net assets from those at June 30, 2006.

Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between that date and the Closing Date of the Reorganizations. As a general matter, changes (positive or negative) in any Fund’s expense ratios resulting from fluctuations in an Acquired or Acquiring Fund’s net assets will be borne by the shareholders of the Fund and the combined Fund. For information concerning the net assets of each Fund and class as of March 31, 2006, please see “Capitalization.”

Salomon Brothers New York Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners New York Municipals Fund (Acquiring Fund)

The estimated expenses of Legg Mason Partners New York Municipals Fund and Salomon Brothers New York Tax Free Bond Fund as of June 30, 2006 and pro forma expenses following the proposed Reorganization are shown below.

	Pre-Reorganization						Pre-Reorganization
	Salomon Brothers New York Tax Free Bond Fund*		Legg Mason Partners New York Municipals Fund*		Legg Mason Partners New York Municipals Fund Pro Forma Combined Fund*†		Salomon Brothers New York Tax Free Bond Fund*		Legg Mason Partners New York Municipals Fund*		Legg Mason Partners New York Municipals Fund Pro Forma Combined Fund*†#
	Class A		Class A		Class A		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%		4.00%		4.25%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(b)	None	(a)	4.00	%(c)	4.50	%(d)	4.50	%(d)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.50%		0.50%		0.50%		0.50%		0.50%
Distribution and/or Service (12b-1) Fees	0.25%		0.15%		0.15%		1.00%		0.65%		0.65%
Other Expenses	0.22%		0.03%		0.04%		0.65%		0.06%		0.06%

Total Annual Fund Operating Expenses	0.97	%(e)	0.68	%(f)	0.69%		2.15	%(e)	1.21	%(f)	1.21%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		-0.01%		N/A		N/A		N/A

Net Total Annual Fund Operating Expenses	N/A		N/A		0.68	%(g)	N/A		N/A		N/A

	Pre-Reorganization					Pre-Reorganization
	Salomon Brothers New York Tax Free Bond Fund*		Legg Mason Partners New York Municipals Fund*		Legg Mason Partners New York Municipals Fund Pro Forma Combined Fund*	Salomon Brothers New York Tax Free Bond Fund*		Legg Mason Partners New York Municipals Fund*		Legg Mason Partners New York Municipals Fund Pro Forma Combined Fund*
	Class C		Class C		Class C	Class O**		Class Y		Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%		1.00%	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%		0.50%		0.50%	0.50%		0.50%		0.50%
Distribution and/or Service (12b-1) Fees	0.75%		0.70%		0.70%	0.00%		0.00%		0.00%
Other Expenses	1.22%		0.04%		0.04%	0.34%		0.02%		0.03%

Total Annual Fund Operating Expenses	2.47	%(e)	1.24	%(f)	1.24%	0.84	%(e)	0.52	%(f)	0.53%

Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A	N/A		N/A		-0.01%

Net Total Annual Fund Operating Expenses	N/A		N/A		N/A	N/A		N/A		0.52	%(g)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers New York Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(b)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(c)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charge is incurred after six years.
(d)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(e)	Management has agreed to voluntarily cap expenses at 0.80%, 1.55%, 1.30% and 0.55% for Class A, Class B, Class C and Class O shares, respectively. The manager may discontinue this waiver and/or reimbursement at any time.
(f)	Management has agreed to voluntarily cap expenses at 0.85%, 1.35%, 1.40% and 0.70% for Class A, Class B, Class C and Class Y shares, respectively. The manager may discontinue this waiver and/or reimbursement at any time.
(g)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.68% for Class A and 0.52% for Class Y until August 1, 2008.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Salomon Brothers New York Tax Free Bond Fund	$495	$697	$915	$1,542
Legg Mason Partners New York Municipals Fund	$467	$610	$765	$1,215
Legg Mason Partners New York Municipals Fund Pro Forma Combined Fund†	$492	$635	$792	$1,247

Class B:
Salomon Brothers New York Tax Free Bond Fund	$618	$973	$1,254	$2,038	*
Legg Mason Partners New York Municipals Fund	$573	$684	$765	$1,319	**
Legg Mason Partners New York Municipals Fund Pro Forma Combined Fund†#	$573	$684	$765	$1,321	**

Class C:
Salomon Brothers New York Tax Free Bond Fund	$350	$769	$1,315	$2,805
Legg Mason Partners New York Municipals Fund	$226	$393	$680	$1,500
Legg Mason Partners New York Municipals Fund Pro Forma Combined Fund	$226	$393	$680	$1,500

Class Y:
Salomon Brothers New York Tax Free Bond Fund—Class O***	$86	$268	$466	$1,038
Legg Mason Partners New York Municipals Fund	$53	$167	$291	$652
Legg Mason Partners New York Municipals Fund Pro Forma Combined Fund	$53	$169	$296	$664

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Salomon Brothers New York Tax Free Bond Fund	$495	$697	$915	$1,542
Legg Mason Partners New York Municipals Fund	$467	$610	$765	$1,215
Legg Mason Partners New York Municipals Fund Pro Forma Combined Fund†	$492	$635	$792	$1,247

Class B:
Salomon Brothers New York Tax Free Bond Fund	$218	$673	$1,154	$2,038	*
Legg Mason Partners New York Municipals Fund	$123	$384	$665	$1,319	**
Legg Mason Partners New York Municipals Fund Pro Forma Combined Fund	$123	$384	$665	$1,321	**

Class C:
Salomon Brothers New York Tax Free Bond Fund	$250	$769	$1,315	$2,805
Legg Mason Partners New York Municipals Fund	$126	$393	$680	$1,500
Legg Mason Partners New York Municipals Fund Pro Forma Combined Fund	$126	$393	$680	$1,500

Class Y:
Salomon Brothers New York Tax Free Bond Fund—Class O***	$86	$268	$466	$1,038
Legg Mason Partners New York Municipals Fund	$53	$167	$291	$652
Legg Mason Partners New York Municipals Fund Pro Forma Combined Fund	$53	$169	$296	$664

†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization. Shares received by Acquired Fund shareholders in the Reorganization will not be subject to a sales load.
*	Assumes conversion to Class A shares approximately seven years after purchase.
**	Assumes conversion to Class A shares approximately eight years after purchase.
***	Class O shares of Salomon Brothers New York Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.

#	Class B shares received by shareholders of Salomon Brothers New York Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $523, $684, $765, and $1,253, respectively. Class B shares purchased following the Reorganization will be subject to the deferred sales charge schedule for the Pro Forma Combined Fund.

Salomon Brothers New York Municipal Money Market Fund (Acquired Fund) and New York Money Market Portfolio (Acquiring Fund)

The estimated expenses of New York Money Market Portfolio and Salomon Brothers New York Municipal Money Market Fund as of June 30, 2006 and pro forma expenses following the proposed Reorganization are shown below.

	Pre-Reorganization
	Salomon Brothers New York Municipal Money Market Fund*	Salomon Brothers New York Municipal Money Market Fund*	New York Money Market Portfolio*		New York Money Market Portfolio Pro Forma Combined Fund*
	Class A**	Class O**	Class Y		Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	None	None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.25%	0.25%	0.44%		0.44%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%		0.00%
Other Expenses	0.23%	0.20%	0.01%		0.01%

Total Annual Fund Operating Expenses	0.48%	0.45%	0.45	%(a)	0.45%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006, and the impact of new investment management fees for New York Money Market Portfolio that went into effect October 1, 2005.
**	Class A and Class O shares of Salomon Brothers New York Municipal Money Market Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
(a)	Management has agreed to voluntarily cap expenses at 0.70% for Class Y shares. The manager may discontinue this waiver and/or reimbursement at any time.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHAREHOLDER FEES:

	1 Year	3 Years	5 Years	10 Years
Class Y:
Salomon Brothers New York Municipal Money Market Fund—Class A*	$49	$154	$269	$604
Salomon Brothers New York Municipal Money Market Fund—Class O*	$46	$144	$252	$567
New York Money Market Portfolio	$46	$144	$252	$567
New York Money Market Portfolio Pro Forma Combined Fund	$46	$144	$252	$567

*	Class A and Class O shares of Salomon Brothers New York Municipal Money Market Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.

COMPARISON OF SALES LOADS, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS AND PURCHASE, REDEMPTION AND EXCHANGE POLICIES AND PROCEDURES

No sales loads or deferred sales charges will be incurred by Acquired Fund shareholders as a result of any of the Reorganizations.

Legg Mason Partners New York Municipals Fund. The Boards of the Funds have approved changes to the share class pricing structure of the Legg Mason Partners Funds (formerly, the Smith Barney Funds), Salomon Brothers Funds and CitiFunds (“Legacy CAM Funds”) that are expected to become effective prior to the Closing Date of the Reorganization and, therefore, will be applicable to the Acquiring Funds after the Reorganizations. The changes applicable to the Acquiring Funds are as follows:

Class A Shares. Each Legg Mason Partners Fund and Salomon Brothers Fund will have the same sales load schedule except that:

•	For the Legg Mason Partners tax-exempt fixed income funds, the sales load schedule will increase for all purchase amounts; purchases ranging between $500,000 and $1 million that were previously not subject to a sales load will not be charged a sales load of 2.00% (between $500,000 and $750,000) or 1.50% (between $750,000 and $1,000,000).

•	For the Salomon Brothers tax-exempt fixed income funds, the sales load schedule will increase for purchases under $100,000.

The changes in the sales load schedules will apply only to new purchases (i.e., additional purchases by existing shareholders as well as new purchases by new investors). Where sales loads are decreasing, no discounts for previously purchased shares will be given. In addition, Class A shares of Salomon Brothers New York Municipal Money Market Fund will be exchanged for Class Y shares of New York Money Market Portfolio in the Reorganization.

Class B Shares. Each Legg Mason Partners Fund and Salomon Brothers Fund will have the same deferred sales charge schedule except that:

•	For Salomon Brothers tax-exempt fixed income funds, the deferred sales load schedule will increase for all sales made in years 1, 2, 3 and 4 and remain the same for year 5.

•	Class B shares of tax-exempt fixed income funds issued after the effective date of the changes to the share class pricing structure will have a new deferred sales charge schedule and will convert to Class A shares at the end of the eighth year after purchase; however, Class B shares of Salomon Brothers Funds issued before the effective date of the changes will continue to convert to Class A shares at the end of the seventh year.

•	Class B shares issued by Legg Mason Partners New York Municipals Fund to Class B shareholders of Salomon Brothers New York Tax Free Bond Fund will retain the Class B deferred sales charge schedule as in effect prior to the Reorganization.

Class C Shares. There will be no changes to the pricing structure of Class C shares of the Funds for retail investors.

Salomon Brothers Funds Class C shares purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge/conversion schedules in effect at the time such purchase was made.

Class O Shares. Class O shares will no longer be offered. Class O shares of Salomon Brothers Funds will be exchanged for Class Y shares in the Reorganizations.

Class Y Shares. The designation for Class Y shares will be changed to Class I and new eligibility and minimum investment criteria will be adopted. Existing Class Y shareholder accounts of both Acquired and Acquiring Funds will be grandfathered and exempt from these new requirements. Class Y shares are sold at net asset value and are not subject to a sales charge.

Distribution arrangements for the Acquiring and Acquired Funds are substantially similar with respect to purchases, redemptions and exchanges. Please see Appendix B for additional information.

New York Money Market Portfolio Class Y shares. Class Y shares (to be redesignated Class I shares) of New York Money Market Portfolio are sold at net asset value with no initial sales charge. Shareholders receiving Class Y shares of New York Money Market Portfolio in the Reorganization will be grandfathered and exempt from the minimum investment requirements.

More information about the sales load, distribution and shareholder servicing arrangements of Class A, Class B, Class C and Class I (formerly Class Y) shares of the Acquiring Funds following the Reorganizations and the procedures for making purchases, redemptions and exchanges of these classes of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” in Appendix B to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Acquired Funds with those of the Acquiring Funds is based upon the disclosure appearing in the prospectuses (as supplemented) of the Acquired Funds and the Acquiring Funds under the captions “Investments, Risks and Performance” (for the Legg Mason Partners Funds) or “Fund goals, strategies and risks” (for the Salomon Brothers Funds) and “More About the Fund’s Investments” (for the Legg Mason Partners Funds) or “More on the funds’ investments and related risks” (for the Salomon Brothers Funds). The prospectuses (each of which has been supplemented from time to time) are dated as follows:

Acquired Fund	Prospectus Dated
Salomon Brothers New York Tax Free Bond Fund	May 1, 2006

Salomon Brothers New York Municipal Money Market Fund	May 1, 2006

Acquiring Fund	Prospectus Dated
Legg Mason Partners New York Municipals Fund	August 1, 2006

New York Money Market Portfolio	August 1, 2006

Additional information about each Fund’s investment objectives and principal investment strategies may also be found in Appendix C to this Proxy Statement/Prospectus.

Legg Mason Partners New York Municipals Fund (Acquiring Fund) and Salomon Brothers New York Tax Free Bond Fund (Acquired Fund)

Investment Objectives

There are material differences between the investment objectives of the Funds. The investment objective of the Acquiring Fund is to seek as high a level of income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with prudent investing. The investment objective of the Acquired Fund is to maximize total return, consistent with the preservation of capital.

Principal Investment Policies and Strategies

Although the investment objectives are different, the investment policies of the Funds are similar. Under normal conditions, both Funds invest at least 80% of their respective assets in New York municipal securities that are exempt from federal income taxes, New York State personal income taxes and New York City personal income taxes Both Funds are non-diversified. Both funds may use derivative contracts for hedging purposes.

The Acquired Fund invests primarily in investment grade securities, while the Acquiring Fund invests exclusively in securities that are investment grade or of equivalent quality (if unrated), and at least two-thirds of the securities in the Acquiring Fund’s portfolio must be rated, at the time of purchase, within the three highest investment-grade rating categories by a nationally recognized statistical rating organization. The Acquired Fund’s dollar-weighted average maturity is normally between 10 and 30 years, while the Acquiring Fund focuses on securities with remaining maturities of between 3 and 30 years. Both Funds may borrow only for temporary or emergency purposes. Both Funds are non-diversified.

One material difference between the Funds is in their exposure to securities that pay interest subject to AMT. The Acquired Fund does not invest in securities that pay interest subject to the AMT with respect to 80% of its investments under normal market conditions, while the Acquiring Fund has no limit on the amount it can invest in securities that pay interest subject to the AMT. For the calendar year 2005, 9.30% of the Acquiring Fund’s dividends were subject to the AMT while 4.51% of the Acquired Fund’s dividends were subject to the AMT. The percentage of either Fund’s dividends subject to the AMT may change from year to year.

The manager of the Acquired Fund uses a combination of qualitative and quantitative analysis, while the manager of the Acquiring Fund employs fundamental credit analysis. Both Funds seek to identify segments of the municipal bond market poised to benefit from the current rate environment and market conditions, and to exploit opportunities created by changes in these conditions.

Risk Factors

Because the Funds have similar investment objectives and primary investment strategies, many of the principal risks of investing in the Funds are the same. You may lose money on your investment in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The following summarizes the risks of investing in each of the Funds:

•	Interest rates may rise, which may cause the value of the Funds’ investments to decline;

•	The issuer of a security owned by the Funds may default on its obligations to pay principal and/or interest, or the security’s credit may be downgraded;

•	The manager’s judgment about the attractiveness, value or income potential of a particular security may prove to be incorrect;

•	Both Funds are classified as “non-diversified,” which means that the Fund may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent a Fund invests its assets in fewer issuers, the Fund may be more susceptible to negative events affecting those issuers. In addition, the Funds may be more volatile than a more geographically diversified fund;

•	New York is in the process of recovering from the repercussions of the September 11, 2001 terrorist attacks on New York City. New York City accounts for a large segment of the state’s population and personal income, and New York City’s financial health affects the state in many ways. The economies of both the state and the city of New York are particularly susceptible to volatility in the financial services sector. Although the unemployment rate in New York has decreased over the past few years and there has been a significant recovery on Wall Street, growth is expected to slow and future weakness in the financial services sector in New York City could negatively impact the New York economy. An accelerated pace of interest rate hikes, as well as lower corporate earnings, may negatively impact equity markets, possibly resulting in smaller bonus payments by Wall Street firms, thus reducing state tax revenues. These and other factors may affect the market value of municipal obligations held by the Funds, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the Funds. In addition, if the Funds have difficulty finding high quality New York municipal obligations to purchase, the amount of the Funds’ income that is subject to New York taxes may increase;

•	It is possible that some of the Funds’ income distributions may be (and distributions of the Funds’ capital gains generally will be) subject to regular federal income tax and New York State and New York City personal income taxes. The Funds may realize capital gains on the sale of securities or on transactions in derivatives. Some of the Funds’ interest income that is exempt from regular federal income taxation may be subject to the AMT. In addition, distributions of the Funds’ income and capital gains will generally be subject to state tax for investors in states other than New York;

•	Even a small investment in derivatives contracts may have a significant impact on the Funds’ interest rate exposure. Using derivatives contracts, therefore, may disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Funds may not fully benefit from or may lose money on derivatives contracts if changes in their value do not correspond as anticipated to changes in the value of the Funds’ holdings. The other parties to certain derivatives contracts present the same types of default risk as issuers of fixed income securities. Derivatives may also make the Fund less liquid and harder to value, especially in declining markets; and

•	The Funds may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument, short-term debt securities or cash. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The Acquired Fund’s prospectus states that the Fund is subject to the following additional risks:

•	Certain borrowings may create an opportunity for increased return, but, at the same time, create special risks. For example, borrowings may exaggerate changes in the net asset value of the Fund’s shares and in the return on the Fund’s portfolio. The Fund may be required to liquidate portfolio securities at a time when it may be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a Fund expense and will reduce the value of the Fund’s shares;

•	The Fund may invest new cash or the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earning’s rate;

•	The Fund may be subject to extension risk. Such risk may occur during periods of rising interest rates in which the average life of certain types of securities is extended due to fewer than expected prepayments. This may lock in a below-market interest rate, increase the securities’ duration and reduce the value of a security;

•	The Fund may be subject to prepayment risk. Such risk may occur during periods of declining interest rates in which the issuer of a security prepays principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities;

•	The Fund may invest, from time to time, a significant portion of its assets in municipal obligations issued by Puerto Rico or other U.S. territories. Such securities may be adversely affected by factors particular to issuers located in those areas; and

•	Municipal obligations include municipal lease obligations, which may present special risks, because the municipal issuer may not be obligated to appropriate money to make required payments on the obligations. Although such obligations are typically secured by the leased property, the leased property may be difficult to sell, or if sold, may not cover fully the Fund’s exposure. The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities, which may limit the Fund’s ability to buy and sell these obligations at times and prices the portfolio manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws (or other applicable laws) may hinder the Fund’s ability to recover interest or principal in the event of a default by the issuer, and an issuer’s obligation to make payments may be subject to laws or referenda enacted in the future, placing constraints upon the enforcement of such obligations, or extending the time for payment of such obligations, or on the ability of the issuer to levy taxes.

The Acquiring Fund’s prospectus states that the Fund is subject to the following additional risks:

•	New York municipal securities may fall out of favor with investors, which may cause the Fund to suffer more than a national municipal fund from adverse events affecting New York municipal issuers including their inability to repay their debt;

•	Unfavorable legislation may affect the tax-exempt status of municipal bonds; and

•	The Fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the Fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service will agree with bond counsel’s opinion. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security may become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security may decline significantly and a portion of the distributions to Fund shareholders may be recharacterised as taxable.

Fundamental Investment Restrictions

Shareholders of the Acquired and Acquiring Funds will be asked in a separate proxy statement to approve revised fundamental investment policies for their Funds, which are set forth below. The Boards of the Funds have adopted, and have recommended that shareholders approve, a uniform set of fundamental investment policies that cover certain broad topics as to which mutual funds, such as the Funds, must have policies that may be changed only with shareholder approval. In connection with this proposal, the Boards have also approved the elimination, or the reclassification as non-fundamental, of all other investment policies that are not required to be classified as fundamental, and the redesignation of the investment objectives of certain Funds as non-fundamental, which means they could be changed without shareholder approval.

Comparison between Fundamental Investment Restrictions

If shareholders of a Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Funds believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Funds, but in a separate proxy statement. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Acquiring Fund, so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their Fund. Following the table is an explanation of certain differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s investment restrictions should shareholders of the Funds not approve the proposed changes to the fundamental investment restrictions.

Subject	Salomon Brothers New York Tax Free Bond Fund (Acquired Fund) Current Restrictions	Legg Mason Partners New York Municipals Fund (Acquiring Fund) Current Restrictions	Salomon Brothers New York Tax Free Bond Fund’s (Acquired Fund) and Legg Mason Partners New York Municipals Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Borrowing:	The Fund may not borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value (it is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities). For purposes of this restriction, arrangements with respect to securities lending are not treated as borrowing.	The Fund may not borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Underwriting:	The Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.	The Fund may not engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, certain Funds are not permitted to underwrite the securities of others, and certain other Funds are not permitted to engage in the business of underwriting.

Subject	Salomon Brothers New York Tax Free Bond Fund (Acquired Fund) Current Restrictions	Legg Mason Partners New York Municipals Fund (Acquiring Fund) Current Restrictions	Salomon Brothers New York Tax Free Bond Fund’s (Acquired Fund) and Legg Mason Partners New York Municipals Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Lending:	The Fund may not make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions (the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan).	The Fund may not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Senior Securities:	The Fund may not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.	The Fund may not issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Subject	Salomon Brothers New York Tax Free Bond Fund (Acquired Fund) Current Restrictions	Legg Mason Partners New York Municipals Fund (Acquiring Fund) Current Restrictions	Salomon Brothers New York Tax Free Bond Fund’s (Acquired Fund) and Legg Mason Partners New York Municipals Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Real Estate:	The Fund may not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein) (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund). For purposes of this investment restriction, the Fund also may purchase and sell securities issued by companies that invest or deal in real estate or real estate investment trusts.	The Fund may not purchase or sell real estate, real estate mortgages or real estate investment trust securities, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; or (b) holding or selling real estate received in connection with securities it holds or held.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Commodities:	The Fund may not purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon).	The Fund may not purchase or sell commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Subject	Salomon Brothers New York Tax Free Bond Fund (Acquired Fund) Current Restrictions	Legg Mason Partners New York Municipals Fund (Acquiring Fund) Current Restrictions	Salomon Brothers New York Tax Free Bond Fund’s (Acquired Fund) and Legg Mason Partners New York Municipals Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
Concentration:	The Fund may not concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund’s investment objectives, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.

The Fund may not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

New York Municipal Obligations:	Under normal circumstances at least 80% of the Fund’s assets are invested in New York municipal obligations.	As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its assets in New York municipal securities.	Retain current policy of Acquiring Fund.

	No restriction.	The Fund has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and the Fund will invest not less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the federal AMT) and from personal income taxes of New York State and New York City in the opinion of bond counsel for the various issuers. The Fund may also invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.	Retain current policy of Acquiring Fund.

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

Differences between the Acquired Fund’s current and proposed fundamental investment restrictions include the following:

•	The Acquired Fund’s current restriction on borrowing permits the Acquired Fund to borrow only for temporary or emergency purposes. The proposed restriction would allow the Acquired Fund to borrow as permitted under the 1940 Act or pursuant to specific SEC guidance.

•	The Acquired Fund’s current restriction on lending allows the Acquired Fund to make only the following types of loans: (1) loans of portfolio securities not exceeding 30% of the Fund’s total assets; (2) use of repurchase agreements or fixed time deposits or the purchase of short-term obligations; and (3) purchasing debt securities of types commonly distributed privately to financial institutions. The proposed restriction would allow the Acquired Fund to make loans under other circumstances as permissible under the 1940 Act or pursuant to specific SEC guidance.

•	The Acquired Fund’s current restriction on real estate transactions prohibits the Fund from purchasing or selling real estate. The proposed restriction would allow the Acquired Fund to purchase or sell real estate as permissible under the 1940 Act or pursuant to specific SEC guidance.

•	The Acquired Fund’s current restriction on commodities transactions prohibits the Fund from purchasing or selling interests in oil, gas or mineral leases or commodities or commodity contracts. The proposed restriction would allow the Acquired Fund to purchase or sell commodities or contracts related to commodities as permissible under the 1940 Act or pursuant to specific SEC guidance.

The actual investment practices of the Acquired Fund would not be expected to change as a result of the revised policies. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

Comparison between the Acquired Fund’s and the Acquiring Fund’s Current Fundamental Investment Restrictions

A difference between the two Funds with respect to their fundamental investment restrictions, should shareholders of the Funds not approve the proposed changes to the fundamental investment restrictions, is that while both Funds are only permitted to borrow money for temporary or emergency purposes, and then only in an amount not to exceed 1/3 of the value of its net assets, the Acquired Fund has an additional restriction prohibiting its from purchasing any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value. Furthermore, unlike the Acquired Fund, the Acquiring Fund may enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques.

New York Money Market Portfolio (Acquiring Fund) and Salomon Brothers New York Municipal Money Market Fund (Acquired Fund)

Investment Objectives

There are no material differences between the investment objectives of the Funds. Both Funds seek current income exempt from regular federal income tax, New York State personal income tax, and New York City personal income tax through a portfolio selected for liquidity and stability of the principal. Salomon Brothers New York Municipal Money Market Fund’s investment objectives are fundamental, whereas the New York Money Market Portfolio’s are not. This means that the Board of New York Money Market Portfolio may change its investment objectives without shareholder approval.

Principal Investment Policies and Strategies

Both Funds invest at least 80% of total assets in high-quality short-term New York municipal securities in one of the two highest short-term rating categories with maturities of less than or equal to 397 days remaining with a dollar-weighted average maturity of 90 days or less. Both Funds are money market funds operating within the diversification, maturity and quality restrictions imposed by rules under the 1940 Act.

The Acquiring Fund may invest up to 20% of its assets in structured securities (including tender option bonds, partnership interests and swap-based securities), while the Acquired Fund has no such authorization. Unlike the Acquiring Fund, the Acquired Fund may invest up to 20% of its assets in certain foreign obligations of sovereign nations or supranational organizations, provided that they are U.S. dollar-denominated.

The managers of both Funds look to invest in undervalued sectors and individual securities by employing fundamental credit analysis to estimate relative value and attractiveness of various opportunities, trading between general obligation and revenue bonds and among various revenue bond sectors based on apparent relative values, and considering yields available for various securities and maturity in light of interest rate outlook. The Acquiring Fund also seeks to identify supply and demand imbalances between fixed versus variable rate securities.

Risk Factors

Because the Funds have similar investment objectives and primary investment strategies, many of the principal risks of investing in the Funds are similar. You may lose money on your investment in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The following summarizes the risks of investing in each of the Funds:

•	Interest rates may rise, which may cause the value of the Fund’s portfolio to decline;

•	The issuer of a security owned by the Fund may default on its obligation to pay principal and/or interest, or the security’s credit rating may be downgraded;

•	Unfavorable legislation may affect the tax-exempt status of municipal securities;

•	The manager’s judgment about the attractiveness, relative value, credit quality or income potential of a particular security may prove to be incorrect;

•	New York is in the process of recovering from the repercussions of the September 11, 2001 terrorist attacks on New York City. New York City accounts for a large segment of the state’s population and personal income, and New York City’s financial health affects the state in many ways. The economies of both the state and the city of New York are particularly susceptible to volatility in the financial services sector. Although the unemployment rate in New York has decreased over the past few years and there has been a significant recovery on Wall Street, growth is expected to slow and future weakness in the financial services sector in New York City may negatively impact the New York economy. An accelerated pace of interest rate hikes, as well as lower corporate earnings, may negatively impact equity markets, possibly resulting in smaller bonus payments by Wall Street firms, thus reducing state tax revenues. These and other factors may affect the market value of municipal obligations held by the Fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the Fund. In addition, if the Fund has difficulty finding high quality New York municipal obligations to purchase, the amount of the Fund’s income that is subject to New York taxes may increase;

•	It is possible that some of the Fund’s income distributions may be (and distributions of the Fund’s capital gains generally will be) subject to regular federal income tax and New York State and New York City personal income taxes. The Fund may realize capital gains subject to regular federal income taxes and New York State and New York City personal income taxes on the sale of its securities or on transactions in derivative instruments. Distributions of the Fund’s income that is exempt from regular federal income taxation may be subject to the federal AMT. In addition, distributions of the Fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than New York; and

•	The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The Acquired Fund’s prospectus states that the Fund is subject to the following additional risks:

•	The Fund may invest, from time to time, a significant portion of its assets in municipal obligations issued by Puerto Rico or other U.S. territories. Such securities may be adversely affected by factors particular to issuers located in those areas.

•	Municipal obligations include municipal lease obligations, which may present special risks, because the municipal issuer may not be obligated to appropriate money to make required payments on the obligations. Although such obligations are typically secured by the leased property, the leased property may be hard to sell, or if sold, may not cover fully the Fund’s exposure. The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the Fund’s ability to buy and sell these obligations at times and prices the portfolio manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws (or other applicable laws) may hinder the Fund’s ability to recover interest or principal in the event of a default by the issuer, and an issuer’s obligation to make payments may be subject to laws or referenda enacted in the future, placing constraints upon the enforcement of such obligations, or extending the time for payment of such obligations, or on the ability of the issuer to levy taxes.

The Acquiring Fund’s prospectus states that the Fund is subject to the following additional risks:

•	New York municipal securities may fall out of favor with investors. This may cause the Fund to suffer more than a national municipal fund from adverse events affecting New York municipal issuers including their inability to repay their debt.

•	The Fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the Fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service will agree with bond counsel’s opinion. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security may become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security may decline significantly and a portion of the distributions to Fund shareholders may be recharacterised as taxable.

•	Because the Fund may invest in structured securities (for example, tender option bonds, partnership interests and swap-based securities), the Fund may be subject to certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in municipal bonds. These issues may be resolved in a manner that could hurt the performance of the Fund.

Comparison between Fundamental Investment Restrictions

If shareholders of a Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Funds believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Funds, but in a separate proxy statement. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Acquiring Fund, so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their Fund. Following the table is an explanation of certain differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s investment restrictions should shareholders of the Funds not approve the proposed changes to the fundamental investment restrictions.

Subject	Salomon Brothers New York Municipal Money Market Fund (Acquired Fund) Current Restrictions	New York Money Market Portfolio (Acquiring Fund) Current Restrictions	Salomon Brothers New York Municipal Money Market Fund (Acquired Fund) and New York Money Market Portfolio (Acquiring Fund) Proposed Restrictions and Brief Discussion
Borrowing:	The Fund may not borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets).	The Fund may not borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing. Rule 2a-7 under the 1940 Act may limit the Fund’s ability to engage in any strategy otherwise permitted under the 1940 Act.

Subject	Salomon Brothers New York Municipal Money Market Fund (Acquired Fund) Current Restrictions	New York Money Market Portfolio (Acquiring Fund) Current Restrictions	Salomon Brothers New York Municipal Money Market Fund (Acquired Fund) and New York Money Market Portfolio (Acquiring Fund) Proposed Restrictions and Brief Discussion
Underwriting:	The Fund may not underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting.	The Fund may not engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, certain Funds are not permitted to underwrite the securities of others, and certain other Funds are not permitted to engage in the business of underwriting. Rule 2a-7 under the 1940 Act may limit the Fund’s ability to engage in any strategy otherwise permitted under the 1940 Act.

Lending:	The Fund may not make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker’s acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities.	The Fund may not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.) Rule 2a-7 under the 1940 Act may limit the Fund’s ability to engage in any strategy otherwise permitted under the 1940 Act.

Subject	Salomon Brothers New York Municipal Money Market Fund (Acquired Fund) Current Restrictions	New York Money Market Portfolio (Acquiring Fund) Current Restrictions	Salomon Brothers New York Municipal Money Market Fund (Acquired Fund) and New York Money Market Portfolio (Acquiring Fund) Proposed Restrictions and Brief Discussion
Senior Securities:	The Fund may not issue senior securities except as may be permitted by the 1940 Act.	The Fund may not issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities. Rule 2a-7 under the 1940 Act may limit the Fund’s ability to engage in any strategy otherwise permitted under the 1940 Act.

Real Estate:	The Fund may not purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).	The Fund may not purchase or sell real estate, real estate mortgages or real estate investment trust securities, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; or (b) holding or selling real estate received in connection with securities it holds or held.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid). Rule 2a-7 under the 1940 Act may limit the Fund’s ability to engage in any strategy otherwise permitted under the 1940 Act.

Subject	Salomon Brothers New York Municipal Money Market Fund (Acquired Fund) Current Restrictions	New York Money Market Portfolio (Acquiring Fund) Current Restrictions	Salomon Brothers New York Municipal Money Market Fund (Acquired Fund) and New York Money Market Portfolio (Acquiring Fund) Proposed Restrictions and Brief Discussion
Commodities:	The Fund may not purchase or sell commodities or commodity contracts, including futures contracts.	The Fund may not purchase or sell commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid). Rule 2a-7 under the 1940 Act may limit the Fund’s ability to engage in any strategy otherwise permitted under the 1940 Act.

Concentration:	The Fund may not purchase any securities which would cause more than 25% of the value of its total assets to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state or territory, any possessions of the United States, or any of their authorities, agencies, instrumentalities or political subdivisions, bank obligations, or repurchase agreements with respect to any such obligations.	The Fund may not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future. Rule 2a-7 under the 1940 Act may limit the Fund’s ability to engage in any strategy otherwise permitted under the 1940 Act.

Subject	Salomon Brothers New York Municipal Money Market Fund (Acquired Fund) Current Restrictions	New York Money Market Portfolio (Acquiring Fund) Current Restrictions	Salomon Brothers New York Municipal Money Market Fund (Acquired Fund) and New York Money Market Portfolio (Acquiring Fund) Proposed Restrictions and Brief Discussion
Other:	The Fund may not purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost-or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.	No restriction.	No restriction.

	The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by the borrowing restriction.	No restriction.	No restriction.

	The Fund may not sell securities short.	No restriction.	No restriction.

	The Fund may not invest for the purposes of exercising control over management of any company.	No restriction.	No restriction.

	The Fund may not purchase warrants.	No restriction.	No restriction.

	The Fund may not invest directly in interest in oil, gas or other mineral exploration development programs or mineral leases.	No restriction.	No restriction.

	The Fund may not invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days and securities that would be illiquid by virtue of legal or contractual restrictions on resale.	No restriction.	No restriction.

Subject	Salomon Brothers New York Municipal Money Market Fund (Acquired Fund) Current Restrictions	New York Money Market Portfolio (Acquiring Fund) Current Restrictions	Salomon Brothers New York Municipal Money Market Fund (Acquired Fund) and New York Money Market Portfolio (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).	No restriction.	No restriction.

	The Fund may not invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 50% of the value of the total assets of the Fund may be invested without regard to this limitation so long as no more than 25% of its total assets are invested in the securities of any one issuer.	No restriction.	No restriction.

	The Fund may not own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof).	No restriction.	No restriction.

	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives are not “fundamental.”	No restriction.

	As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its assets in high-quality, short-term New York municipal obligations, which are debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities (or certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam) and related investments.	As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its assets in short-term high quality New York municipal securities.	Retain current policy of Acquiring Fund.

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

The primary differences between the Acquired Fund’s current and proposed fundamental investment restrictions are as follows:

•	The Acquired Fund’s current restriction on borrowing permits the Acquired Fund to borrow only for temporary or emergency purposes, and in no event in excess of 15% of the value of the Fund’s total assets. The proposed restriction would allow the Acquired Fund to borrow under other circumstances as permissible under the 1940 Act or pursuant to specific SEC guidance.

•	The Acquired Fund’s current restriction on lending prohibits the Acquired Fund from making loans, except for purchasing debt instruments and entering into repurchase agreements. The proposed restriction would allow the Acquired Fund to lend money or other assets as permissible under the 1940 Act or pursuant to SEC guidance.

•	The Acquired Fund’s current restriction on real estate transactions prohibits the Fund from purchasing or selling real estate. The proposed restriction would allow the Acquired Fund to purchase or sell real estate as permissible under the 1940 Act or pursuant to specific SEC guidance.

•	The Acquired Fund’s current restriction on commodities transactions prohibits the Fund from purchasing or selling commodities or commodity contracts. The proposed restriction would allow the Acquired Fund to purchase or sell commodities or contracts related to commodities as permissible under the 1940 Act or pursuant to specific SEC guidance.

•	The Acquired Fund’s current restriction requires the Acquired Fund to remain a “diversified” company within the meaning of the 1940 Act. This restriction would be removed if the proposed restrictions are approved. However, this would have no practical effect, because under the 1940 Act a shareholder vote is required to change a fund from diversified to non-diversified, and the rules applicable to money market funds impose stricter diversification standards than the 1940 Act generally.

•	The Acquired Fund’s current restrictions contain the following prohibitions, which will be removed in the proposed restrictions: (1) investing in other investment companies (except in limited circumstances); (2) leveraging more than 20% of its assets; (3) engaging in short sales; (4) making control acquisitions; (5) purchasing warrants; (6) investing in oil, gas or mineral leases; (7) investing more than 10% of its assets in illiquid securities; (8) purchasing securities on margin; (9) owning more than 10% of the outstanding voting stock of any single issuer or (10) altering the Fund’s investment restrictions without a shareholder vote. These restrictions previously were imposed on mutual funds under state “blue sky” regulation as a condition of selling shares in a particular state. These restrictions are not required to be fundamental restrictions under the 1940 Act.

The actual investment practices of the Acquired Fund would not be expected to change as a result of the revised policies. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

Comparison between the Acquired Fund’s and the Acquiring Fund’s Current Fundamental Investment Restrictions

The primary differences between the Acquired Fund’s current fundamental investment restrictions and the Acquiring Fund’s current fundamental investment restrictions are as follows:

•	The Acquired Fund’s current restriction on borrowing permits the Acquired Fund to borrow only for temporary or emergency purposes, and in no event in excess of 15% of the value of the Fund’s total assets. The Acquiring Fund’s current restriction on borrowing permits the Acquiring Fund to borrow for temporary or emergency purposes (without restriction) and also permits the Fund to devote up to one-third of its total assets to reverse repurchase agreements, forward roll transactions or similar leveraging strategies.

•	Unlike the Acquired Fund, the Acquiring Fund may make loans using portfolio securities.

•	The Acquired Fund’s current restriction prohibits the Acquired Fund from purchasing or selling commodities or contracts related to commodities. The Acquired Fund’s current restriction allows the Acquired Fund to trade in futures contracts and options on futures contracts.

•

The Acquired Fund’s current restrictions contain the following prohibitions, with respect to which the Acquiring Fund’s current restrictions do not contain analogous provisions: (1) investing in other investment companies (except in limited circumstances); (2) leveraging more than 20% of its assets; (3) engaging in short sales; (4) making control acquisitions; (5) purchasing warrants; (6) investing in oil, gas or mineral leases; (7) investing more than 10% of its assets in illiquid securities; (8) owning more than 10% of the outstanding voting stock of a single issuer; or (9) purchasing securities on margin. These restrictions previously were imposed on mutual funds under state “blue sky” regulation as a condition of selling shares in a particular state. These restrictions are not required to be fundamental restrictions under the 1940 Act.

•	Unlike the Acquired Fund, the Acquiring Fund need not maintain the status of a “diversified” company within the meaning of the 1940 Act. However, this would have no practical effect, because under the 1940 Act a shareholder vote is required to change a fund from diversified to non-diversified, and the rules applicable to money market funds impose stricter diversification standards than the 1940 Act generally.

•	Unlike the Acquired Fund, the Acquiring Fund’s investment objectives are not “fundamental,” meaning that they can be altered without a shareholder vote.

INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

The Reorganization Agreement

The following summary of each Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix A to this Proxy Statement/Prospectus. Each Reorganization Agreement provides for (1) the transfer of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund in exchange for shares of the corresponding Acquiring Fund, having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, (2) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund and (3) the termination of the Acquired Fund. Subject to the satisfaction of the conditions described below, the Reorganizations are scheduled to occur as of the close of business on March 2, 2007, or on such later date as the parties may agree (“Closing Date”). The net asset value of each Acquired Fund shall be computed using the valuation procedures established by the Acquired Fund’s Board. The net asset value per share of each class of the Acquiring Fund shall be determined using the valuation procedures established by the Acquiring Fund’s Board. The number of shares of each class of the Acquiring Fund to be issued in exchange for the Acquired Fund’s assets shall be determined with respect to each such class by dividing the net asset value of each class of the Acquired Fund by the net asset value per share of the corresponding class of the Acquiring Fund. Each Acquired Fund’s Board will adopt the valuation procedures of the corresponding Acquiring Fund’s Board before the Reorganizations.

The number of full and fractional shares of the corresponding Acquiring Fund to be received by each Acquired Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund held by such shareholder as of the close of regularly scheduled trading on The New York Stock Exchange, Inc. (“NYSE”) on the Closing Date or such later time as the Acquired Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, each Acquired Fund will terminate and distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the corresponding Acquiring Fund received by the Acquired Fund in the Reorganization. The distribution with respect to each class of each Acquired Fund’s shares will be accomplished by the transfer of the corresponding Acquiring Fund shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders.

The aggregate net asset value of Class A, Class B and Class C shares of the Acquiring Fund, as applicable, to be credited to Class A, Class B and Class C Acquired Fund shareholders, respectively, will, with respect to each class, be equal to the aggregate net asset value of the shares of the Acquired Funds of the corresponding class owned by Acquired Fund shareholders on the Closing Date, except that the Class A shareholders of Salomon Brothers New York Municipal Money Market Fund will receive Class Y shares of New York Money Market Portfolio and Class O shareholders of both Acquired Funds will receive Class Y shares of their respective corresponding Acquiring Funds.

All issued and outstanding shares of the Acquired Funds will thereafter be cancelled or redeemed, as the case may be under the laws of the applicable jurisdiction, on the books of the Acquired Funds, and any share certificates representing shares of the Acquired Funds will be null and void. This Proxy Statement/Prospectus constitutes notice of any such redemption. The Acquiring Funds will not issue certificates representing the Class A, Class B, Class C and Class Y shares issued in connection with such Reorganization.

After such distribution, each Acquired Fund will take all necessary steps under Maryland law or Massachusetts law, as applicable, its respective charter and any other applicable law to effect its termination.

The Board of each Acquired Fund and the Board of each Acquiring Fund has determined with respect to its Fund that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Fund. In making these determinations, the Board of each Fund took into account that management has agreed to pay all the printing, proxy solicitation, mailing and postage costs of each Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legacy CAM Funds and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees. The transaction costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be borne by the Funds, as is consistent with industry practice.

Each Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date if circumstances should develop that, in the opinion of either Fund’s Board, make proceeding with that Reorganization inadvisable. Each Reorganization Agreement provides that the Acquired Fund and the corresponding Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) a Reorganization Agreement be approved by shareholders of the Acquired Fund; and (b) the Acquired Fund and the Acquiring Fund receive the opinion of Dechert LLP that the transaction contemplated by a Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes. A Board may waive such compliance only if it finds such waiver to be in the best interest of its respective Fund.

Approval of each Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund as defined in the 1940 Act, with all classes voting together as a single class. See “Voting Information” below.

Description of the Acquiring Funds’ Shares

Acquired Fund shareholders of record as of the Closing Date will receive full and fractional shares of the corresponding Acquiring Fund in accordance with the procedures provided for in the applicable Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights, except for Class B shares, as more fully described in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” attached as Appendix B to this Proxy Statement/Prospectus. The Acquiring Funds will not issue share certificates.

Reasons for the Reorganization and Board Considerations

The Reorganizations are among a series of initiatives that the Boards of the respective Acquired Funds approved following the December 2005 acquisition by Legg Mason, Inc. (“Legg Mason”) of Citigroup Asset Management (“CAM”), which included the Funds’ investment managers. The Reorganizations are part of a broad set of initiatives, including a comprehensive review of Legg Mason’s various products, undertaken by Legg Mason with the goal of integrating and streamlining the Legg Mason Partners Funds, the Salomon Brothers Funds and CitiFunds (the “Legacy CAM Funds”).

At meetings held in June and July, 2006, the Board of each Acquired Fund approved a series of initiatives proposed by Legg Mason that are designed to: (1) integrate the operations of the Legacy CAM Funds; (2) streamline the operations and product offerings of the Legacy CAM Funds; (3) take advantage of potential economies of scale; and (4) leverage Legg Mason’s broad investment management capabilities and expertise by, for a limited number of Legacy CAM Funds, appointing new portfolio managers from different Legg Mason advisory subsidiaries whose core competency, in the opinion of Legg Mason, is better suited to manage those Legacy CAM Funds. The integration of the Legacy CAM Funds proposed by Legg Mason will include, among other things: (1) eliminating overlapping or duplicative funds; (2) reducing the number of registrants and changing the form of organization of all the Funds such that all Funds within the same complex are organized within a single jurisdiction and have a single form of declaration of trust; (3) electing Boards so that each Board oversees Funds generally of a single asset class; (4) proposing a standardized set of fundamental investment policies for the Funds; (5) changing investment strategies of certain Acquiring Funds; (6) rationalizing share classes; and (7) shifting to a new manager/sub-adviser structure.

These initiatives, certain of which require additional shareholder approval, are being implemented over a period of time. If approved by shareholders, the proposed “shell” reorganizations, as discussed below, and the other proposed changes to investment strategies and share classes are expected to be effective by the end of the first half of 2007.

The proposed Reorganizations were presented to the Boards for consideration with supporting information prepared by Legg Mason and Lipper Inc., an independent provider of investment company data, at Board meetings held in June and July, 2006, and were approved at those meetings. Each Acquired Fund Board, including all of its Independent Board Members, following discussion of the advantages and any disadvantages to each Acquired Fund under its supervision, determined that: (1) the proposed Reorganization would be in the best interests of such Fund; and (2) the proposed Reorganization would not result in the dilution of the interests of such Fund or its shareholders.

In approving the Reorganizations of the Funds under their supervision, the respective Boards, based on the information provided by Legg Mason and Lipper, considered a number of factors, including the following:

•	the benefits to the Funds that are expected to be derived from the integration of the Funds, as described below;

•	the objective of management to eliminate comparable or duplicative product offerings among the Legacy CAM Funds to reduce the potential for investor confusion;

•	the compatibility of the investment objectives, strategies, policies and risks of the Acquired Funds in the Reorganizations with those of the Acquiring Funds;

•	the portfolio managers of the Acquiring Funds and the Acquired Funds;

•	greater marketing and distribution focus on a smaller number of funds, which may promote asset growth over time;

•	the relative size of the Acquiring and Acquired Funds;

•	the expense ratios of the Acquired and Acquiring Funds and information as to specific fees and expenses of each Acquiring Fund and each Acquired Fund, including management’s commitments to contractually maintain the net expense level for certain Acquiring Funds as low as the net expense level currently in effect, if not lower, for one year after the date of the next annual prospectus update of the Acquiring Fund following the Reorganization;

•	the absence of a dilutive effect on interests of current shareholders of the Acquired Funds;

•	the Federal tax consequences of each Reorganization to the Acquired Fund and its shareholders, including that each Reorganization has been structured to qualify as a Federal tax-free transaction;

•	the benefits that may be derived by Legg Mason and its affiliates as a result of the Reorganizations as well as from various relationships with the Acquired Funds or Acquiring Funds;

•	the allocation of expenses associated with the Reorganizations among the Funds and Legg Mason (as noted above, management will pay all the printing, proxy solicitation, mailing and postage costs of each Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legacy CAM Funds and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees); and

•	the potential for greater economies of scale and lower expenses, resulting from greater asset growth over time.

If the Reorganizations are approved by shareholders and are consummated, Legg Mason is expected to achieve higher profitability due to decreased costs and increased revenue including from a potential increase in assets under management. Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines. In addition, to the extent that the Reorganizations help to streamline the Fund family, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance, and generally make the Funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues of rising asset levels. Legg Mason will no longer have to waive fees under the voluntary expense cap of Salomon Brothers New York Tax Free Bond Fund. On the other hand, it has agreed to an expense cap for the Acquiring Fund that will require it to waive fees and/or reimburse expenses on Class A and Class Y shares for one year from the date of the next annual prospectus update after the Reorganization.

More specifically, with respect to the Reorganizations proposed in this Proxy Statement/Prospectus, the Boards of the respective Acquired Funds made the following determinations, among others:

Salomon Brothers New York Tax Free Bond Fund: Among other things, the Board considered the likelihood that the Reorganization would streamline the investment products lineup, eliminate product duplication and improve marketing focus by combining funds with similar investment objectives and strategies. The Board determined that the Reorganization would likely encourage a more focused marketing and distribution effort so as to promote asset growth and reduce the likelihood of asset shrinkage, which may in turn provide enhanced opportunities for realizing greater economies of scale in the form of lower expenses over time. The Board also found that the elimination of duplicative funds would reduce the potential for investor confusion about similar funds.

The Board also considered the fact that, although its current management fee (after voluntary waivers) is lower than that of the Acquiring Fund, Salomon Brothers New York Tax Free Bond Fund will be merging into a larger fund with lower total operating expenses. Furthermore, Legg Mason Partners New York Municipals Fund may invest to a greater extent than Salomon Brothers New York Tax Free Bond Fund in municipal securities that pay interest subject to the AMT, which may benefit some shareholders. For the calendar year 2005, 9.30% of the Acquiring Fund’s dividends were subject to the AMT while 4.51% of the Acquired Fund’s dividends were subject to the AMT. The percentage of the Acquiring Fund’s dividends subject to the AMT may vary from year to year. The Board noted that it is advantageous to have exposure to AMT paper when the spread between the yield on AMT paper and non-AMT paper compensates for the tax consequences of having such exposure. The Board further noted that it is not advantageous to have exposure to AMT paper when the spread between the yield on AMT paper and non-AMT paper is insufficient to compensate for the tax consequences of having such exposure. Each shareholder’s tax consequences are different, so the exposure to AMT paper may not be advantageous or disadvantageous to all shareholders of the Fund at the same time.

Salomon Brothers New York Municipal Money Market Fund: Among other things, the Board considered the likelihood that the Reorganization would streamline the investment products lineup, eliminate product duplication and improve marketing focus by combining funds with similar investment objectives and strategies. The Board determined that the Reorganization would likely encourage a more focused marketing and distribution effort so as to promote asset growth and reduce the likelihood of asset shrinkage, which may in turn provide enhanced opportunities for realizing greater economies of scale in the form of lower expenses over time. The Board found that the elimination of duplicative funds would reduce the potential for investor confusion about similar funds.

The Board also considered the fact that Salomon Brothers New York Municipal Money Market Fund will be merging into a substantially larger fund. Although its current management fee (after voluntary waivers) is lower than that of the Acquiring Fund, Class A and Class O shareholders will receive Class Y shares of the Acquiring Fund, which will result in total expenses that will be lower than or equal to current total expenses.

Federal Income Tax Consequences

Each of the Reorganizations is conditioned upon the receipt by each of the Acquired Funds and each of the Acquiring Funds of an opinion from Dechert LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for Federal income tax purposes:

(i) The acquisition by each of the Acquiring Funds of all of the assets of each of the Acquired Funds solely in exchange for shares of each of the respective Acquiring Funds and the assumption by the each of the Acquiring Funds of all of the liabilities of each of the respective Acquired Funds, followed by the distribution by each of the Acquired Funds to its shareholders of shares of each of the respective Acquiring Funds and termination of each of the Acquired Funds, all pursuant to each of the Plans, each constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

(ii) Each of the Acquired Funds will not recognize gain or loss upon the transfer of its assets to each of the Acquiring Funds in exchange for shares of each of the Acquiring Funds and the assumption of all of the liabilities of each of the Acquired Funds by each of the Acquiring Funds; and each of the Acquired Funds will not recognize gain or loss upon the distribution to its shareholders of shares of each of the Acquiring Funds and termination of each of the Acquired Funds;

(iii) Shareholders will not recognize gain or loss on the receipt of shares of each of Acquiring Funds solely in exchange for shares of each of the Acquired Funds pursuant to each of the Reorganizations;

(iv) The aggregate basis of the shares of each of the Acquiring Funds received by each shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of each of the Acquired Funds exchanged therefor;

(v) The holding period of the shares of each of the Acquiring Funds received by each shareholder pursuant to each of the Reorganizations will include the holding period of the shares of each of the Acquired Funds exchanged therefor, provided that the Shareholder held the shares of each of the Acquired Funds as a capital asset at the time of the Reorganization;

(vi) Each of the Acquiring Funds will not recognize gain or loss upon the receipt of the assets of each of the Acquired Funds in exchange for shares of each of the Acquiring Funds and the assumption by each of the Acquiring Funds of all of the liabilities of each of the Acquired Funds;

(vii) The basis of the assets of each of the Acquired Funds transferred to each of the Acquiring Funds in each of the Reorganizations will be the same in the hands of each of the Acquiring Funds as the basis of such assets in the hands of each of the Acquired Funds immediately prior to the transfer; and

(viii) The holding periods of the assets of each of the Acquired Funds transferred to each of the Acquiring Funds in the Reorganization in the hands of each of the Acquiring Funds will include the periods during which such assets were held by each of the Acquired Funds (except to the extent that the investment activities of each of the Acquiring Funds acts to reduce or eliminate such holding period).

While neither the Acquired Funds nor the Acquiring Funds are aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax advisor with respect to such matters.

On the business day prior to the Closing Date, each of the Acquired Funds, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of each of the respective Acquired Fund’s shareholders.

Information Regarding Tax Capital Loss Carryforwards

Salomon Brothers New York Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners New York Municipals Fund (Acquiring Fund)

As of the dates indicated below, the Funds had the following unused capital loss carryforwards:

Salomon Brothers New York Tax Free Bond Fund (As of December 31, 2005)			Legg Mason Partners New York Municipals Fund (As of March 31, 2006)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization	Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
12/31/2000	$(3,954,329)	12/31/2008	3/31/2000	$(5,713,826)	3/31/2008
12/31/2001	(202,879)	12/31/2009	3/31/2001	(4,646,778)	3/31/2009
			3/31/2004	(1,069,559)	3/31/2012
			3/31/2005	(22,632,917)	3/31/2013

Total	$(4,157,208)		Total	$(34,063,080)

Salomon Brothers New York Tax Free Bond Fund (Acquired Fund)

The Reorganization would impact the use of these loss carryforwards in the following manner: 1) the expiration date of the loss carryforwards would move up approximately by one year and realign themselves with the fiscal year end of Legg Mason Partners New York Municipals Fund; for example, the losses due to expire on December 31, 2008 would expire on March 31, 2008; 2) the loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of Salomon Brothers New York Tax Free Bond Fund; 3) the loss carryforwards may not be available to offset any capital gains recognized after the Reorganization that are attributable to appreciation in Legg Mason Partners New York Municipals Fund’s portfolio at the time of the Reorganization; and 4) the amount of losses that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization multiplied by the aggregate net asset value of the Salomon Brothers New York Tax Free Bond Fund at the time of Reorganization (approximately $4,100,000 per year based on data as of August 2006).

The combination of these limitations on the use of loss carryforwards may result in a some portion of Salomon Brothers New York Tax Free Bond Fund’s loss carryforwards expiring unused.

Legg Mason Partners New York Municipals Fund (Acquiring Fund)

The Reorganization would impact the use of these loss carryforwards by benefiting the shareholders of the combined fund rather than only the shareholders of Legg Mason Partners New York Municipals Fund (the Acquiring Fund).

Salomon Brothers New York Municipal Money Market Fund (Acquired Fund) and New York Money Market Portfolio (Acquiring Fund)

Neither Fund had any capital loss carryovers as of their prior fiscal year ends.

Information Applicable to All Funds with Capital Loss Carryforwards

Since each of the Reorganizations is not expected to close until approximately March 2007, the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Reorganizations. Further, the ability of each of the Acquired and Acquiring Funds to use these losses (even in the absence of a Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of each of the Acquired or Acquiring Funds, or both, expiring unused.

Effect of Proposed “Shell” Reorganization of the Funds

In a separate proxy statement, shareholders of each Acquired and Acquiring Fund are being asked to approve a number of governance-related matters, including the consolidation of the Boards, so that each of the Funds would be overseen by one of two boards, with one board focusing on equity funds and the other board focusing on fixed income funds. Most funds in the fund complex will participate in a restructuring initiative. The first step of this initiative will be a number of reorganizations that will group equity funds together and fixed income funds together, while also reducing the number of separate legal entities in the fund complex. The approval of shareholders of many funds in the fund complex, including Legg Mason Partners New York Municipals Fund, New York Money Market Portfolio and Salomon Brothers New York Tax Free Bond Fund, is required for the reorganization of their funds. Salomon Brothers New York Municipal Money Market Fund will participate in such a reorganization, but the approval of shareholders is not required. As a second step in the restructuring initiative, it is proposed that the funds in the fund complex adopt the Maryland business trust form of organization. Shareholders of certain existing trusts in the fund complex are being asked to approve the reorganization of their trusts into Maryland business trusts. If these shareholders approve the reorganizations, all of the series of the existing trusts, including the new series that result from the first step reorganizations of the funds described above, will become series of the new Maryland business trusts.

If shareholders of an Acquired Fund approve the Reorganization Agreement for that Fund, it is intended that the Reorganization be effective before these restructurings. In such event, the Acquired Fund would not go through the two-step restructuring mentioned above.

As noted in Appendix K, each Acquiring Fund is organized as a series of a Massachusetts business trust. Assuming all required approvals with regard to the restructurings are obtained and the shareholders of an Acquired Fund approve the Reorganization Agreement, then the corresponding Acquiring Fund would become a series of a Maryland business trust and the Acquired Fund’s shareholders would become shareholders of that series of a Maryland business trust following the closing of the Reorganization and restructurings. On the other hand, if shareholders of an Acquired Fund approve the Reorganization Agreement but all required approvals with regard to the restructurings applicable to the corresponding Acquiring Fund are not obtained, then the Acquiring Fund will remain a series of a Massachusetts business trust if either the first step or the second step is not approved, and the shareholders of the Acquired Funds would remain shareholders of a Massachusetts business trust as a result of the Reorganization and restructurings.

A comparison of Maryland corporations, Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus as Appendix G.

TERMINATION OF THE ACQUIRED FUNDS

If the Reorganizations are effected, each of the Acquired Funds will be terminated, and each Acquired Fund’s issued and outstanding shares will be redeemed or cancelled, as the case may be.

PORTFOLIO SECURITIES

If each of the Reorganizations is effected, management will analyze and evaluate the portfolio securities of each of the Acquired Funds being transferred to each of the Acquiring Funds. Consistent with each of the Acquiring Fund’s investment objectives and policies, any restrictions imposed by the Code and in the best interests of each of the Acquiring Fund’s shareholders (including former shareholders of each of the Acquired Funds), management will influence the extent and duration to which the portfolio securities of each of the Acquired Funds will be maintained by each of the Acquiring Funds. It is possible that there may be some dispositions of the portfolio securities of each of the Acquired Funds in connection with the Reorganizations. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of each of the Acquired Funds may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and each Acquiring Fund’s ability to use any available loss carryforwards.

No securities of an Acquired Fund need to be sold in order for the corresponding Acquiring Fund to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUNDS

Investment Manager and Subadvisers

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has served as each Acquiring Fund’s investment manager since August 1, 2006. LMPFA, a subsidiary of Legg Mason located at 399 Park Avenue, New York, NY 10022, is a recently-organized investment adviser that provides administrative and compliance oversight services to the Funds. Other than the cash management services it provides for certain equity funds, LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management is provided by Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason located at 385 East Colorado Boulevard, Pasadena, California 91101.

Management and subadvisory fees will be paid to LMPFA and the subadviser at the following rates as a percentage of the Acquiring Fund’s average daily net assets:

Fund	Investment Manager	Contractual Fee Rate (before any waivers or reimbursements)	Subadviser	Received by Subadviser
Legg Mason Partners New York Municipals Fund	LMPFA	0.50%	Western Asset	The subadvisory fee will be 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

New York Money Market Portfolio	LMPFA	First $1 billion 0.45%; Next $1 billion 0.425%; Next $3 billion 0.40%; Next $5 billion 0.375%; Over $10 billion 0.35%.	Western Asset	The subadvisory fee will be 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

During the fiscal years indicated below, management fees were paid to the prior investment manager at the following effective rates as a percentage of each Acquiring Fund’s average daily net assets:

Fund (Fiscal Year End)	Investment Manager	Rate of Fee
Legg Mason Partners New York Municipals Fund (March 31, 2006)	Smith Barney Fund Management LLC (“SBFM”)	0.50%

New York Money Market Portfolio (March 31, 2006)	SBFM	0.45%

Additional information about the factors considered by the Board of the Acquiring Funds in approving the Acquiring Funds’ prior Investment Management Agreement is contained in the shareholder reports for the Acquiring Funds for the year ended March 31, 2006. A discussion of the factors considered by the Board in approving the new Investment Management Agreement and the subadvisory agreements for the Acquiring Funds will be disclosed in upcoming reports to shareholders.

Certain Legal Proceedings

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including SBFM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested (including Salomon Brothers New York Tax Free Bond Fund and Legg Mason Partners New York Municipals Fund) and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). None of the Funds were identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Certain of the Funds are not Affected Funds, and therefore did not implement the transfer agent arrangement described above. Those Funds have not received any portion of the distributions.

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees (the “Independent Trustees”) of the Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Independent Trustees serve on the Board of Salomon Brothers New York Tax Free Bond Fund, and most of the Independent Trustees have been nominated to serve on the Board of each Acquiring Fund. The Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Trust and class claims on behalf of a putative class of shareholders of the Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the Independent Trustees breached their fiduciary duty to the Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the Independent Trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting”, used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreements, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Trust, and the Independent Trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the Independent Trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Trust. The Board of the Trust (the Trustee who is an “interested person” of the Trust within the meaning of the 1940 Act having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. No assurance can be given as to the outcome of this matter.

The foregoing speaks only as of the date of this Joint Proxy Statement. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Portfolio Managers of the Acquiring Funds

Information about the portfolio managers of each Acquiring Fund is listed below. Both Acquiring Funds been managed since February 2006 by portfolio managers employed by Western Asset. The Fund SAI for each Acquiring Fund provides information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Acquiring Fund. Similar information with respect to portfolio manager compensation is also included in Appendix J.

Legg Mason Partners New York Municipals Fund

Joseph P. Deane has been responsible for the day-to-day management of the Fund since February 1999 and David T. Fare has shared the responsibility for the day-to-day management of the Fund with Mr. Deane since 2004. Each portfolio manager is a portfolio manager associated with Western Asset, which, like the manager, is a subsidiary of Legg Mason. Each of Messrs. Deane and Fare have been employed as portfolio managers for Western Asset since 2006 and were employed by the immediately prior investment manager to the Fund, SBFM, for the past five years.

New York Money Market Portfolio

Joseph P. Deane has been responsible for the day-to-day management of the Fund since February 1999 and David T. Fare has shared the responsibility for the day-to-day management of the Fund with Mr. Deane since 2004. Each portfolio manager is a portfolio manager associated with Western Asset, which, like the manager, is a subsidiary of Legg Mason. Each of Messrs. Deane and Fare have been employed as portfolio managers for Western Asset since 2006 and were employed by the immediately prior investment manager to the Fund, SBFM, for the past five years.

For a detailed description of each Fund’s portfolio managers’ compensation, please see Appendix J.

Performance of the Funds

Historical performance of each Fund is detailed in Appendix F of this Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

Legg Mason and certain of the Acquiring Funds’ service providers, which include Legg Mason affiliated service providers, have a financial interest in the Reorganizations because their respective fees under agreements with the Acquiring Funds generally increase as the amount of the assets of the Acquiring Funds increase, and the amount of those assets will increase as a result of the Reorganization (although this increase in assets is expected to be offset by the concomitant loss of the Acquired Fund’s assets).

Information about the Acquired Funds and the Acquiring Funds is included in the Prospectuses, Fund SAIs, annual reports and semi-annual reports filed with the SEC and dated as listed in Appendix L. Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the Funds at 1-800-451-2010, by writing to the Funds at 125 Broad Street, New York, New York 10022 or by visiting Legg Mason’s website at www.leggmason.com/Investor Services.

Both the Acquired and the Acquiring Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

Financial Highlights

The fiscal year-end of the Acquired Funds is December 31. The fiscal year-end of the Acquiring Funds is March 31.

The financial highlights of each Acquiring Fund that are contained in Appendix D have been derived from financial statements audited by KPMG LLP, the Funds’ independent registered public accounting firm.

Management’s discussion of the performance of the Acquiring Funds is contained in Appendix E. Further information regarding the historical performance of each Fund is contained in Appendix F.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, located at 388 Greenwich Street, New York, New York 10013, serve as the Acquiring Funds’ co-distributors. PFS Investments Inc., located at 3100 Breckenridge Boulevard, Bldg. 200, Duluth, Georgia 30199, serves as a co-distributor of Legg Mason Partners New York Municipals Fund. LMIS is a wholly owned subsidiary of Legg Mason.

A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. Legg Mason or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Funds’ distributors, affiliates of Legg Mason, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Funds. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

FORM OF ORGANIZATION

As discussed above under “Information about the Proposed Reorganizations—Effect of Proposed ‘Shell’ Reorganizations of the Funds,” it is proposed that the Funds be reorganized as series of Massachusetts business trusts aligned by asset class in order to reduce the number of registrants and that the surviving Massachusetts business trusts be reorganized as Maryland business trusts. A comparison of Maryland corporations, Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus as Appendix G. In addition, each Fund’s current form of organization is set out in Appendix J.

It is being proposed, in separate proxy materials, that shareholders of each Fund approve the consolidation of the Funds’ current boards into one of two boards, one for equity funds and one for fixed income funds. If the consolidated Boards are elected by Fund shareholders and the transactions described in the preceding paragraph are consummated, the Fixed Income Board will oversee Legg Mason Partners New York Municipals Fund and New York Money Market Portfolio.

A comparison of the current composition of the Funds’ Boards and their proposed composition is attached to this Proxy Statement/Prospectus as Appendix I.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Acquired Fund and Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Funds will be received by shareholders of the Acquired Funds on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received. As of August 30, 2006, the net asset value of Salomon Brothers New York Municipal Money Market Fund did not exceed 10% of the net asset value of New York Money Market Portfolio.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table For

Salomon Brothers New York Tax Free Bond Fund and Legg Mason Partners New York Municipals Fund

As of March 31, 2006 (Unaudited)

	Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners New York Municipals Fund
Class A:
Net Assets	$90,400,388	$526,525,089	$(51,599	)(a)	$616,873,878
Shares Outstanding	7,783,695	40,057,283	(907,990	)(a)	46,932,988
Net Asset Value Per Share	$11.61	$13.14			$13.14

Class B:
Net Assets	$287,331	$71,381,392	$(3,264	)(a)	$71,665,459
Shares Outstanding	24,741	5,430,984	(2,886	) (a)	5,452,839
Net Asset Value Per Share	$11.61	$13.14			$13.14

Class C:
Net Assets	$59,824	$37,076,241	$(1,668	)(a)	$37,134,397
Shares Outstanding	5,162	2,823,353	(608	) (a)	2,827,907
Net Asset Value Per Share	$11.59	$13.13			$13.13

Class O: (b)
Net Assets	$337,647	—	$(337,647)		—
Shares Outstanding	29,102	—	(29,102)		—
Net Asset Value Per Share	$11.60	—			—

Class Y: (b)
Net Assets	—	$3,681,614	$337,378	(a)	$4,018,992
Shares Outstanding	—	280,288	25,687	(a)	305,975
Net Asset Value Per Share	—	$13.14	—		$13.14

(a)	Reflects adjustments for estimated reorganization expenses of $56,800 related to the Acquired and Acquiring Fund.
(b)	Salomon Brothers New York Tax Free Bond Fund Class O shares will be exchanged for Legg Mason Partners New York Municipals Fund Class Y shares.

Pro Forma Combined Capitalization Table For

Salomon Brothers New York Municipal Money Market Fund and New York Money Market Portfolio

As of March 31, 2006 (Unaudited)

	Salomon Brothers New York Municipal Money Market Fund	New York Money Market Portfolio	Pro Forma Adjustments	Pro Forma Combined New York Money Market Portfolio
Class A: (a)
Net Assets	$3,409,002	$1,805,594,443	$(3,409,002)	$1,805,594,443
Shares Outstanding	3,408,691	1,805,536,421	(3,408,691)	1,805,536,421
Net Asset Value Per Share	$1.00	$1.00		$1.00

Class O: (a)
Net Assets	$58,389,525	—	$(58,389,525)	—
Shares Outstanding	58,389,824	—	(58,389,824)	—
Net Asset Value Per Share	$1.00	—		—

Class Y: (a)
Net Assets	—	$165,352,948	$61,798,527	$227,151,475
Shares Outstanding	—	165,361,404	61,798,527	227,159,931
Net Asset Value Per Share	—	$1.00		$1.00

(a)	Salomon Brothers New York Municipal Money Market Fund Class A and Class O shares will be exchanged for New York Money Market Portfolio Class Y shares.

DIVIDENDS AND DISTRIBUTIONS

For each Fund, dividends, if any, are paid monthly and capital gains, if any, are paid annually.

The Acquiring Funds and the Acquired Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

For more information on the distribution policies of the Acquiring Funds, see “Purchase, Redemption and Exchange Information” at Appendix B to this Proxy Statement/Prospectus.

OTHER BUSINESS

The Boards of the Acquired Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARDS

Shareholders who want to communicate with the Boards or any individual Board member should write their Fund to the attention of Robert I. Frenkel, Secretary, 125 Broad St., 10th Floor, New York, New York 10004. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the nominating and governance committee of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Boards of the Acquired Funds to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of each Acquired Fund on or about November 13, 2006 or as soon as practicable thereafter. Only shareholders of record as of the close of business on November 3, 2006 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed proxy card is properly signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the relevant Reorganization Agreement and “FOR” any other matters the proxies deem appropriate. Please see Appendix M to this Proxy Statement/Prospectus for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Acquired Fund a subsequently dated proxy, (2) delivering to the applicable Acquired Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Acquired Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to approval of the Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of an Acquired Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Acquired Fund or a distributor of the Acquired Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

Management will pay all the printing, proxy solicitation, mailing and postage costs of each Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legacy CAM Funds and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees. Solicitation may be made by letter or telephone by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the applicable Fund to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of each Acquired Fund’s shares. In addition, Legg Mason, on behalf of each Fund, has retained Computershare Fund Services, Inc. (“Computershare”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $302,000 for such solicitation services, to be borne by Legg Mason. Computershare may solicit proxies personally and by telephone. Each Fund’s portion of the foregoing expenses is not subject to any contractual cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Quorum

The quorum requirement for Salomon Brothers New York Tax Free Bond Fund is a majority of shares entitled to vote. The quorum requirement for Salomon Brothers New York Municipal Money Market Fund is one-third of the shares entitled to vote. A Fund’s shareholders may hold a meeting for the Fund if the quorum requirement for that Fund is met.

Vote Required

For each Acquired Fund, approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of such Acquired Fund, which under applicable law means the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Acquired Fund.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, with respect to Salomon Brothers New York Tax Free Bond Fund, abstentions and broker non-votes will have the effect of a vote against adjournment and against Proposal 1. However, with respect to Salomon Brothers New York Municipal Money Market Fund, abstentions and broker non-votes will have no effect on a vote to adjourn but will have the effect of a vote against Proposal 1. Accordingly, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

Adjournments

If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment due to insufficient votes will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote thereon. However, with respect to Salomon Brothers New York Municipal Money Market Fund, any such adjournment will require the affirmative vote of a majority of votes cast. If in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. With respect to Salomon Brothers New York Tax Free Bond Fund, in the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. With respect to Salomon Brothers New York Municipal Money Market Fund, the Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting.

Future Shareholder Proposals

The Acquired Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of an Acquired Fund must be received at the offices of the Fund, 125 Broad Street, 10th Floor, New York, New York 10004, in accordance with the time periods set forth in any advance notice bylaws applicable to the Acquired Fund or, if no such time period is specified, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of each Acquired Fund at the close of business on November 3, 2006 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. The chart below lists the number of shares of each class of each Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date:

Acquired Fund	Share Class	Number of Shares
Salomon Brothers New York Tax Free Bond Fund	A	7,205,353.039
Salomon Brothers New York Tax Free Bond Fund	B	21,857.287
Salomon Brothers New York Tax Free Bond Fund	C	5,312.798
Salomon Brothers New York Tax Free Bond Fund	O	11,926.736
Salomon Brothers New York Municipal Money Market Fund	A	3,430,140.24
Salomon Brothers New York Municipal Money Market Fund	O	75,602,595.02

To the knowledge of the Acquired Funds and the Acquiring Funds, as of November 3, 2006, except as set forth in Appendix H, no person owned beneficially or of record 5% or more of any class of an Acquired Fund’s or an Acquiring Fund’s outstanding shares.

As of November 3, 2006, less than 1% of the outstanding shares of each Acquired Fund and each Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of each Acquired Fund and each Acquiring Fund.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Willkie Farr & Gallagher LLP.

THE BOARD OF THE ACQUIRED FUND, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

By Order of the Boards of Directors/Trustees,

/s/ Robert I. Frenkel

Robert I. Frenkel

Secretary

INDEX OF APPENDICES

Appendix A:	Form of Agreement and Plan of Reorganization

Appendix B:	Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information

Appendix C:	Comparison of Investment Objectives, Principal Investment Strategies and Management

Appendix D:	Financial Highlights of the Acquiring Funds

Appendix E:	Management’s Discussion of Fund Performance for Each Acquiring Fund

Appendix F:	Historical Performance of Each Fund

Appendix G:	Similarities and Differences in the Forms of Organization of the Acquired Funds and the Acquiring Funds

Appendix H:	5% Shareholders of the Acquired and Acquiring Funds

Appendix I:	Comparison of Board Composition

Appendix J:	Portfolio Manager Compensation

Appendix K:	Form of Organization

Appendix L:	Dates of Prospectuses, SAIs and Shareholder Reports

Appendix M:	Instructions for Signing the Proxy Card

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this      day of                  , 2006, by and among [                    ], a [Massachusetts business trust/Maryland corporation] (the “Acquiring Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], on behalf of its series [name of series] (the “Acquiring Fund”), [                    ], a [Massachusetts business trust/Maryland corporation] (the “Acquired Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], [on behalf of its series [name of series]] (the “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series or the sole series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) this Agreement shall constitute a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for classes of shares of [beneficial interest/common stock] of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of [beneficial interest/common stock] of the Acquired Fund (the “Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and [(3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund and termination of the Acquired Fund] [(3) the subsequent distribution of the Acquiring Fund Shares and any of the remaining properties and assets to the shareholders of the Acquired Fund and the termination of the Acquired Fund], as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

[Include if Acquired Entity will have no remaining series after the Reorganization:] WHEREAS, following the Reorganization, the Acquired Entity will deregister as an investment company in accordance with the rules of the Securities and Exchange Commission (the “Commission”);]

[Include if Acquired Entity is organized in Massachusetts and will have no remaining series after the Reorganization: WHEREAS, following the effective date of its deregistration, the Acquired Entity shall voluntarily dissolve in accordance with Massachusetts law;]

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of [Trustees/Directors] of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of [Trustees/Directors] of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	FOR THE MASSACHUSETTS BUSINESS TRUSTS: TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND; FOR THE MARYLAND CORPORATIONS: TRANSFER OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES, THE SUBSEQUENT DISTRIBUTION OF ACQUIRING FUND SHARES AND THE TERMINATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to each class of the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets with respect to each class of the Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). [Add as appropriate: For purposes of this Agreement, the Class [    ] shares of the Acquired Fund correspond to the Class [    ] shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund.]

1.2 The property and assets of the Acquired Entity, attributable to the Acquired Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall [take such actions necessary to complete the reorganization of the Acquired Fund. To complete the reorganization, the Acquired Entity, on behalf of the Acquired Fund, shall] (a) distribute to the latter’s shareholders of record with respect to each class of Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1 [and (b) completely liquidate and dissolve in accordance with Massachusetts law] [and (b) thereafter, redeem or cancel, as the case may be, shares of the Acquired Fund in accordance with Maryland law and (c) terminate the Acquired Fund]. Such distribution [and liquidation] shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of each corresponding class owned by Acquired Fund Shareholders on the Closing Date. [All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund.] The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the [Securities and Exchange Commission (“Commission”)] [if already defined: Commission], any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. [The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.]

[Include if the Acquired Entity is organized in Massachusetts and has no remaining series following the Reorganization: 1.8 As promptly as practicable following the Reorganization, the Acquired Entity will take all necessary action to effect its deregistration as an investment company in accordance with the rules and regulations of the Commission and shall subsequently voluntarily dissolve in accordance with the requirements of Massachusetts law.]

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Entity Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquired Entity adopted in good faith by the Acquired Entity Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Acquiring Entity Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquiring Entity adopted in good faith by the Acquiring Entity Board. All computations of value pursuant to this paragraph 2.2 shall be subject to confirmation by the Acquired Fund’s independent registered public accounting firm.

2.3 The number of Acquiring Fund Shares of each class to be issued in exchange for the Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to each class of Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [                ], 2006/7, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of each class of shares of the Acquiring Fund is calculated in accordance with paragraph 2.2 and after the declaration of any dividends. The Closing shall be held at the offices of [ ] or at such other time and/or place as the parties may agree.

3.2 The Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the

Acquiring Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct [                    ], in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of Maryland], with power under its [Declaration of Trust/Articles of Incorporation], as amended and/or supplemented (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as at the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, have been audited by [                    ], an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquired Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquired Fund as at the last day of and for the most recently completed fiscal half year of the Acquired Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquired Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquiring Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquired Fund, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (after reduction for any allowable capital loss carryover) (as defined in the Code) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Acquired Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The Acquired Fund will review its assets to ensure that at any time after its shareholders have approved this Agreement and prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of

Massachusetts/State of Maryland], with the power under its [Declaration of Trust/Articles of Incorporation], as amended and/or supplemented (the “Acquiring Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, have been audited by [                    ], an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquiring Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquiring Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquired Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (computed without regard to any deduction for dividends paid) (as defined in the Code) and (iii) any net capital gain (after reduction for any capital loss carryover) (as defined in the Code) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquired Entity will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Entity shall not change the Acquiring Entity Charter, prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 Prior to the Valuation Date, the Acquired Entity Board shall adopt the valuation procedures of the Acquiring Entity with respect to the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED ENTITY

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Entity’s election, to the following conditions:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to the following conditions:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY AND ACQUIRED ENTITY

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Entity Charter, the by-laws of the Acquired Entity, and [Massachusetts/Maryland] law, [Include for Massachusetts Acquired Entity that has no remaining series after the Reorganization: which approval shall include approval of the dissolution of the Acquired Entity under Massachusetts law], and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Dechert LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Entity, on behalf of the Acquired Fund, the Acquiring Entity, on behalf of the Acquiring Fund, and their respective authorized officers, (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities; (iii) the basis in the hands of the Acquiring Fund in the Assets will be the same as the basis of the Acquired Fund in the Assets immediately prior to the transfer thereof; (iv) the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which the Assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders except for gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code and/or stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code; (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets. The delivery of such opinion is conditioned upon the receipt by Dechert LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of [Acquired Fund Counsel], in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the

Acquired Fund, and its authorized officers: (a) the Acquired Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Acquired Entity, with respect to the Acquired Fund, has the [power as a business trust/corporate power] to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the by-laws of the Acquired Entity or any contracts or other documents known to [Acquired Fund Counsel] which can affect the rights or obligations of the Acquired Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Entity, on behalf of the Acquired Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquired Entity pursuant to paragraph 4.1 of this Agreement, the Acquired Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquired Fund. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquired Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably request. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Acquiring Entity, they have relied on the opinion of [                    ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                    ].

8.7 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of [Acquiring Fund Counsel], in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the [power as a business trust/corporate power] to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as is known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the by-laws of the Acquiring Entity or any contracts or other documents known to [Acquiring Fund Counsel] which can affect the rights and obligations of the Acquiring Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Entity, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] with respect to the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquiring Entity pursuant to paragraph 4.2 of this Agreement, the Acquiring Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquiring Fund. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquiring Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquired Entity, on behalf of the Acquired Fund, may reasonably request. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Acquired Entity, they have relied on the opinion of [                    ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                    ].

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Entity Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 [If this Agreement relates to the Reorganization of a Legg Mason Partners or Salomon Brothers Fund: Legg Mason Partners Fund Advisor, LLC will pay the printing, proxy solicitation, mailing and postage costs of the Reorganization. Additional costs, including expenses related to the preparation and filing of the Registration Statement, legal fees and auditor fees, shall be divided equally between Legg Mason Partners Fund Advisor, LLC, on the one hand, and the Acquiring Entity and the Acquired Entity, on the other hand. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.]

10.2 [If the Agreement relates to the Reorganization of a Legg Mason Fund: Legg Mason Partners Fund Advisor, LLC will pay all the costs of the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.]

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Add the following provision if any party is a Mass. business trust:

[15.5 The [Acquired Entity Charter] [Acquiring Entity Charter] is [are] on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the [Acquired Entity Charter] [Acquiring Entity Charter], the obligations of the [Acquired Entity] [Acquiring Entity] with respect to the [Acquired Fund] [Acquiring Fund] entered into in the name or on behalf the [Acquired Entity] [Acquiring Entity] by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the [Acquired Entity] [Acquiring Entity], personally, but bind only the assets of the [Acquired Entity] [Acquiring Entity] belonging to the [Acquired Fund] [Acquiring Fund], and all persons dealing with any series or funds of [Acquired Entity] [Acquiring Entity] must look solely to the assets of the [Acquired Entity] [Acquiring Entity] belonging to such series or fund for the enforcement of any claims against the [Acquired Entity] [Acquiring Entity].

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[ACQUIRING ENTITY], on behalf of its series [ACQUIRING FUND]		[ACQUIRED ENTITY], on behalf of its series [ACQUIRED FUND]

By:		By:
	Name: Title:		Name: Title:

Solely for purposes of paragraph 10.2 of this Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name: Title:

SCHEDULE 4.1

SCHEDULE 4.2

APPENDIX B

Purchases, Redemptions and Exchanges of Fund Shares—

Other Shareholder Information

This section describes the classes of shares that the Acquiring Funds will make available after the Reorganizations are effected and how shareholders may buy and sell Fund shares. It also describes how the Funds value their securities and the Funds’ policies on frequent trading of Fund shares.

Choosing a class of shares to buy

Individual investors of Legg Mason Partners New York Municipals Fund can choose among four classes of shares: Classes A, B, C and I (formerly Class Y). Individual investors of New York Money Market Portfolio can choose between Class A and Class Y shares. Shareholders of Salomon Brothers New York Municipal Money Market Fund will receive Class Y shares in the Reorganization. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Class A and Class Y shares of New York Money Market Portfolio are offered without sales charges. Not all Funds offer all classes.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest;

•	How long you expect to own the shares;

•	The expenses paid by each class; and

•	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares of Legg Mason Partners New York Municipals Fund, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

•	Certain broker/dealers, financial intermediaries, financial institutions, Smith Barney Financial Advisors or, with respect to Legg Mason Partners New York Municipals Fund, PFS Registered Representatives (each called a “Service Agent”).

•	The Fund, but only if you are investing through certain qualified plans or Service Agents.

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class may be best for you, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

New York Money Market Portfolio:

	Initial		Additional All Classes
	Class A	Class I (formerly Class Y)
General	$1,000	$15 million	$50
Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50

Shareholders of Salomon Brothers New York Municipal Money Market Fund will receive Class Y shares of New York Money Market Portfolio in the Reorganization. Those shares will not be subject to the minimum investment requirement otherwise applicable to Class Y shares.

Legg Mason Partners New York Municipals Fund

Investment Minimum Initial/Additional Investments
	Class A(5)	Class B	Class C(5)	Class I(1)
General	$500/$50	$500/$50	$500/$50	n/a
Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a
Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a
Clients of Eligible Financial Intermediaries(2)	$1/$1	n/a	n/a	None/None
Institutional Investors(3)	$500/$50	$500/$50	$500/$50	$1 million/None	(4)

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	Clients of Eligible Financial Intermediaries are investors who invest in the Fund through financial intermediaries that offer their clients Class A or I shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.
(3)	Institutional Investors generally include corporations, banks, insurance companies, foundations, and other similar entities with direct relationships to the Fund. As of November 20, 2006, Class I shares will generally be offered only to Institutional Investors (unless a client of a financial intermediary). However, non-Institutional Investors that hold Class I shares prior to that date will continue to be permitted to make additional investments in Class I shares.
(4)	The $1 million investment amount does not apply to investors who invest in the Fund through financial intermediaries that offer their clients Class I shares through investment programs, although certain investment minimums may be imposed by a financial intermediary.
(5)	With respect to Class A and Class C shares, as applicable, a Fund may pay a recordkeeping fee which is used to compensate Service Agents for recordkeeping services associated with the applicable share class.

More information about the Fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	the front-end sales charges that apply to the purchase of Class A shares

•	the deferred sales charges that apply to the redemption of Class B and Class C shares, and certain Class A shares (redeemed within one year)

•	who qualifies for lower sales charges on Class A shares

•	who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

Comparing the Fund’s classes

The following tables compare key features of each Fund’s classes. You should review the Fee Tables and Examples at the front of this Proxy Statement/Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

New York Money Market Portfolio: Class I shares (formerly Class Y shares)

Key features	No initial or deferred sales charge.

Initial sales charge	None

Deferred sales charge	None

Annual distribution and service fees	None

Exchange privilege[1]	Class I shares of most Legg Mason Partners Funds

(1)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

Legg Mason Partners New York Municipals Fund:

	Class A	Class B	Class C	Class I (formerly Class Y)
Key features	Initial sales charge You may qualify for reduction or waiver or initial sales charge Lower annual expenses than Class B or C	No initial sales charge Deferred sales charge declines over time Converts to Class A after 8 years Higher annual expenses than Class A

No initial sales charge

Deferred sales charge for only one year

Does not convert to Class A. However, Salomon Brothers Funds Class C shares purchased prior to September 14, 1998 are subject to the deferred sales charge/conversion schedule in effect at that time

Higher annual expenses than Class A

No initial or deferred sales charge. Only offered to institutional investors and other eligible investors Lower annual expenses than Class A, B or C

Initial sales charge	Up to 4.25%; reduced for large purchases and certain investors. No initial sales charge for purchases of $1 million or more	None	None	None

	Class A	Class B	Class C	Class I (formerly Class Y)

Deferred sales charge	1.00% on purchases of $1 million or more or redemptions within one year of purchase; waived for certain investors	Up to 4.50% is charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase	None

Annual distribution and service fees	0.15% of average daily net assets	0.65% of average daily net assets	0.70% of average daily net assets	None

Exchange privilege[1]	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds

(1)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

Sales Charges—Legg Mason Partners New York Municipals Fund:

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the Fund. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. For shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents (including CGMI and PFS) also will receive a fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more*	-0-	-0-	up to 1.00*

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Legg Mason Partners funds to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

Accumulation Privilege—lets you combine the current value of Class A shares of the Fund with all other shares of Legg Mason Partners funds that are owned by:

•	you; or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc., may not be combined. If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—lets you purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Legg Mason Partners Fund shares that are purchased during the 13-month period by:

•	you; or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Class O shares of Legg Mason Partners Equity Fund, Inc., and shares of Legg Mason Partners S&P 500 Index Fund may not be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents having dealer, service or other selling agreements with the Fund’s distributors

•	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason, Inc. and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or look at the Legg Mason Partners Funds website: http://www.leggmason.com/InvestorServices and click on the name of the Fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	4.50%	4.00%	3.00%	2.00%	1.00%	-0-

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Service Agents also receive an annual fee of 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Shares of legacy Salomon Brothers funds issued before the date of platform consolidation will maintain their current deferred sales charge schedule but shares issued on or after the date of platform consolidation will be subject to the above deferred sales charge schedule.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares; however, Class B shares of Salomon Brothers Funds issued before the effective date of the changes will continue to convert to Class A shares at the end of the seventh year. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners fund

Approximately eight years after the date of purchase payment (Salomon Brothers Funds shares issued before the effective date of the changes will continue to convert to Class A shares at the end of the seventh year)	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Shares of legacy Salomon Brothers Funds issued before the date of platform consolidation will convert to Class A shares at the end of the seventh year but shares issued on or after the date of platform consolidation will convert to Class A shares at the end of the eighth year.

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Salomon Brothers Funds Class C shares purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules in effect at the time such purchase was made. Shares purchased with reinvested dividends or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.

LMIS will pay Service Agents selling Class C shares a commission of 0.75% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents will receive an annual fee of 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares of Legg Mason Partners New York Municipals Fund

As of November 20, 2006, Class Y of Legg Mason Partners New York Municipals Fund shares will be renamed Class I shares. You buy Class I shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Class I shares are offered to institutional investors, including corporations, banks, insurance companies, foundations and other similar entities, and may be offered to other investors in the discretion of a distributor. Class I shares are also offered to investors who invest in the Fund through financial intermediaries that offer their clients Class I shares through investment programs, as authorized by LMIS, such as fee-based advisory or brokerage account programs.

Investors in Class I shares must generally meet the $1,000,000 minimum initial investment requirement. The $1,000,000 minimum investment amount does not apply to investors who invest in the Fund through financial intermediaries that offer their clients Class I shares through investment programs, although certain investment minimums may be imposed by a financial intermediary.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

•	Shares exchanged for shares of another Legg Mason Partners fund

•	Shares representing reinvested distributions and dividends

•	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds at net asset value within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

LMIS receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or look at the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Class I Shares of New York Money Market Portfolio

Shareholders of Salomon Brothers New York Municipal Money Market Fund who receive Class I (formerly, Class Y) shares of New York Money Market Portfolio in the Reorganization will not be subject to the minimum investment requirements ordinarily applicable to Class I shares. Class I shares may be purchased at net asset value with no initial sales charge.

Buying shares

Through a Service Agent You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. If you do not provide the following information, your order will be rejected:

•	Class of shares being bought

•	Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the Fund Certain investors who are clients of certain Service Agents are eligible to buy shares directly from the Fund.

•	Clients of a PFS Registered Representative should write to the Fund at the following address:

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

•	All other investors should write to the Fund at the following address

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

•	Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

•	Specify the name of the Fund and the share class you wish to purchase

•	For more information, please call Shareholder Services at 800-451-2010

Through a Systematic Investment Plan You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•	Amounts transferred should be at least $25

•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•	If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction.

•	You may exchange shares only for shares of the same class of another Legg Mason Partners Fund made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent or the transfer agent for further information about the funds and classes that are available for exchange.

•	Exchanges of Class A, B and C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the Fund into which exchanges are made.

•	If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

•	The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the Fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the Fund at the address on the following page.

Through a systematic exchange plan You may be permitted to schedule exchanges of shares of any class of the Fund for shares of the same class of any other Legg Mason Partners Fund.

•	Exchanges may be made, monthly, every alternate month, quarterly, semi-annually or annually·

•	A predetermined dollar amount of at least $25 per exchange is required

For more information contact your Service Agent or the transfer agent.

Redeeming shares

Generally	Contact your Service Agent to redeem shares of the Fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value next determined after receipt.

Your redemption proceeds will normally be sent within three business days after your request is received in good order but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail	For accounts held directly at the Fund, send written requests to the Fund at the applicable address:

For clients of a PFS Registered Representative, write to Primerica Shareholder Services at the following address:

Primerica Shareholder Services

c/o PFPC, Inc.

P.O. Box 9662

Providence, RI 02940-9662

For all other investors, send your request to:

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

•	The name of the Fund, the class of shares to be redeemed and your account number

•	The dollar amount or number of shares to be redeemed

•	Signatures of each owner exactly as the account is registered

•	Signature guarantees, as applicable

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the Fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time).

All other shareholders should call Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans (Legg Mason Partners New York Municipals Fund only)

You can arrange for the automatic redemption of a portion of your shares monthly every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the Fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments are equal to or less than 12.00% annually or 2.00% monthly of your account balances on the date the withdrawals commence.

The following conditions apply:

•	Your shares must not be represented by certificates

•	All dividends and distributions must be reinvested

For more information, contact your Service Agent.

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

•	Name of the Fund

•	Your account number

•	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered

The Fund’s transfer agent or Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The Fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the Fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the Fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The Fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent.

Frequent purchases and sales of Fund shares—Legg Mason Partners New York Municipals Fund

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Fund and its long-term shareholders, the Fund’s Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or Financial Intermediary accounts where the intermediary holds Fund shares for a number of its customers in one account. The Funds’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the Fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The Fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the Fund has adopted policies and procedures to prevent the selective release of information about the Fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long-term shareholders, may be harmed. In addition, because the Fund has not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes. The Fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of Fund shares that the Board may adopt in the future.

Frequent purchases and sales of Fund shares—New York Money Market Portfolio

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the Fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices.

However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of the Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the portfolio by the manager, which could detract from the fund’s performance.

The boards of various Legg Mason Partners non-money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into New York Money Market Portfolio. If you plan to exchange your money market shares for shares of another Legg Mason Partners fund, please read the prospectus of that other Legg Mason Partners fund.

Share certificates

The Acquiring Funds will not issue share certificates for shares to be issued in the Reorganization. Share certificates of the Acquired Funds will be null and void.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of each Fund, the net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The Funds calculate their net asset values every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in each Fund’s SAI. If the NYSE does close early, the Fund accelerates calculation of NAV and transaction deadlines to the actual closing time.

The Boards have approved procedures to be used to value the Funds’ securities for the purposes of determining the Funds’ net asset value. The valuation of the securities of the Funds is determined in good faith by or under the direction of the Boards. The Boards have delegated certain valuation functions for the Funds to the manager.

Legg Mason Partners New York Municipals Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The Fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which a Fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

New York Money Market Portfolio uses the amortized cost method to value its portfolio securities. Using this method, the Fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Fund. The Fund intends to use its best efforts to continue to maintain a constant net asset value of $1.00.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the transfer agent before the transfer agent’s close of business.

Dividends, distributions and taxes

Legg Mason Partners New York Municipals Fund

Dividends and Distributions

The Fund pays dividends each month from its net investment income. The Fund generally makes distributions of both short-term and long-term capital gain, if any, once a year, typically in December. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. The Fund expects distributions to be primarily from income. Distributions and dividends are reinvested in additional Fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the Fund.

Transaction	Federal tax status	New York personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain	Long-term capital gain

Dividends	Generally excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income	Exempt from personal income taxes if from interest on New York municipal securities, otherwise ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

It is possible that some of the Fund’s income distributions may be, and distributions of the Fund’s capital gains generally will be, subject to regular federal income tax and New York State and New York City personal income taxes. The Fund may realize capital gains on the sale of its securities or on transactions in futures contracts. Some of the Fund’s interest income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the Fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than New York.

New York Money Market Portfolio

Dividends and distributions

The Fund intends to declare a dividend of substantially all of its net investment income on each day the NYSE is open. Income dividends are paid monthly. The Fund generally makes distributions of both long-term and short-term and short-term capital gain, if any, once a year, typically in December. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. The Fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional Fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the Fund.

Transaction	Federal tax status	New York personal income tax status
Redemption or exchange of shares	Usually no gain or loss; loss may result to extent of any deferred sales charge	Usually no gain or loss; loss may result to extent of any deferred sales charge

Long-term capital gain distributions	Long-term capital gain	Long-term capital gain

Dividends	Excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income	Exempt from personal income taxes if from interest on New York municipal securities, otherwise ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a taxable dividend or a long-term capital gain distribution because it will be taxable to you even though it may actually be a return of a portion of your investment.

The Fund anticipates that it will normally not earn or distribute any long-term capital gains.

APPENDIX C

Comparison of Investment Objectives, Principal Investment Strategies and Management

The following chart lists the investment objective, principal investment policies, principal investment strategies, manager (and, when applicable, sub-adviser) and portfolio manager(s) of each Acquiring Fund and each Acquired Fund. The chart provides a side-by-side comparison for shareholders of the applicable Acquired Funds. For a more detailed analysis, including risk factors, please review the section “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus.

Salomon Brothers New York Tax Free Bond Fund (Acquired Fund) and Legg Mason

Partners New York Municipals Fund (Acquiring Fund)

	Legg Mason Partners New York Municipals Fund (Acquiring Fund)	Salomon Brothers New York Tax Free Bond Fund (Acquired Fund)
Investment Objective(s)	To seek as high a level of income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with prudent investing.	To maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Principal Investment Policies

The Fund invests at least 80% of its assets in New York municipal securities that are exempt from federal income tax (but may be subject to AMT), and from New York State and New York City personal income taxes.

The Fund invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of equivalent quality if unrated. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment-grade rating categories by a nationally recognized statistical rating organization.

The Fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase from three to more than 30 years.

The Fund may invest up to 20% of its assets in municipal securities of non-New York issuers.

The Fund may also invest up to 20% of its assets in debt securities that are issued or guaranteed by the full faith and credit of the U.S. government.

The Fund may use derivative contracts for hedging purposes, as a substitute for buying or selling securities, or as a cash flow management technique.

The Fund is non-diversified.

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations that are exempt from federal income tax, including the AMT, and from New York State and New York City personal income taxes.

The Fund may invest up to 20% of its assets in other municipal obligations that are subject to New York State and local taxes and/or the federal AMT and in short-term fixed-income securities that pay interest that is subject to federal income taxes, including corporate debt securities and U.S. government obligations.

The Fund invests primarily in investment grade municipal obligations that pay interest that is exempt from federal income tax, including the AMT, and from New York State and New York City personal income tax.

The Fund may use futures contracts, a common form of derivative, in order to protect (or “hedge”) against changes in interest rates or to manage the maturity or duration of fixed income securities.

The Fund’s dollar-weighted average is normally expected to be between 10 and 30 years.

The Fund is non-diversified.

Principal Investment Strategies	The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager uses fundamental credit analysis to

When selecting securities for the funds and managing the portfolio, the manger looks for both income and potential for gain.

The Fund is managed with a combination of qualitative and quantitative analysis. The manger

	Legg Mason Partners New York Municipals Fund (Acquiring Fund)	Salomon Brothers New York Tax Free Bond Fund (Acquired Fund)
estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market. The manager may trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values. The manager identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features, and considers the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates.

decides which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions for the United States as a whole, with a particular focus on the New York area. The manager compares specific sectors to identify broad segments of the municipal market poised to benefit in this environment. The manager also closely studies the yields and other characteristics of specific issues to identify attractive opportunities. The manager seeks to add value by investing in a range of municipal bonds, representing different market sectors, structures and maturities. The manager uses this same approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the manager believes that better opportunities exist or that the security no longer fits within the manager’s overall strategies for achieving the Fund’s investment objective.

Investment Manager/Sub-Adviser	LMPFA/Western Asset	LMPFA/Western Asset

Portfolio Managers	Joseph Deane and David T. Fare	Robert Amodeo and John C. Mooney

Salomon Brothers New York Municipal Money Market Fund (Acquired Fund) and New York

Money Market Portfolio (Acquiring Fund)

	New York Money Market Portfolio (Acquiring Fund)	Salomon Brothers New York Municipal Money Market Fund (Acquired Fund)
Investment Objective(s)	Income exempt from both regular federal income tax and New York State and New York City personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.	As high a level of current income exempt from regular federal income tax and New York State and New York City personal income tax as is consistent with the liquidity and stability of the principal.

Principal Investment Policies

The fund invests at least 80% of its assets in short-term high quality New York municipal securities.

All of the securities in which the fund invests are rated in one of the two highest short-term rating categories, or if unrated, are of equivalent quality with remaining maturities of 397 days or less.

The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

The fund may invest up to 20% of its assets in structured securities (including tender options bonds, partnership interests and swap-based securities) and use derivatives, but not for leverage.

The fund invests at least 80% of its assets in high-quality, short-term New York municipal securities.

Investments will be in securities of the two highest short-term ratings grades. Securities will have maturities of less than or equal to 397 days remaining, with a dollar-weighted average maturity of 90 days or less.

The fund may purchase U.S. dollar-denominated sovereign government obligations and supranational debt.

The fund may not invest in derivatives or use hedging techniques.

	New York Money Market Portfolio (Acquiring Fund)	Salomon Brothers New York Municipal Money Market Fund (Acquired Fund)
Principal Investment Strategies

The fund manager looks to invest in undervalued sectors and individual securities, which are believed to have minimal credit risk. Investment analysis includes:

•      Fundamental credit analysis to estimate relative value and attractiveness of various sectors and securities;

•      Trading between general obligation and revenue bonds and among various revenue bond sectors (e.g. housing, hospital and industrial development) based on relative values;

•      Supply and demand imbalances between fixed versus variable rate securities; and

•      Yields available for various securities and maturity n light of interest rate outlook to look for return advantages at similar risk levels.

The fund manager looks to invest in undervalued securities by identifying undervalued sectors and individual securities, while also selecting securities that it is believed will benefit from changes in market conditions. Investment analysis includes:

•      Fundamental credit analysis to estimate relative value;

•      Identifying eligible issuers with desirable credit quality;

•      Trading between general obligation and revenue bonds and among various revenue bond sectors (e.g. housing, hospital and industrial development) based on relative values; and

•      Considering maturity in light of the outlook for the issuer, the sector and interest rates.

Investment Manager/Sub-Adviser	LMPFA/Western Asset	LMPFA/Western Asset

Portfolio Managers	Joseph P. Deane and David T. Fare	Charles K. Bardes and Thomas A. Croak

APPENDIX D

Financial Highlights of the Acquiring Funds

The financial highlights tables are intended to help you understand the performance for the past five years of each class of each Acquiring Fund that is being offered to Acquired Fund shareholders. Certain information represents financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Acquiring Funds’ financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report along with the Acquiring Funds’ financial statements, are included in the annual reports (available upon request).

Legg Mason Partners New York Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class A Shares(1)	2006		2005	2004		2003	2002
Net Asset Value, Beginning of Year	$13.28		$13.57	$13.66		$13.19	$13.42
Income (Loss) From Operations:
Net investment income	0.57		0.60	0.61		0.63	0.65
Net realized and unrealized gain (loss)	(0.14)		(0.30)	(0.09)		0.46	(0.23)

Total Income From Operations	0.43		0.30	0.52		1.09	0.42

Less Distributions From:
Net investment income	(0.57)		(0.59)	(0.61)		(0.62)	(0.65)
In excess of net investment income	—		—	(0.00	)(2)	—	—

Total Distributions	(0.57)		(0.59)	(0.61)		(0.62)	(0.65)

Net Asset Value, End of Year	$13.14		$13.28	$13.57		$13.66	$13.19

Total Return(3)	3.29%		2.28%	3.87%		8.42%	3.15%
Net Assets, End of Year (millions)	$527		$578	$617		$627	$633

Ratios to Average Net Assets:
Gross expenses	0.70%		0.70%	0.68%		0.70%	0.70%
Net expenses(4)	0.67	(5)	0.69 (5)	0.68		0.70	0.70
Net investment income	4.36		4.43	4.46		4.62	4.86
Portfolio Turnover Rate	0	%(6)	5%	8%		14%	20%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A will not exceed 0.85%.
(5)	The investment manager and/or distributor voluntarily waived a portion of their fees.
(6)	Amount represents less than 1%.

Legg Mason Partners New York Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class B Shares(1)	2006		2005	2004		2003	2002
Net Asset Value, Beginning of Year	$13.28		$13.57	$13.66		$13.19	$13.42
Income (Loss) From Operations:
Net investment income	0.50		0.52	0.54		0.56	0.57
Net realized and unrealized gain (loss)	(0.15)		(0.29)	(0.09)		0.46	(0.22)

Total Income From Operations	0.35		0.23	0.45		1.02	0.35

Less Distributions From:
Net investment income	(0.49)		(0.52)	(0.54)		(0.55)	(0.58)
In excess of net investment income	—		—	(0.00	)(2)	—	—

Total Distributions	(0.49)		(0.52)	(0.54)		(0.55)	(0.58)

Net Asset Value, End of Year	$13.14		$13.28	$13.57		$13.66	$13.19

Total Return(3)	2.71%		1.72%	3.35%		7.86%	2.60%
Net Assets, End of Year (millions)	$71		$94	$120		$140	$139

Ratios to Average Net Assets:
Gross expenses	1.23%		1.23%	1.21%		1.22%	1.21%
Net expenses(4)	1.23	(5)	1.22 (5)	1.21		1.22	1.21
Net investment income	3.80		3.89	3.93		4.10	4.27
Portfolio Turnover Rate	0	%(6)	5%	8%		14%	20%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B will not exceed 1.35%.
(5)	The investment manager voluntarily waived a portion of its fees.
(6)	Amount represents less than 1%.

Legg Mason Partners New York Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class C Shares(1)	2006		2005	2004		2003	2002
Net Asset Value, Beginning of Year	$13.27		$13.56	$13.65		$13.18	$13.41
Income (Loss) From Operations:
Net investment income	0.50		0.52	0.53		0.55	0.57
Net realized and unrealized gain (loss)	(0.15)		(0.29)	(0.08)		0.47	(0.23)

Total Income From Operations	0.35		0.23	0.45		1.02	0.34

Less Distributions From:
Net investment income	(0.49)		(0.52)	(0.54)		(0.55)	(0.57)
In excess of net investment income	—		—	(0.00	)(2)	—	—

Total Distributions	(0.49)		(0.52)	(0.54)		(0.55)	(0.57)

Net Asset Value, End of Year	$13.13		$13.27	$13.56		$13.65	$13.18

Total Return(3)	2.69%		1.69%	3.30%		7.82%	2.56%
Net Assets, End of Year (millions)	$37		$42	$45		$45	$41

Ratios to Average Net Assets:
Gross expenses	1.26%		1.26%	1.24%		1.26%	1.26%
Net expenses(4)	1.26	(5)	1.25 (5)	1.24		1.26	1.26
Net investment income	3.77		3.86	3.90		4.05	4.27
Portfolio Turnover Rate	0	%(6)	5%	8%		14%	20%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C will not exceed 1.40%.
(5)	The investment manager voluntarily waived a portion of its fees.
(6)	Amount represents less than 1%.

Legg Mason Partners New York Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class Y Shares(1)	2006		2005	2004		2003	2002
Net Asset Value, Beginning of Year	$13.27		$13.57	$13.65		$13.19	$13.42
Income (Loss) From Operations:
Net investment income	0.59		0.62	0.63		0.67	0.67
Net realized and unrealized gain (loss)	(0.14)		(0.30)	(0.07)		0.44	(0.23)

Total Income From Operations	0.45		0.32	0.56		1.11	0.44

Less Distributions From:
Net investment income	(0.58)		(0.62)	(0.64)		(0.65)	(0.67)
In excess of net investment income	—		—	(0.00	)(2)	—	—

Total Distributions	(0.58)		(0.62)	(0.64)		(0.65)	(0.67)

Net Asset Value, End of Year	$13.14		$13.27	$13.57		$13.65	$13.19

Total Return(3)	3.52%		2.38%	4.13%		8.53%	3.33%
Net Assets, End of Year (millions)	$4		$4	$4		$4	$11

Ratios to Average Net Assets:
Gross expenses	0.53%		0.54%	0.51%		0.52%	0.52%
Net expenses(4)	0.53	(5)	0.53 (5)	0.51		0.52	0.52
Net investment income	4.51		4.59	4.63		4.78	5.01
Portfolio Turnover Rate	0	%(6)	5%	8%		14%	20%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class Y will not exceed 0.70%.
(5)	The investment manager voluntarily waived a portion of its fees.
(6)	Amount represents less than 1%.

New York Money Market Portfolio

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class A Shares	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income From Operations:
Net investment income and net realized gain	0.021	0.008	0.004	0.007	0.017

Total Income From Operations	0.021	0.008	0.004	0.007	0.017

Less Distributions From:
Net investment income and net realized gains	(0.021)	(0.008)	(0.004)	(0.007)	(0.017)

Total Distributions	(0.021)	(0.008)	(0.004)	(0.007)	(0.017)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	2.13%	0.86%	0.42%	0.74%	1.67%
Net Assets, End of Year (millions)	$1,806	$1,810	$1,915	$1,828	$2,044

Ratios to Average Net Assets:
Gross expenses	0.59%	0.60%	0.60%	0.64%	0.64%
Net expenses(2)	0.59 (3)	0.59 (3)	0.60	0.64	0.64
Net investment income	2.11	0.84	0.41	0.74	1.65

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A will not exceed 0.80%.
(3)	The investment manager voluntarily waived a portion of its fees.

New York Money Market Portfolio

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class Y Shares	2006	2005	2004(1)
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000
Income From Operations:
Net investment income and net realized gain	0.022	0.010	0.002

Total Income From Operations	0.022	0.010	0.002

Less Distributions From:
Net investment income and net realized gains	(0.022)	(0.010)	(0.002)

Total Distributions	(0.022)	(0.010)	(0.002)

Net Asset Value, End of Year	$1.000	$1.000	$1.000

Total Return(2)	2.26%	0.98%	0.17%
Net Assets, End of Year (millions)	$165	$126	$52

Ratios to Average Net Assets:
Gross expenses	0.46%	0.48%	0.47	%(3)
Net expenses(4)	0.46 (5)	0.47 (5)	0.47	(3)
Net investment income	2.27	1.00	0.51	(3)

(1)	For the period December 3, 2003 (inception date) to March 31, 2004.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(3)	Annualized.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class Y will not exceed 0.70%.
(5)	The investment manager voluntarily waived a portion of its fees.

APPENDIX E

Management’s Discussion of Fund Performance for Each Acquiring Fund

The discussion of performance for each Acquiring Fund in this Appendix E is taken from its most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders. Please note in particular that the names of the Funds and portfolio managers may have changed since the date of the report.

Legg Mason Partners New York Municipals Fund

Q.	What were the overall market conditions during the Fund’s reporting period?

A. Despite a variety of significant headwinds, the municipal bond market generated positive returns during the one-year period ended March 31, 2006 and outperformed the overall taxable bond market. Over that period, the Lehman Brothers Municipal Bond Indexi gained 3.81%, while the Lehman Brothers U.S. Aggregate Indexii rose 2.26%.

Over the last year, the bond market has been impacted by a strong economy, numerous inflationary pressures, and continued rate hikes by the Federal Reserve Board (“Fed”)iii. To gain some perspective on how far we’ve come in terms of interest rates, consider the following. In May 2004, short-term interest rates, in this case the federal funds ratesiv, was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed certainly has been true to its word, as it has now instituted 15 straight 0.25% rate hikes through the end of March 2006 and the fed funds rate now stands at 4.75%. After the end of the Fund’s reporting period, at its May meeting, the Fed once again raised the federal funds rates by an additional 0.25% to 5.00%.

Given the solid economy and rising rate environment, both short- and long term Treasury yields rose over the reporting period. During the one-year ended March 31, 2006, two-year Treasury yields increased from 3.75% to 4.82%. Over the same period, 10-year Treasury yields moved from 4.46% to 4.86%. During the reporting period, both short- and longer-term municipal yields also rose, albeit to a lesser extent than equal duration Treasuries. This, coupled with improving balance sheets in many states, helped municipal securities to outperform taxable bonds over the last year.v

Performance Review

For the 12 months ended March 31, 2006, Class A shares of the Legg Mason Partners New York Municipals Fund, excluding sales charges, returned 3.29%. These shares underperformed the Lipper New York Municipal Debt Funds Category Average1 which increased 3.53%. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 3.81% for the same period.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of March 31, 2006 (excluding sales charges) (unaudited)
	6 months	12 months
New York Municipals Fund—Class A Shares	2.11%	3.29%
Lehman Brothers Municipal Bond Index	0.98%	3.81%
Lipper New York Municipal Debt Funds Category Average	0.89%	3.53%

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended March 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 107 funds in the Fund’s Lipper category, and excluding sales charges.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 1.90%, Class C shares returned 1.89% and Class Y shares returned 2.25% over the six months ended March 31, 2006. Excluding sales charges, Class B shares returned 2.71%, Class C shares returned 2.69% and Class Y shares returned 3.52% over the twelve months ended March 31, 2006.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended March 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 107 funds for the six-month period and among the 107 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. For the New York Municipals Fund, given the rising interest rate environment and expectations for further Fed tightening during the period, we maintained a defensive approach in terms of the Fund’s maturity. As such, the Fund’s durationvi was generally shorter than its benchmark index. This proved to be beneficial, as bond prices generally fall when interest rates rise. In addition, we were able to use the proceeds from our securities that matured and reinvest that money into municipal bonds offering higher coupons. Throughout the reporting period, we also emphasized a well-diversified portfolio, with holdings from a diverse array of market segments that we believed had favorable risk/reward characteristics.

What were the leading detractors from performance?

A. During the reporting period, we continued to maintain a high quality portfolio. This was somewhat a drag on returns, as lower-rated, more speculative municipals generated better result over the period. However, given the prevailing market environment and the Fund’s investment objective, we believed a higher quality approach was appropriate.

Q.	Were there any significant changes to the Fund during the reporting period?

A. For the New York Municipals Fund, there were no significant changes during the reporting period as we maintained a high quality portfolio and were defensively positioned.

Thank you for your investment in the Legg Mason Partners New York Municipals Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Joseph P. Deane Vice President and Investment Officer	David T. Fare Vice President and Investment Officer

May 10, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
ii	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
v	Source: Edwards, Chris. Busting the State Tax-Revenue Boom, Nationalreview.com, February 1, 2006. Please note that this is not a complete discussion of all differences between the investments being shown. An investor should consider all risks and differences between these investments before choosing to invest in any one. U.S. Treasury notes are backed by the full faith and credit of the United States government and offer a return of principal value if held to maturity.
vi	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Fund Performance (continued)

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 3/31/06	3.29%	2.71%	2.69%	3.52%
Five Years Ended 3/31/06	4.18	3.63	3.59	4.35
Ten Years Ended 3/31/06	5.21	4.66	4.61	N/A
Inception* through 3/31/06	6.30	5.67	4.98	4.35

	With Sales Charges(3)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 3/31/06	(0.82)%	(1.74)%	1.70%	3.52%
Five Years Ended 3/31/06	3.33	3.46	3.59	4.35
Ten Years Ended 3/31/06	4.78	4.66	4.61	N/A
Inception* through 3/31/06	6.08	5.67	4.98	4.35

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (3/31/96 through 3/31/06)	66.15%
Class B (3/31/96 through 3/31/06)	57.70
Class C (3/31/96 through 3/31/06)	56.98
Class Y (Inception* through 3/31/06)	24.99

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class A, B, C and Y shares are January 16, 1987, November 11, 1994, January 8, 1993 and January 4, 2001, respectively.

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners New York Municipals Fund vs. the Lehman Brothers Municipal Bond Index and Lipper New York Municipal Debt Funds Average† (March 1996 — March 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1996, assuming the deduction of the 4.00% maximum initial sales charge at the time of investment and reinvestment of all distributions, including return of capital, if any, at net asset value through March 31, 2006. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New York Municipal Debt Funds Average is composed of the Fund’s peer group of mutual funds (107 funds as of March 31, 2006). The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

New York Money Market Portfolio

Q.	What were the overall market conditions during the Fund’s reporting period?

A. Overall, it was a positive environment for money market investors, as yields from these securities rose in concert with rising short-term interest rates. To gain some perspective on how far we’ve come, consider the following. In May 2004, a barometer of short-term interest rates, in this case the federal funds rate,i was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Federal Reserve Board’s (“Fed”)ii attempt to stimulate the economy in the aftermath of September 11th.

Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed certainly has been true to its word, as it has now instituted 15 straight 0.25% rate hikes through the end of March 2006 and the federal funds rate now stands at 4.75%. Money market yields have also risen sharply over this period. After the end of the Fund’s reporting period, at its May meeting, the Fed once again raised the federal funds rates by an additional 0.25% to 5.00%.

Performance Review

As of March 31, 2006, the seven-day current yield for Class A shares of the New York Money Market Portfolio was 2.62% and its seven-day effective yield, which reflects compounding, was 2.65%.1

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

New York Money Market Portfolio Yields as of March 31, 2006
	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]
Class A Shares	2.62%	2.65%
Class Y Shares	2.72%	2.75%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. For the New York Money Market Portfolio, based on our belief that the Fed would continue to raise short-term interest rates during the reporting period, the Fund’s weighted average maturity (WAM) was maintained at the lower end of our allowable range. While the Fund’s maturity can be as high as 90 days, it was below 30 days throughout the reporting period. As a result, when the Fund’s shorter-term securities matured, we were able to reinvest the proceeds and capture higher yields when the Fed raised interest rates.

What were the leading detractors from performance?

A. For the New York Money Market Portfolio, there were no detractors to performance over the period.

[1]	The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Q.	Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the New York Money Market Portfolio during the period. We continued to emphasize a high quality portfolio and maintain a shorter WAM to generate incremental yields in the rising interest rate environment.

Thank you for your investment in the New York Money Market Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Joseph P. Deane Vice President and Investment Officer	Julie P. Callahan, CFA Vice President and Investment Officer

May 10, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Certain Investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

i	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

APPENDIX F

HISTORICAL PERFORMANCE OF EACH FUND

Legg Mason Partners New York Municipals Fund

Performance Information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The average annual returns for Class A shares of Legg Mason Partners New York Municipals Fund, as shown in the performance table below, would have been lower had the new initial sales charge been in effect during the entire period shown. Performance information showing the effect of the increased initial sales charges will be available on the Legg Mason Partners Funds’ website at http://www.leggmason.com/InvestorServices on or before November 20, 2006.

Total Return for Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 5.23% in 4th quarter 2000; Lowest: (2.22)% in 2nd quarter 1999

Year to date: 4.72% through 9/30/2006.

Average Annual Total Returns (for periods ended December 31, 2005)

Legg Mason Partners New York Municipals Fund	1 year	5 years	10 years	Since Inception	Inception Date
Return before taxes (Class A)	(2.38)%	3.32%	4.44%	N/A	1/16/87
Return after taxes on distributions (Class A)(1)	(2.38)%	3.32%	4.39%	N/A
Return after taxes on distributions and sale of fund shares (Class A)(1)	(0.11)%	3.51%	4.48%	N/A
Other Classes (Return before taxes only)
Class B	(3.24)%	3.46%	4.31%	N/A	11/11/94
Class C	0.23%	3.59%	4.28%	N/A	1/08/93
Class Y	1.88%	N/A	N/A	4.19%	1/04/01
Lehman Brothers Municipal Bond Index(2)	3.51%	5.59%	5.71%	N/A
Lipper New York Municipal Debt Funds Average(3)	3.05%	4.77%	4.82%	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.
(2)	Lehman Brothers Municipal Bond Index is a broad based index of the municipal bond market with maturities of at least one year.
(3)	Lipper New York Municipal Debt Funds Average reflects the performance of mutual funds with similar objectives.
An investor cannot invest directly in an index or average. Index performance does not reflect deductions for fees, expenses or taxes. The average performance reflects fees and expenses but no deduction for sales charge.
*	Information is provided only for classes with less than 10 years performance history.

Salomon Brothers New York Tax Free Bond Fund

Historical Performance

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and O shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The average annual total returns for Class A shares and Class B shares of Salomon Brothers New York Tax Free Bond Fund, as shown in the performance table below, would have been lower had the new sales charges been in effect during the entire period shown. Performance information showing the effect of the increased sales charges will be available on the Legg Mason Partners Funds’ website at http://www.leggmason.com/InvestorServices on or before November 20, 2006.

Total Return for Class A Shares

Quarterly returns (for the periods shown in the bar chart):

Highest: 5.45% in 3rd quarter of 2002; Lowest: (2.67)% in 2nd quarter 2004.

Average Annual Total Returns (calendar year ended December 31, 2005)

Salomon Brothers New York Tax Free Bond Fund	1 year	5 years	10 years	Since Inception*
Return Before Taxes (Class A)	(2.14)%	3.80%	4.56%	N/A
Return After Taxes on Distributions (Class A)	(2.14)%	3.80%	4.56%	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)	(0.19)%	3.84%	4.54%	N/A
Other Classes
Class B	(2.76)%	N/A	N/A	3.37%
Class C	0.45%	N/A	N/A	3.28%
Class O	2.19%	N/A	N/A	4.50%
Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)†	3.51%	5.59%	5.71%	N/A

*	The inception date for Class A shares is September 8, 1986; all outstanding Fund shares were designated Class A shares on July 12, 2001. Prior to that date, Fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for Class B, C and O shares is November 19, 2001, July 19, 2002 and October 29, 2001, respectively. Information is provided only for classes with less than 10 years of performance history.
†	A broad based unmanaged index of municipal bonds.

New York Money Market Portfolio

Performance Information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for each of the past 10 years and by showing how the Fund’s average annual total returns compare with the returns of the 90-day Treasury bill. This table assumes redemption of shares at the end of the period and reinvestment of distributions and dividends. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The table shows the performance of the Fund’s Class A shares for each of the past 10 calendar years. Class Y shares have different performance because of different expenses.

Total Return for Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 0.91% in 4th quarter 2000; Lowest: 0.08% in 3rd quarter 2003;

Year to date: 2.13% through 9/30/06.

Average Annual Total Returns for periods ended December 31, 2005

New York Money Market Portfolio	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class
A	1.81%	1.17%	2.06%	2.13%	09/30/92
Y	1.94%	N/A	N/A	1.33%	12/03/03
90-day T-bill	3.07%	2.11%	3.63%	N/A	N/A

7-day yield as of March 31, 2006:

Class A: 2.62%. Class Y: 2.72%

Salomon Brothers New York Municipal Money Market Fund

Performance Information

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The Fund’s performance also reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. Past performance does not necessarily indicate how the Fund will perform in the future. The bar chart and quarterly returns show the performance of the Fund’s Class O shares for each of the calendar years indicated. Class A, B and C shares may have different performance because of their different expenses.

Total Return For Class O Shares

Quarterly returns (for the periods shown in the bar chart):

Highest: 1.00% in 4th quarter 2000; Lowest: 0.11% in 3rd quarter 2003.

Average Annual Total Returns (calendar year ended December 31, 2005)

New York Money Market Portfolio Class	1 year	5 years	10 years	Since Inception**
Class A	1.89%	1.39%	N/A	2.28%
Class B*	N/A	N/A	N/A	N/A
Class C†	N/A	N/A	N/A	N/A
Class O	1.86%	1.39%	2.36%	N/A

The fund’s 7-day yield as of December 31, 2005 was 2.93%.

†	No Class C shares were outstanding during the calendar year ended December 31, 2005 because effective February 9, 2004, Class C shares were fully redeemed.
*	No Class B shares were outstanding during the calendar year ended December 31, 2005 because effective November 2, 2001, Class B shares were fully redeemed.
**	The inception date for Class A and Class C shares is November 1, 1996. The inception date for Class O shares is October 2, 1990. Information is provided only for classes with less than 10 years of performance history.

APPENDIX G

Similarities and Differences in the Forms of Organization of the Acquired Funds and the Acquiring Funds

Comparison of Maryland Corporations and Massachusetts Trusts

In General

A fund organized as a Massachusetts Trust (a “Massachusetts Trust”) is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts Trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

A fund organized as a Maryland Corporation (a “Maryland Corporation”), on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland Corporation’s charter. For a Maryland Corporation, unlike a Massachusetts Trust, the MGCL prescribes many aspects of Corporate governance.

Shareholders of a Maryland Corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts Trust, on the other hand, are not afforded the limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of each Fund organized as a Massachusetts Trust (a “Massachusetts Fund”) contains such provisions.

Similarly, the trustees of a Massachusetts Trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland Corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declarations for each of the Massachusetts Funds contain such provisions.

As a result of the initiatives discussed in “Effect of Proposed Shell Reorganizations of the Funds,” it is proposed that each Fund will become a series of a Maryland business trust. More information may be found under “Discussion of Maryland Trusts.”

Maryland Corporations

Each Maryland corporation is governed by the MGCL, its charter and Bylaws. Some of the key provisions of the MGCL, the charters and Bylaws are summarized below. Although the Maryland corporations’ charters and Bylaws contain some very similar provisions, there are differences in a number of provisions. The following is a summary of the MGCL, the charter and Bylaws of each Maryland Corporation and is qualified in its entirety for each Maryland Corporation by reference to the MGCL and its charter and Bylaws.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For each of the Maryland Corporations, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or required or permitted by their charters.

Election and Removal of Trustees

Shareholders of a Maryland corporation may vote on the election and removal of directors. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Each Maryland corporation will call a meeting of shareholders whenever required by the 1940 Act to elect directors.

The charter of each Maryland Corporation generally provides that its Board has the power to set the number of directors and, in most circumstances, to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter

Under the MGCL, shareholders of corporations registered as open-end investment companies are entitled to vote on amendments to the charter. However, the board of directors of an open-end investment company is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or designation of any class or series of stock and to change the par value of the authorized shares. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series.

Issuance and Redemption of Shares

The board of directors of each Maryland Corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of each Maryland Corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The charters of the Maryland corporations generally do not restrict the authority to directors within this statutory framework to establish series and classes in addition to those currently established and to determined the rights and preferences of the shares of the series and classes.

Shareholder, Trustee and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of having been a director. Additionally, the MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charter of Salomon Brothers Series Funds Inc contains such a provision which eliminates such liability to the maximum extent permitted by the MGCL. The Bylaws of Salomon Brothers Series Funds Inc generally provide for indemnification (including the advance of expenses) for directors and officers. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charters of any of the Maryland Corporations. Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Funds

Each Massachusetts Fund is governed by its own declaration of trust (each, a “Massachusetts Fund Declaration”). Although the Massachusetts Fund Declarations contain some very similar provisions, there are differences in a number of provisions. Some of the key provisions of the Massachusetts Fund Declarations are summarized below. This description is qualified in its entirety for each Massachusetts Trust by reference to its Declaration.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Shareholders of the Massachusetts Funds are generally entitled to vote only on matters required by the 1940 Act or other applicable laws and certain other matters, including (i) the election and removal of trustees, (ii) with respect to certain amendments to the Massachusetts Fund Declaration; and (iii) in connection with certain mergers, consolidations or sales of assets.

The 1940 Act does not require funds to hold an annual meeting of shareholders and none of the Massachusetts Funds are required to hold such meetings. Each Massachusetts Fund will call a special meeting of shareholders whenever required by the 1940 Act or by the terms of the Massachusetts Fund Declaration. Shareholders are each entitled to one vote for each share held and fractional shares held, and shareholders vote separately by series (with respect to Salomon Funds Trust (“SFT”)) or class (with respect to Legg Mason Partners Municipal Funds (“Municipal Funds”)), except where required by the 1940 Act to vote together, or when the trustees have determined that the matter affects only the interests of shareholders of a limited number of series or classes, then only shareholders of such series shall be entitled to vote.

Election and Removal of Trustees

The Massachusetts Fund Declarations provide that the trustees determine the size of the board of trustees. Each also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality vote of the shareholders. The trustees of Municipal Funds may be removed by vote of two-thirds of the remaining trustees. The trustees of SFT may be removed, for cause, by vote of two-thirds of the remaining trustees, or by a vote of shareholders holding two-thirds of the outstanding shares of each series.

Amendments to the Declaration

The trustees of each Massachusetts Fund are authorized to amend the Massachusetts Fund Declaration without the vote of shareholders only in limited circumstances.

Each Massachusetts Fund Declaration places restrictions on amendments that may impair the exemption from personal liability granted in the Massachusetts Fund Declaration to the shareholders, trustees, officers, employees and agents of the Massachusetts Fund or that permit assessments upon shareholders or former shareholders.

Issuance and Redemption of Shares

The trustees of each Massachusetts Fund are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preference, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Massachusetts Fund Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Massachusetts Fund Declaration. The Declaration for Municipal Funds provides that the Fund may involuntarily redeem a shareholder’s shares upon such conditions in each case as may be determined by the trustees. The Declaration for SFT provides for involuntary redemptions only in limited circumstances.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Massachusetts Fund Declarations give broad authority to the trustees within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes. The trustees are also authorized to terminate a series or a class at any time without a vote of shareholders. Each Massachusetts Fund Declaration provides that shares of a series represent an interest in that series only, and not in the assets of any other series or the Massachusetts Fund generally.

Shareholder, Trustee and Officer Liability

The Massachusetts Fund Declarations provide that shareholders have no personal liability for the obligations of the Massachusetts Fund and require the Massachusetts Fund to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Declaration for Municipal Funds provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Massachusetts Fund Declarations provide that any person who is or has been a trustee, officer or employee of the Massachusetts Fund is not personally liable to any person in connection with the affairs of the Massachusetts Fund, other than the Massachusetts Fund and its shareholders. The Massachusetts Fund Declarations further provide that a trustee or officer is not liable to the Massachusetts Fund or to any shareholder for any actions or failure to act, and require the Massachusetts Fund to indemnify such persons for any liability and expenses incurred by such person, except in the case of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office with the Massachusetts Fund. The Declaration for SFT also specifically provides that the Massachusetts Fund may advance to a trustee or officer the expenses of preparation and presentation of a defense to any claims brought, under certain circumstances. The Declaration for SFT also clarifies that any trustee who serves as chair of board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such liability.

Derivative Actions

Each of the Massachusetts Fund Declarations provide that shareholders have the right to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or the shareholders.

Discussion of Maryland Trusts

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on Shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Each Declaration of a Maryland Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration in any respect without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders. Similarly, the trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act does not require funds to hold an annual meeting of shareholders, and the Maryland Trusts do not require such meetings. Each Maryland Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The Declarations provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the Record Date. The Declarations provide that shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declarations provide that the trustees establish the number of trustees. The Declarations also provide that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast of the shareholders at a meeting at which a quorum is present. The Declarations also provide that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees. The provisions of the Declarations relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees of each Maryland Trust are authorized to amend the Declarations in any respect without the vote of shareholders except in certain circumstances. Each Declaration prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or, employees of the Maryland Trust or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Maryland Trust are permitted to cause the Maryland Trust issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declarations also provide that a Maryland Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees, giving the Maryland Trust the flexibility that may be needed to comply with recently enacted legislation such as the USA PATRIOT Act. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Maryland Trust with identification required by that Act, or if the Maryland Trust is unable to verify the information received from the shareholder.

Disclosure of Shareholder Holdings

The Declarations specifically require shareholders, upon demand, to disclose to the Maryland Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Maryland Trust may disclose such ownership if required by law or regulation.

Small Accounts

Small accounts can be very costly to a fund and all of its shareholders and the Declaration gives the trustees the authority to deal with small accounts in a number of ways. Typically, the only way a fund has been able to deal with these accounts has been to close out the shareholder’s account by redeeming all of the shares in the account, even if the shareholder would like to continue his or her investment in the fund. Under the Declarations, the Maryland Trust would be permitted to assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Maryland Trusts has been established as a series of a Maryland trust. The Declarations give broad authority to the trustees within this statutory framework, and consistent with Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Declarations also give authority to the trustees to change any of those features, to terminate any series or class, and to combine series with other series in the trust, or to combine one of more classes of a series with another class in that series. For example, if a Fund has one or more classes with few shares outstanding, the Fund may combine one or more of its classes with another of its classes, or convert shares of one class into shares of another class, thus permitting the closure of small classes, and decreasing both costs and administrative burdens.

Each share of a Fund represents an interest in that Fund only, and not in the assets of any other Fund generally.

Shareholder, Trustee and Officer Liability

The Declarations provide that shareholders are not personally liable for the obligations of a Maryland Trust and require the Maryland Trust to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Maryland Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declarations provide that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Maryland Trust or theirs shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Maryland Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Each Declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under Maryland law, a trustee is liable to the Maryland Trust or its shareholders for monetary damages only (i) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (ii) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declarations require the Maryland Trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. Under the 1940 Act, a trustee or officer may not be indemnified by the Trust for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declarations also clarify that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Maryland Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Maryland Trust’s trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Maryland Trust, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Maryland Trust. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Maryland Trust must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Maryland Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Maryland Trust’s costs, including attorneys’ fees.

The Declarations also require that actions by shareholders against a Maryland Trust be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Each of the Funds is currently a Maryland Corporation or a Massachusetts Trust, and each operates under charter documents that cover many of the same provisions discussed above. However, in most cases it is expected that the Declarations for the Maryland Trusts will provide broader authority to the trustees than the existing charters.

APPENDIX H

5% Shareholders of the Acquired and Acquiring Funds

Fund	Class of Shares	Name and Address	Percent Ownership
Salomon Brothers New York Tax Free Bond Fund	A	Citigroup Global Markets, Inc Attn Peter Booth 333 West 34th St 7th Flr New York, NY 10001-2483	86.59%

Salomon Brothers New York Tax Free Bond Fund	B	MLPF&S For the Sole Benefit of Its Customers Attn Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000	29.79%

Salomon Brothers New York Tax Free Bond Fund	B	ADP Clearing & Oustourcing 26 Broadway New York, NY 10004-1798	25.42%

Salomon Brothers New York Tax Free Bond Fund	B	Citigroup Global Markets, Inc Attn Peter Booth 333 West 34th Street 7th Flr New York, NY 10001-2483	14.83%

Salomon Brothers New York Tax Free Bond Fund	B	Dean Witter for the Benefit of Bruce Meyers PO Box 250 Church Street Station New York, NY 10008-0250	13.69%

Salomon Brothers New York Tax Free Bond Fund	B	ADP Clearing & Outsourcing 26 Broadway New York, NY 10004-1798	9.04%

Salomon Brothers New York Tax Free Bond Fund	C	MLPF&S For the Sole Benefit of Its Customers Attn Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000	74.90%

Salomon Brothers New York Tax Free Bond Fund	C	Citigroup Global Markets, Inc Attn Peter Booth 333 West 34th St 7th Flr New York, NY 10001-2483	23.58%

Salomon Brothers New York Tax Free Bond Fund	O	Marc A Brilliant Port Washington, NY 11050-0000	59.62%

Salomon Brothers New York Tax Free Bond Fund	O	Bernard Levy Toby Levy & Barbara Einhorn JTWROS Brooklyn, NY 11230	39.49%

Salomon Brothers New York Municipal Money Market Fund	O	Helen Camps & Lowell C Camps TTees Helen P Camps Rev Living Trust U/A/D 9/6/05 Rye, NY 10580-3267	18.75%

Salomon Brothers New York Municipal Money Market Fund	O	Heidi D Kallal Chicago, IL 60611	15.19%

Salomon Brothers New York Municipal Money Market Fund	O	Irving & Bernice Brilliant Co-TTees Irving Brilliant Trust DTD 09/13/84 Brooklyn, NY 11215	11.88%

H-1

Fund	Class of Shares	Name and Address	Percent Ownership
Salomon Brothers New York Municipal Money Market Fund	O	Citigroup Global Markets, Inc Attn Peter Booth 333 West 34th Street 7th Flr New York, NY 10001-2483	7.26%

Legg Mason Partners New York Municipals Fund	Y	Peter Nager Katonah, NY 10536-3716	100%

New York Money Market Portfolio	Y	Fiduciary Trust Intl Revenue Attn John Conte 600 Fifth Ave New York, NY 10020-2326	49.64%

New York Money Market Portfolio	Y	Continental Stock Transfer & Trust CO A/T/F Adventure Partners 17 Battery Place, 8th Floor New York, NY 10004-1123	42.87%

New York Money Market Portfolio	Y	Fiduciary Trust Intl-Non Revenue Attn John Conte 600 Fifth Ave New York, NY 10020-2326	7.49%

H-2

APPENDIX I

Comparison of Board Composition

Acquired Fund Board	Acquiring Fund Board

Salomon Brothers New York Tax Free Fund	Legg Mason Partners New York Municipals Fund

Elliott J. Berv

Donald M. Carlton

A. Benton Cocanougher

Mark T. Finn

Stephen Randolph Gross

Diana R. Harrington

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Interested Board Member:

R. Jay Gerken

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen Randolph Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Interested Board Member:

R. Jay Gerken

(collectively “Board B”)

Salomon Brothers New York Municipal Money Market Fund	New York Money Market Portfolio

Carol L. Colman Daniel P. Cronin Leslie H. Gelb William R. Hutchinson Dr. Riordan Roett Jeswald W. Salacuse Interested Board Member: R. Jay Gerken	Board B

I-1

APPENDIX J

Portfolio Manager Compensation

Western Asset.    With respect to the compensation of the portfolio managers employed by Western Asset, the manager’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Legg Mason, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Legg Mason, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the manager’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

A list of Fund holdings for each portfolio manager may be found in the SAI for each Acquiring Fund. See Appendix L for the date of each Acquiring Fund’s current SAI.

J-1

APPENDIX K

Form of Organization

Fund	Organization
Salomon Brothers New York Tax Free Bond Fund	Series of a Massachusetts business trust

Salomon Brothers New York Municipal Money Market Fund	Series of a Maryland corporation

Legg Mason Partners New York Municipals Fund	Series of a Massachusetts business trust

New York Money Market Portfolio	Series of a Massachusetts business trust

K-1

APPENDIX L

Dates of Prospectuses, SAIs and Shareholder Reports

Fund	Prospectus Dated	Annual Report	Semi-Annual Reports
Salomon Brothers New York Tax Free Bond Fund	May 1, 2006	December 31, 2005	June 30, 2006

Salomon Brothers New York Municipal Money Market Fund	May 1, 2006	December 31, 2005	June 30, 2006

Legg Mason Partners New York Municipals Fund	August 1, 2006	March 31, 2006	N/A

New York Money Market Portfolio	August 1, 2006	March 31, 2006	N/A

L-1

APPENDIX M

Instructions for Signing the Proxy Card

The following general rules for signing the proxy card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

M-1

Salomon Funds Trust

Salomon Brothers Series Funds Inc

Legg Mason Partners Municipal Funds

STATEMENT OF ADDITIONAL INFORMATION

November 13, 2006

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund

Salomon Brothers New York Municipal Money Market Fund	New York Money Market Portfolio

125 Broad Street New York, New York 10004 1-800-446-1013	125 Broad Street New York, New York 10004 1-800-451-2010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated November 13, 2006, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of Salomon Brothers New York Tax Free Bond Fund and Salomon Brothers New York Municipal Money Market Fund (each an “Acquired Fund” and collectively the “Acquired Funds”) in exchange for shares of the corresponding Acquiring Fund listed across from the Acquired Fund above having an aggregate value equal to those of the relevant Acquired Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Funds at the address set forth above or call 1-800-451-2010. The transfers are to occur pursuant to Agreements and Plans of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

GENERAL INFORMATION

A Special Meeting of Shareholders of the Acquired Funds to consider the Reorganizations will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, on December 20, 2006, at 1:00, p.m., Eastern Time. For further information about the Reorganizations, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated November 13, 2006 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

The Statement of Additional Information of each Acquiring Fund and date thereof and accession numbers:

Fund	Date and Filing Date	Accession Number
Legg Mason Partners New York Municipals Fund	August 1, 2006 Filed: July 31, 2006	0001193125-06-156947

New York Money Market Portfolio	August 1, 2006	0001193125-06-156947
Filed: July 31, 2006

1

The financial statements of each Acquired Fund as included in the Funds’ Annual Reports filed for the year ended December 31, 2005, and in the case of Salomon Brothers New York Municipal Money Market Fund, for the year ended December 31, 2004, and accession numbers:

Fund	Year Ended and Filing Date	Accession Number
Salomon Brothers New York Tax Free Bond Fund	December 31, 2005 Filing Date: March 10, 2006	0001193125-06-050649

Salomon Brothers New York Municipal Money Market Fund	December 31, 2005 Filing Date: March 10, 2006	0001193125-06-050606

	December 31, 2004 Filing Date: March 11, 2005	0001193125-05-047649

The financial statements of each Acquiring Fund as included in the Funds’ Annual Reports filed for the year ended March 31, 2006 and accession numbers:

Fund	Year Ended and Filing Date	Accession Number
Legg Mason Partners New York Municipals Fund	March 31, 2006 Filing Date: June 9, 2006	0001193125-06-127364

New York Money Market Portfolio	March 31, 2006 Filing Date: June 9, 2006	0001193125-06-127360

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for each Fund and pro forma financial statements for the combined Funds, assuming the Reorganization is consummated as of March 31, 2006 for Salomon Brothers New York Tax Free Bond Fund. The first table presents the Schedule of Investments for each Fund and pro forma figures for the combined Fund. The second table presents the Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The third table presents the Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. These tables are followed by the Notes to the Pro Forma Financial Statements.

No Pro Forma financial statements are required for the Reorganization of Salomon Brothers New York Municipal Money Market Fund into New York Money Market Portfolio under current requirements of the SEC, because Salomon Brothers New York Municipal Money Market Fund’s net asset value does not exceed 10% of New York Money Market Portfolio’s net asset value, measured as of August 30, 2006.

2

Salomon Brothers New York Tax Free Bond Fund (Acquired Fund)/Legg Mason Partners New York Municipals Fund (Acquiring Fund) Schedule of Investments

Salomon Brothers New York Tax Free Bond Fund and Legg Mason Partners New York Municipals Fund as of March 31, 2006 (Unaudited)

Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Combined Legg Mason Partners New York Municipals Fund	Security	Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners New York Municipals Fund
Face Amount	Face Amount	Face Amount		Value	Value	Value	Value
MUNICIPAL BONDS — 96.6%
Education — 22.4%
$ —	$2,755,000	$2,755,000	Albany, NY, IDA, Civic Facility Revenue, St. Rose Project, Series A, AMBAC-Insured, 5.375% due 7/1/31	$—	$2,938,511	$	$2,938,511
			Amherst, NY, IDA, Civic Facilities Revenue, University of Buffalo Foundation, Faculty-Student Housing, Series B, AMBAC-Insured:
—	1,000,000	1,000,000	5.125% due 8/1/20	—	1,070,090		1,070,090
—	3,615,000	3,615,000	5.250% due 8/1/31	—	3,847,228		3,847,228
			Madison County, NY, IDA, Civic Facilities Revenue, Colgate University Project, Series B:
—	2,250,000	2,250,000	5.000% due 7/1/23	—	2,354,062		2,354,062
—	2,000,000	2,000,000	5.000% due 7/1/33	—	2,062,300		2,062,300
			New York State Dormitory Authority Revenue:
—	1,000,000	1,000,000	4201 School Program, 5.000% due 7/1/18	—	1,032,970		1,032,970
3,000,000	—	3,000,000	City University of New York, Consolidated Second General Resolution, Series A, AMBAC-Insured, 5.750% due 7/1/18	3,405,600	—		3,405,600
			City University Systems:
—	14,000,000	14,000,000	2nd Generation, Series A, FGIC-Insured, 5.000% due 7/1/16 (a)	—	14,635,460		14,635,460
—	16,925,000	16,925,000	3rd Generation, Series 1, FGIC-Insured, 5.250% due 7/1/25 (a)	—	17,764,649		17,764,649
—	5,825,000	5,825,000	Series A, FGIC-TCRS-Insured, 5.625% due 7/1/16 (b)	—	6,571,707		6,571,707
—	7,000,000	7,000,000	Series B, FSA-Insured, 6.000% due 7/1/14	—	7,653,450		7,653,450
—	2,155,000	2,155,000	Series C, 7.500% due 7/1/10	—	2,327,055		2,327,055
—	2,000,000	2,000,000	Department of Education, 5.000% due 7/1/24	—	2,079,240		2,079,240
—	5,000,000	5,000,000	New School University, MBIA-Insured, 5.000% due 7/1/29	—	5,141,900		5,141,900
			New York University, Series A, MBIA-Insured:
1,000,000	—	1,000,000	5.750% due 7/1/15	1,130,690	—		1,130,690
6,300,000	—	6,300,000	5.750% due 7/1/27	7,455,672	—		7,455,672
—	10,260,000	10,260,000	Rockefeller University, 5.000% due 7/1/28 (a)	—	10,606,583		10,606,583
1,500,000		1,500,000	School District Financing Program, Series A, MBIA-Insured, 5.750% due 10/1/17	1,648,710	—		1,648,710
—	870,000	870,000	Series B, 7.500% due 5/15/11	—	961,792		961,792
—	1,150,000	1,150,000	St. John's University, MBIA-Insured, 5.250% due 7/1/25	—	1,196,471		1,196,471
1,070,000	—	1,070,000	State University Adult Facilities, Series C, FSA-Insured, 5.750% due 5/15/17	1,224,187	—		1,224,187
			State University Educational Facilities:
			Series A:
—	12,110,000	12,110,000	FSA-Insured, 5.875% due 5/15/17 (b)	—	13,988,988		13,988,988
—	7,030,000	7,030,000	MBIA-Insured, 5.000% due 5/15/16	—	7,275,839		7,275,839
2,030,000	—	2,030,000	Series B, 5.250% due 5/15/13	2,183,021	—		2,183,021
—	5,000,000	5,000,000	Series B, FGIC-Insured, 5.250% due 5/15/19	—	5,530,250		5,530,250

See Notes to Pro Forma Combined Financial Statements

3

Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Combined Legg Mason Partners New York Municipals Fund	Security	Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners New York Municipals Fund
Face Amount	Face Amount	Face Amount		Value	Value	Value	Value
$ —	$3,000,000	$3,000,000	Teachers College, MBIA-Insured, 5.000% due 7/1/22	$—	$3,125,310	$	$3,125,310
—	2,300,000	2,300,000	University of Rochester, Series A, MBIA-Insured, 5.000% due 7/1/27	—	2,354,280		2,354,280
—	690,000	690,000	Unrefunded Balance, University of Rochester, Series A, MBIA-Insured, 5.000% due 7/1/16	—	714,971		714,971
—	2,500,000	2,500,000	Willow Towers Inc., MBIA-Insured, 5.400% due 2/1/34	—	2,646,975		2,646,975
			New York State Municipal Bond Bank Agency, Special School Purpose Revenue, State Aid Withholding, Series C:
1,000,000	—	1,000,000	5.500% due 6/1/16	1,079,570	—		1,079,570
1,700,000	—	1,700,000	5.250% due 12/1/21	1,800,623	—		1,800,623
			Rensselaer County, NY, IDA, Civic Facilities Revenue, Polytechnic Institute Dormitory Project:
—	5,430,000	5,430,000	Series A, 5.125% due 8/1/29	—	5,620,973		5,620,973
—	5,820,000	5,820,000	Series B, 5.125% due 8/1/27	—	6,030,160		6,030,160
			Schenectady, NY, IDA, Civic Facilities Revenue, Union College Project, Series A, AMBAC-Insured:
—	2,000,000	2,000,000	5.375% due 12/1/19	—	2,142,740		2,142,740
—	1,725,000	1,725,000	5.000% due 7/1/22	—	1,801,504		1,801,504
—	3,000,000	3,000,000	5.450% due 12/1/29	—	3,207,870		3,207,870
1,640,000	—	1,640,000	5.500% due 7/1/16	1,766,395	—		1,766,395
—	2,390,000	2,390,000	5.625% due 7/1/31	—	2,620,133		2,620,133
			Taconic Hills, NY, School District at Craryville, FGIC-Insured, State Aid Withholding:
—	1,420,000	1,420,000	5.000% due 6/15/25	—	1,488,416		1,488,416
—	700,000	700,000	5.000% due 6/15/26	—	732,557		732,557

			Total Education	21,694,468	141,524,434		163,218,902

Escrowed to Maturity (c) — 1.8%
—	755,000	755,000	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, 10.250% due 7/1/09	—	838,465		838,465
			Metropolitan Transportation Authority, New York Services Contract, Transportation Facilities, Series O:
3,000,000	—	3,000,000	5.750% due 7/1/13	3,247,830	—		3,247,830
1,000,000	—	1,000,000	MBIA/IBC Insured, 5.500% due 7/1/17	1,119,160	—		1,119,160
—	1,655,000	1,655,000	New York City, NY, Trust Cultural Resource Revenue, AMBAC-Insured, American Museum of Natural History, Series A, 5.250% due 7/1/17	—	1,731,709		1,731,709
—	4,980,000	4,980,000	New York State Environmental Facilities Corp., Clean Water & Drinking Revolving Funds, Correctional Facilities Service Contract Series C, AMBAC-Insured, Call 6/15/08 @ 101, 5.000% due 6/15/16	—	5,057,439		5,057,439
1,335,000	—	1,335,000	New York State Housing Finance Agency, State University Construction, Series A, 7.900% due 11/1/06	1,353,223	—		1,353,223

			Total Escrowed to Maturity	5,720,213	7,627,613		13,347,826

See Notes to Pro Forma Combined Financial Statements

4

Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Combined Legg Mason Partners New York Municipals Fund	Security	Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners New York Municipals Fund
Face Amount	Face Amount	Face Amount		Value	Value	Value	Value
Finance — 0.9%
$ —	$5,000,000	$5,000,000	New York State LGAC, Series B, MBIA-Insured, 4.875% due 4/1/20	$—	$5,147,450	$	$5,147,450
—	1,260,000	1,260,000	Puerto Rico Public Financial Corp., Series E, 5.500% due 8/1/29	—	1,322,509		1,322,509

			Total Finance	—	6,469,959		6,469,959

General Obligation — 1.1%
2,100,000	—	2,100,000	Erie County, NY, Public Improvement, Series A, FGIC-Insured, 5.000% due 9/1/15	$2,222,430	—		2,222,430
			New York City, NY:
1,600,000	—	1,600,000	GO, Series A, 5.750% due 8/1/16	1,749,344	—		1,749,344
			GO, Series B, MBIA/IBC-Insured, 4.900% due 8/1/09
1,000,000	—	1,000,000	Series B, 5.625% due 12/1/13	1,085,150	—		1,085,150
1,260,000	—	1,260,000	Unrefunded Balance, GO, Series B, 5.750% due 8/1/14	1,361,959	—		1,361,959
			Nyack, NY, GO, Union Free School District, FGIC-Insured, 5.250% due 12/15/15
1,250,000	—	1,250,000	Puerto Rico Commonwealth, Refunding, Public Improvement, Series A, MBIA-Insured, 5.500% due 7/1/16	1,392,825	—		1,392,825

			Total General Obligation	7,811,708	—		7,811,708

Government Facilities — 1.9%
			New York State Urban Development Corp. Revenue:
—	7,000,000	7,000,000	Correctional & Youth Facilities, Series A, 5.500% due 1/1/17 (d)	—	7,486,150		7,486,150
—	3,050,000	3,050,000	Correctional Capital Facilities, MBIA-Insured, 5.000% due 1/1/20	—	3,132,350		3,132,350
—	3,000,000	3,000,000	State Facilities, 5.700% due 4/1/20	—	3,392,790		3,392,790

			Total Government Facilities	—	14,011,290		14,011,290

Hospitals — 4.7%
—	1,620,000	1,620,000	East Rochester, NY, Housing Authority Revenue, North Park Nursing Home, GNMA, 5.200% due 10/20/24	—	1,707,059		1,707,059
			New York City Health & Hospital Corp. Revenue, Health System, Series A:
—	3,000,000	3,000,000	AMBAC-Insured, 5.000% due 2/15/20	—	3,122,700		3,122,700
			FSA-Insured:
—	1,110,000	1,110,000	5.000% due 2/15/22	—	1,148,073		1,148,073
—	3,750,000	3,750,000	5.125% due 2/15/23	—	3,926,400		3,926,400
			New York State Dormitory Authority Revenue:
—	5,000,000	5,000,000	Maimonides Medical Center, MBIA-Insured, 5.000% due 8/1/24	—	5,210,400		5,210,400
			Mental Health Services Facilities:
2,000,000	—	2,000,000	Mental Health Services Facilities Improvement, Series D, FGIC-Insured, 5.000% due 2/15/23	2,091,640			2,091,640
			Mental Health Services Facilities, Series B:
—	40,000	40,000	5.000% due 2/15/18	—	41,142		41,142
			Unrefunded Balance:
—	4,180,000	4,180,000	5.625% due 2/15/21	—	4,321,827		4,321,827
—	190,000	190,000	5.250% due 8/15/30	—	199,177		199,177
2,500,000		2,500,000	North Shore University Hospital, MBIA-Insured, 5.500% due 11/1/14	2,773,625			2,773,625
—	1,500,000	1,500,000	United Cerebral Palsy, AMBAC-Insured, 5.125% due 7/1/21	—	1,596,285		1,596,285
—	2,000,000	2,000,000	Victory Memorial Hospital, MBIA-Insured, 5.375% due 8/1/25	—	2,101,540		2,101,540

See Notes to Pro Forma Combined Financial Statements

5

Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Combined Legg Mason Partners New York Municipals Fund	Security	Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners New York Municipals Fund
Face Amount	Face Amount	Face Amount		Value	Value	Value	Value
			New York State Medical Care Facilities:
$ —	$2,500,000	$2,500,000	Finance Agency Revenue, Central Suffolk Hospital Mortgage Project, Series A, 6.125% due 11/1/16	$—	$2,372,625	$	$2,372,625
			Series B:
—	890,000	890,000	Hospital & Nursing Home Insured Mortgage, FHA-Insured, 7.000% due 8/15/32	—	891,709		891,709
—	2,760,000	2,760,000	Mortgage Project, FHA-Insured, 6.100% due 2/15/15	—	2,791,630		2,791,630

			Total Hospitals	4,865,265	29,430,567		34,295,832

Housing: Multi-Family — 2.9%
			New York City, NY, HDC:
—	1,206,411	1,206,411	Cadman Project, FHA, 6.500% due 11/15/18	—	1,265,682		1,265,682
—	972,990	972,990	Kelly Project, 6.500% due 2/15/18	—	1,022,204		1,022,204
			MFH Revenue:
—	5,000,000	5,000,000	Series A, 5.100% due 11/1/24	—	5,156,600		5,156,600
1,645,000	—	1,645,000	Series E, SONYMA-Insured, 6.100% due 11/1/19	1,733,238	—		1,733,238
			New York State Dormitory Authority Revenue, Park Ridge Housing Inc., FNMA:
—	1,000,000	1,000,000	6.375% due 8/1/20 (b)	—	1,113,140		1,113,140
—	1,470,000	1,470,000	6.500% due 8/1/25	—	1,638,609		1,638,609
			New York State Housing Finance Agency Revenue, Secured Mortgage Program:
			Series A, SONYMA-Insured:
—	500,000	500,000	7.000% due 8/15/12 (e)	—	497,590		497,590
—	500,000	500,000	7.050% due 8/15/24 (e)	—	501,280		501,280
—	6,870,000	6,870,000	Series B, SONYMA-Insured, 6.250% due 8/15/29 (e)	—	7,036,117		7,036,117
—	390,000	390,000	Series C, FHA-Insured, 6.500% due 8/15/24	—	391,014		391,014
—	570,000	570,000	Rensselaer Housing Authority, MFH Mortgage Revenue, Rensselaer Elderly Apartments, 7.750% due 1/1/11	—	570,410		570,410

			Total Housing: Multi-Family	1,733,238	19,192,646		20,925,884

Housing: Single-Family — 2.3%
			New York State Mortgage Agency Revenue, Homeowner Mortgage:
—	2,745,000	2,745,000	Series 65, 5.850% due 10/1/28 (e)	—	2,823,644		2,823,644
—	4,730,000	4,730,000	Series 67, 5.800% due 10/1/28 (e)	—	4,835,006		4,835,006
3,200,000	6,000,000	9,200,000	Series 71, 5.350% due 10/1/18 (e)	3,293,632	6,175,560		9,469,192

			Total Housing: Single-Family	3,293,632	13,834,210		17,127,842

Industrial Development — 1.9%
—	2,250,000	2,250,000	Essex County, NY, IDA Revenue, Solid Waste, International Paper Co. Project, Series A, 6.150% due 4/1/21 (e)	—	2,319,277		2,319,277
—	400,000	400,000	Monroe County, NY, IDA Revenue, Public Improvement, Canal Ponds Park, Series A, 7.000% due 6/15/13	—	425,496		425,496
			Onondaga County, NY, IDA:
—	750,000	750,000	Civic Facilities Revenue, Syracuse Home Association Project, 5.200% due 12/1/18	—	785,925		785,925
—	8,000,000	8,000,000	Sewer Facilities Revenue, Bristol-Myers Squibb Co. Project, 5.750% due 3/1/24 (e)	—	8,977,760		8,977,760
—	1,410,000	1,410,000	Rensselaer County, NY, IDA, Albany International Corp., 7.550% due 7/15/07	—	1,458,899		1,458,899

			Total Industrial Development	—	13,967,357		13,967,357

See Notes to Pro Forma Combined Financial Statements

6

Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Combined Legg Mason Partners New York Municipals Fund	Security	Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners New York Municipals Fund
Face Amount	Face Amount	Face Amount		Value	Value	Value	Value
Lease — 0.6%
$3,500,000	$—	$3,500,000	New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue, Non State Supported Debt, Series A, AMBAC-Insured, 5.500% due 5/15/28	$4,067,805	$—	$	$4,067,805

Life Care Systems — 1.4%
			New York State Dormitory Authority Revenue Bonds, FHA-Insured:
—	3,745,000	3,745,000	Hebrew Nursing Home, 6.125% due 2/1/37	—	3,871,693		3,871,693
—	1,500,000	1,500,000	Menorah Campus Nursing Home, 6.100% due 2/1/37	—	1,563,045		1,563,045
—	3,215,000	3,215,000	Wesley Garden Nursing Home, 6.125% due 8/1/35	—	3,307,946		3,307,946
—	1,250,000	1,250,000	Syracuse, NY, IDA Revenue, James Square Association, FHA-Insured, 7.000% due 8/1/25	—	1,252,425		1,252,425

			Total Life Care Systems	—	9,995,109		9,995,109

Pollution Control — 0.6%
			New York State Environmental Facilities Corp.:
—	1,060,000	1,060,000	Clean Water & Drinking Revolving Funds, Series C, 5.000% due 6/15/16	—	1,098,054		1,098,054
			State Water Revolving Fund, Series A:
—	155,000	155,000	7.500% due 6/15/12	—	163,911		163,911
—	805,000	805,000	GIC-Societe Generale, 7.250% due 6/15/10	—	806,570		806,570
—	1,000,000	1,000,000	North Country, NY, Development Authority, Solid Waste Management System Revenue, FSA-Insured, 6.000% due 5/15/15	—	1,108,330		1,108,330
—	1,710,000	1,710,000	Puerto Rico Industrial Medical & Environmental Facilities, Finance Authority Revenue, American Airlines Inc., Series A, 6.450% due 12/1/25	—	1,554,373		1,554,373

			Total Pollution Control	—	4,731,238		4,731,238

Pre-Refunded (f) — 37.5%
—	1,000,000	1,000,000	Buffalo, NY, Municipal Water Finance Authority, Water Systems Revenue, FGIC-Insured, Call 7/1/06 @ 102, 6.100% due 7/1/26	—	1,026,230		1,026,230
—	18,660,000	18,660,000	Long Island Power Authority, Electric System Revenue, Series A, MBIA/IBC-Insured, Call 6/1/08 @ 101, 5.250% due 12/1/26 (a)	—	19,456,969		19,456,969
			Metropolitan Transportation Authority:
			Dedicated Tax Fund, Series A, FSA-Insured, Call 10/1/14 @ 100:
—	2,290,000	2,290,000	5.125% due 4/1/19	—	2,485,887		2,485,887
—	4,500,000	4,500,000	5.250% due 4/1/23	—	4,925,205		4,925,205
			Transit Facilities Revenue:
—	5,000,000	5,000,000	Series A, Call 7/1/09 @ 100, 6.000% due 7/1/19	—	5,355,550		5,355,550
—	10,000,000	10,000,000	Series A, MBIA-Insured, Call 7/1/07 @ 101.50, 5.625% due 7/1/25	—	10,392,300		10,392,300
—	11,000,000	11,000,000	Metropolitan Transportation Authority of New York, Dedicated Tax Fund, Series A, FGIC-Insured, Call 11/15/11 @ 100, 5.250% due 11/15/23 (a)	—	11,844,800		11,844,800
—	5,000,000	5,000,000	Nassau Health Care Corp., New York Health Systems Revenue, FSA-Insured, Call 8/1/09 @ 102, 5.500% due 8/1/19	—	5,375,350		5,375,350

See Notes to Pro Forma Combined Financial Statements

7

Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Combined Legg Mason Partners New York Municipals Fund	Security	Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners New York Municipals Fund
Face Amount	Face Amount	Face Amount		Value	Value	Value	Value
$ —	$2,595,000	$2,595,000	New York City, NY, COP, Transit Authority, Metropolitan Transportation Authority, Triborough Bridge & Tunnel Authority, AMBAC-Insured, Call 1/1/10 @ 101, 5.875% due 1/1/30	$—	$2,820,454	$	$2,820,454
1,190,000	—	1,190,000	New York City, NY, GO, Series B, Call 8/1/10 @ 101, 5.750% due 8/1/14	1,296,207	—		1,296,207
			New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
—	16,000,000	16,000,000	Call 6/15/10 @ 101, 5.500% due 6/15/33 (a)	—	17,271,680		17,271,680
—	1,000,000	1,000,000	FSA-Insured, Call 6/15/07 @ 101, 5.250% due 6/15/29	—	1,029,240		1,029,240
—	1,565,000	1,565,000	Series B, Call 6/15/10 @ 101, 6.000% due 6/15/33	—	1,719,544		1,719,544
			New York City, NY, TFA Revenue:
580,000	—	580,000	Future Tax Secured, Series A, Call 2/15/01 @ 101, 5.750% due 2/15/14	629,167	—		629,167
—	10,000,000	10,000,000	Series C, Call 5/1/10 @ 101, 5.500% due 11/1/29 (a)	—	10,792,000		10,792,000
—	20,000,000	20,000,000	New York City, NY, Transit Authority, Metropolitan Transportation Authority, Series A, AMBAC-Insured, Call 1/1/10 @ 101, 5.250% due 1/1/29 (a)	—	21,304,200		21,304,200
			New York State Dormitory Authority Revenue:
			City University Systems, 4th Generation, Series A:
—	5,375,000	5,375,000	Call 7/1/11 @ 100, 5.250% due 7/1/31	—	5,776,082		5,776,082
—	625,000	625,000	Call 7/1/11 @ 100, 5.250% due 7/1/31	—	671,637		671,637
—	4,500,000	4,500,000	MBIA/IBC-Insured, Call 7/1/08 @ 101, 5.000% due 7/1/28	—	4,678,605		4,678,605
—	2,000,000	2,000,000	Columbia University, Call 7/1/08 @ 101, 5.000% due 7/1/18	—	2,079,380		2,079,380
			Court Facilities, City of New York Issue:
—	3,000,000	3,000,000	AMBAC-Insured, Call 5/15/10 @ 101, 5.750% due 5/15/30	—	3,267,810		3,267,810
—	5,000,000	5,000,000	Call 5/15/10 @101, 6.000% due 5/15/39	—	5,483,650		5,483,650
1,500,000	—	1,500,000	Court Facilities, Series A, Call 5/15/13 @ 100, 5.500% due 5/15/17	1,647,735	—		1,647,735
			Mental Health Services Facilities:
			Series B:
—	2,820,000	2,820,000	Call 2/15/07 @ 102, 5.625% due 2/15/21	—	2,922,535		2,922,535
—	2,460,000	2,460,000	Call 2/15/08 @ 102, 5.000% due 2/15/18	—	2,568,757		2,568,757
—	2,410,000	2,410,000	Series D, FSA-Insured, Call 8/15/10 @ 100, 5.250% due 8/15/30	—	2,563,059		2,563,059
			State University Dormitory Facility, FGIC-Insured, Call 7/1/11 @ 100:
—	1,000,000	1,000,000	5.500% due 7/1/26	—	1,086,440		1,086,440
—	1,000,000	1,000,000	5.500% due 7/1/27	—	1,086,440		1,086,440
—	12,000,000	12,000,000	5.100% due 7/1/31 (a)	—	12,810,480		12,810,480
			State University Educational Facility:
—	12,750,000	12,750,000	Series A FGIC-Insured, Call 5/15/12 @ 101, 5.000% due 5/15/27 (a)	—	13,707,142		13,707,142
—	5,000,000	5,000,000	Series B, FSA-Insured, Call 5/15/10 @ 101, 5.500% due 5/15/30	—	5,399,000		5,399,000
—	3,225,000	3,225,000	University of Rochester, Series A, MBIA-Insured, Call 7/1/08 @ 101, 5.000% due 7/1/16	—	3,353,000		3,353,000

See Notes to Pro Forma Combined Financial Statements

8

Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Combined Legg Mason Partners New York Municipals Fund	Security	Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners New York Municipals Fund
Face Amount	Face Amount	Face Amount		Value	Value	Value	Value
			New York State Environmental Facilities Corp., Clean Water & Drinking Revolving Funds,
			Series B, Call 10/15/09 @ 100:
$ —	$295,000	$295,000	5.250% due 4/15/17	$—	$310,989	$	$310,989
—	400,000	400,000	5.250% due 4/15/18	—	421,680		421,680
			New York State Thruway Authority:
785,000	—	785,000	Highway & Bridge Transportation Fund, Series C, AMBAC-Insured, Call 4/1/12 @ 100, 5.500% due 4/1/15	855,438	—		855,438
			Highway & Bridge Toll Revenue Fund, FGIC-Insured, Series A, Call 4/1/11 @101:
—	3,410,000	3,410,000	5.000% due 4/1/19	—	3,643,483		3,643,483
—	2,000,000	2,000,000	5.000% due 4/1/20	—	2,136,940		2,136,940
—	2,500,000	2,500,000	5.000% due 4/1/21	—	2,671,175		2,671,175
—	15,000,000	15,000,000	Series B, Call 4/1/09 @ 101, 5.000% due 4/1/19 (a)	—	15,711,750		15,711,750
—	4,000,000	4,000,000	Series B-1, Call 4/1/10 @ 101, 5.500% due 4/1/18	—	4,311,640		4,311,640
			New York State Urban Development Corp. Revenue, Correctional Facilities Service Contract:
—	6,600,000	6,600,000	Series C, AMBAC-Insured, Call 1/1/09 @ 101, 6.000% due 1/1/29	—	7,072,626		7,072,626
—	18,400,000	18,400,000	Series D, FSA-Insured, Call 1/1/11@ 100, 5.250% due 1/1/30 (a)	—	19,652,856		19,652,856
—	4,505,000	4,505,000	North Hempstead, NY, GO, Series A, FGIC-Insured, 5.000% due 9/1/22	—	4,745,207		4,745,207
—	3,740,000	3,740,000	Puerto Rico Public Financial Corp., Series E, Call 2/1/12 @ 100, 5.500% due 8/1/29	—	4,067,026		4,067,026
			Triborough Bridge & Tunnel Authority:
—	10,125,000	10,125,000	GO, Series B, Call 1/1/22 @ 100, 5.500% due 1/1/30 (a)	—	11,488,432		11,488,432
—	3,500,000	3,500,000	Series A, Call 1/1/22 @ 100, 5.250% due 1/1/28	—	3,928,505		3,928,505
—	4,200,000	4,200,000	Series B, Call 1/1/16 @ 100, 5.375% due 1/1/19	—	4,658,178		4,658,178
—	1,000,000	1,000,000	Yonkers, NY, GO, Series C, State Aid Withholding, FGIC-Insured, 5.000% due 6/1/19	—	1,050,910		1,050,910

			Total Pre-Refunded	4,428,547	269,124,823		273,553,370

Public Facilities — 1.8%
			New York City, NY, Trust Cultural Resource Revenue, AMBAC-Insured, Museum of Modern Art:
—	3,100,000	3,100,000	Series A, 5.000% due 4/1/23	—	3,226,759		3,226,759
—	9,000,000	9,000,000	Series D, 5.125% due 7/1/31	—	9,416,970		9,416,970
—	425,000	425,000	New York State, COP, Hanson Redevelopment Project, 8.375% due 5/1/08	—	446,539		446,539

			Total Public Facilities	—	13,090,268		13,090,268

Sales Tax — 2.2%
			New York City, NY, TFA Revenue:
1,155,000	—	1,155,000	Future Tax Secured, Series B, 5.375% due 2/1/15	1,245,552	—		1,245,552
1,685,000	—	1,685,000	Series A, 5.500% due 11/15/17	1,834,561	—		1,834,561
175,000	—	175,000	Unrefunded, Future Tax, Series A, 5.750% due 2/15/16	188,587	—		188,587
			New York State Local Assistance Corp., Refunded:
3,000,000	—	3,000,000	Series C, 5.500% due 4/1/17	3,307,080	—		3,307,080
2,255,000	—	2,255,000	Series E, 6.000% due 4/1/14	2,518,339	—		2,518,339

See Notes to Pro Forma Combined Financial Statements

9

Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Combined Legg Mason Partners New York Municipals Fund	Security	Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners New York Municipals Fund
Face Amount	Face Amount	Face Amount		Value	Value	Value	Value
			Sales Tax Asset Receivables Corp. NY, Series A, MBIA-Insured:
$2,500,000	$—	$2,500,000	5.250% due 10/15/18	$2,716,350	$—	$	$2,716,350
4,000,000	—	4,000,000	5.000% due 10/15/21	4,242,040	—		4,242,040

			Total Sales Tax	16,052,509	—		16,052,509

Tax Allocation — 0.1%
1,090,000	—	1,090,000	34th Street Partnership Inc., New York, Refunding, Capital Improvement, 5.000% due 1/1/16	1,139,998	—		1,139,998

Tobacco — 0.3%
—	2,000,000	2,000,000	Tobacco Settlement Financing Corp., Series C-1, 5.500% due 6/1/21	—	2,157,860		2,157,860

Transportation — 5.8%
—	750,000	750,000	Albany, NY, Parking Authority, Series A, 5.625% due 7/15/25	—	802,050		802,050
2,500,000	—	2,500,000	Metropolitan Transportation Authority, New York Services Contract, Refunding Bonds, Series A, AMBAC-Insured, 5.500% due 11/15/15	2,738,650	—		2,738,650
			New York State Thruway Authority:
—	5,000,000	5,000,000	General Revenue, Series E, 5.000% due 1/1/25	—	5,132,950		5,132,950
215,000	—	215,000	Highway and Bridge Transportation Fund Unrefunded Balance, Series C, AMBAC-Insured, 5.500% due 4/1/15	233,574	—		233,574
			Highway & Bridge Transportation Fund, Series B, MBIA-Insured, 5.250% due 4/1/11
1,100,000	—	1,100,000	Service Contract Revenue, Local Highway and Bridge, 5.500% due 4/1/14	1,190,134	—		1,190,134
4,575,000	—	4,575,000	Unrefunded Balance, Series E, 5.250% due 1/1/13	4,732,883	—		4,732,883
			Port Authority of New York & New Jersey:
—	7,250,000	7,250,000	109th Series, 5.375% due 1/15/32	—	7,416,243		7,416,243
—	12,000,000	12,000,000	Special Obligation Revenue, 5th Installment, 6.750% due 10/1/19 (a)(e)	—	12,249,480		12,249,480
1,500,000	—	1,500,000	Puerto Rico Commonwealth, Highway & Transportation Authority, Highway Revenue, Series G, FGIC-Insured, 5.250% due 7/1/16	1,618,695	—		1,618,695
			Triborough Bridge & Tunnel Authority:
—	945,000	945,000	Convention Center Project, Series E, 7.250% due 1/1/10	—	1,011,594		1,011,594
—	5,200,000	5,200,000	Series A, MBIA/IBC-Insured, 5.250% due 11/15/30	—	5,548,816		5,548,816

			Total Transportation	10,513,936	32,161,133		42,675,069

Utilities — 1.9%
1,500,000	—	1,500,000	Long Island Power Authority, New York Electric System Revenue, Series C, MBIA/IBC-Insured, 5.500% due 9/1/21	1,638,900	—		1,638,900
			New York State Energy Research & Development Authority, Gas Facilities Revenue:
—	3,000,000	3,000,000	Brooklyn Union Gas Co. Project RIBS, Series B, 10.264% due 7/1/26 (e)(g)(h)	—	3,162,000		3,162,000
—	1,500,000	1,500,000	Corning Natural Gas Corp. Series A, 8.250% due 12/1/18 (e)	—	1,511,520		1,511,520
—	7,000,000	7,000,000	Puerto Rico Electric Power Authority Power Revenue, Series NN, 5.125% due 7/1/29	—	7,241,010		7,241,010

			Total Utilities	1,638,900	11,914,530		13,553,430

Water and Sewer — 4.5%
			New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
—	2,750,000	2,750,000	FSA-Insured, 5.000% due 6/15/29	—	2,834,700		2,834,700

See Notes to Pro Forma Combined Financial Statements

10

Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Combined Legg Mason Partners New York Municipals Fund	Security	Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners New York Municipals Fund
Face Amount	Face Amount	Face Amount		Value	Value	Value		Value
			Series B:
$ —	$5,205,000	$5,205,000	FGIC-Insured, 5.125% due 6/15/30	$—	$5,331,794	$		$5,331,794
—	990,000	990,000	Unrefunded Balance, 6.000% due 6/15/33	—	1,083,713			1,083,713
			Series D:
—	5,000,000	5,000,000	5.250% due 6/15/25	—	5,316,400			5,316,400
—	2,375,000	2,375,000	MBIA-Insured, 5.000% due 6/15/15	—	2,462,827			2,462,827
			New York State Environmental Facilities Corp., Clean Water & Drinking Revolving Funds:
—	8,500,000	8,500,000	5.000% due 6/15/32	—	8,821,640			8,821,640
			Series B:
—	965,000	965,000	5.250% due 4/15/17	—	1,018,278			1,018,278
—	2,490,000	2,490,000	5.250% due 10/15/17	—	2,627,473			2,627,473
—	1,340,000	1,340,000	5.250% due 4/15/18	—	1,414,893			1,414,893
—	1,880,000	1,880,000	5.250% due 10/15/18	—	1,964,130			1,964,130

			Total Water and Sewer	—	32,875,848			32,875,848

			TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $657,106,960)	82,960,219	622,108,885			705,069,104

SHORT-TERM INVESTMENTS(i) — 1.3%
General Obligation — 0.2%
—	1,600,000	1,600,000	New York City, NY, GO, Series A, Subordinated Series A-4, LOC-Westdeutsche Landesbank, 3.160%, 4/3/06	—	1,600,000			1,600,000

Finance — 0.8%
—	1,500,000	1,500,000	New York City, NY, TFA, New York City Recovery Project, Revenue, Series 1, Sub-Series 1-C, LIQ-JPMorgan Chase, 3.110%, 4/3/06	—	1,500,000			1,500,000
			New York City, NY, TFA Revenue:
—	200,000	200,000	Future Tax Secured, Series B, SPA-Landesbank Baden-Wurttemberg, 3.160%, 4/3/06	—	200,000			200,000
—	3,000,000	3,000,000	New York City Recovery Project, Series 3, Sub-Series 3-E, SPA-Landesbank Baden-Wurttemberg, 3.160%, 4/3/06	—	3,000,000			3,000,000
600,000	—	600,000	NYC Recovery, Series 1, Subordinated Series 1-D, LIQ-Landesbank Hessen, 3.180%, 4/3/06	600,000	—			600,000

			Total Finance	600,000	4,700,000			5,300,000

Hospitals — 0.1%
900,000		900,000	New York State Dormitory Authority Revenue, Mental Health Services Facilities, Series F-2C, FSA-Insured, SPA-Dexia Credit Local, 3.170%, 4/6/06	900,000	—			900,000

Housing: Multi-Family — 0.2%
1,500,000		1,500,000	New York State Housing Finance Agency Revenue, 1500 Lexington Associates LLC, Series A, Remarketed 4/15/04, LIQ-FNMA, 3.210%, 4/5/06 (e)	1,500,000	—			1,500,000

			TOTAL SHORT-TERM INVESTMENTS (Cost — $9,300,000)	3,000,000	6,300,000			9,300,000

			TOTAL INVESTMENTS — 97.9% (Cost — $666,406,960#)	85,960,219	628,408,885			714,369,104
			Other Assets in Excess of Liabilities — 2.1%	5,124,971	10,255,451	(56,800	)†	15,323,622

			TOTAL NET ASSETS — 100.0%	$91,085,190	$638,664,336	$(56,800)		$729,692,726

See Notes to Pro Forma Combined Financial Statements

11

(a)	All or a portion of this security is segregated for open futures contracts.
(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	Mandatory put 1/1/11 @ 100.
(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax ("AMT").
(f)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(g)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2006.
(h)	Residual interest bonds — coupon varies inversely with level of short-term tax-exempt interest rates.
(i)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.
†	Reflects adjustments for estimated reorganization expenses of $56,800 related to the Acquired and Acquiring Funds.

Abbreviations used in this schedule:

2nd — Second

3rd — Third

AMBAC — Ambac Assurance Corporation

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

FHA — Federal Housing Administration

FNMA — Federal National Mortgage Association

FSA — Financial Security Assurance

GIC — Guaranteed Investment Contract

GNMA — Government National Mortgage Association

GO — General Obligation

HDC — Housing Development Corporation

IBC — Insured Bond Certificates

IDA — Industrial Development Authority

LGAC — Local Government Assistance Corporation

LIQ — Liquidity Facility

LOC — Letter of Credit

MBIA — Municipal Bond Investors Assurance Corporation

MFH — Multi-Family Housing

RIBS — Residual Interest Bonds

SONYMA — State of New York Mortgage Association

SPA — Standby Bond Purchase Agreement

TCRS — Transferable Custodial Receipts

TFA — Transitional Finance Authority

Financial futures contracts open at March 31, 2006 were as follows:

Fund	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Legg Mason Partners New York Municipals Fund:
Contracts to Sell
U.S. Treasury Bond	1,840	6/06	$205,723,055	$200,847,505	$4,875,550

12

Pro Forma Combined Statement of Assets and Liabilities For

Salomon Brothers New York Tax Free Bond Fund and Legg Mason Partners New York Municipals Fund

As of March 31, 2006 (Unaudited)

	Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners New York Municipals Fund
ASSETS:
Investments, at cost	$83,868,283	$582,538,677	—		$666,406,960

Investments, at value	85,960,219	628,408,885	—		714,369,104
Cash	171,256	39,503	—		210,759
Receivable for securities sold	4,175,012	1,052,945	—		5,227,957
Receivable for Fund shares sold	9,158	1,540,139	—		1,549,297
Interest receivable	1,409,927	9,376,767	—		10,786,694
Receivable from broker — variation margin on open futures contracts	—	57,495	—		57,495
Prepaid expenses	21,882	15,197	—		37,079

Total Assets	91,747,454	640,490,931	—		732,238,385

LIABILITIES:
Payable for Fund shares repurchased	481,794	383,606	—		865,400
Investment management fee payable	25,068	271,694	—		296,762
Distribution fees payable	41,168	62,141	—		103,309
Trustees' fees payable	2,341	1,740	—		4,081
Deferred compensation payable	—	23,626	—		23,626
Distributions payable	29,165	979,984	—		1,009,149
Accrued expenses	82,728	103,804	$56,800	(a)	243,332

Total Liabilities	662,264	1,826,595	56,800		2,545,659

Total Net Assets	$91,085,190	$638,664,336	$(56,800)		$729,692,726

NET ASSETS:
Par value	$7,843	$48,592	$(915)		$55,520
Paid-in capital in excess of par value	92,709,106	625,461,583	915		718,171,604
Undistributed net investment income	—	282,999	(56,800	)(a)	226,199
Accumulated net realized loss on investments and futures contracts	(3,723,695)	(37,874,596)	—		(41,598,291)
Net unrealized appreciation on investments and futures contracts	2,091,936	50,745,758	—		52,837,694

Total Net Assets	$91,085,190	$638,664,336	$(56,800)		$729,692,726

Net Assets:
Class A	$90,400,388	$526,525,089	$(51,599	)(a)	$616,873,878
Class B	287,331	71,381,392	(3,264	)(a)	71,665,459
Class C	59,824	37,076,241	(1,668	)(a)	37,134,397
Class O	337,647	—	(337,647	)(b)	—
Class Y	—	3,681,614	337,378	(a)(b)	4,018,992

	$91,085,190	$638,664,336	$(56,800)		$729,692,726

Shares Outstanding:
Class A	7,783,695	40,057,283	(907,990	)(a)(c)	46,932,988
Class B	24,741	5,430,984	(2,886	)(a)(c)	5,452,839
Class C	5,162	2,823,353	(608	)(a)(c)	2,827,907
Class O	29,102	—	(29,102	)(b)	—
Class Y		280,288	25,699	(a)(b)(c)	305,987
Net Asset Value:
Class A	$11.61	$13.14			$13.14
Class B	$11.61	$13.14			$13.14
Class C	$11.59	$13.13			$13.13
Class O	$11.60
Class Y		$13.14			$13.13

(a)	Reflects adjustments for estimated reorganization expenses of $56,800.
(b)	Salomon Brothers New York Tax Free Bond Fund Class O shares will be exchanged for Legg Mason Partners New York Municipals Fund Class Y Shares.
(c)	Reflects adjustments to the number of shares due to the Reorganization.

See Notes to Pro Forma Combined Financial Statements

13

Statement of Operations

Pro Forma Combined Statement of Operations For Salomon Brothers New York Tax Free Bond Fund and Legg Mason Partners New York Municipals Fund

For the Twelve Months Ended March 31, 2006 (Unaudited)

	Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners New York Municipals Fund
INVESTMENT INCOME:
Interest	$4,253,367	$33,754,140	—		$38,007,507

Total Investment Income	4,253,367	33,754,140	—		38,007,507

EXPENSES:
Management fee	488,355	3,352,734	—		3,841,089
Distribution fees:
Class A	242,706	817,200	(96,306	)(a)	963,600
Class B	3,124	536,375	(1,098	)(a)	538,401
Class C	460	276,790	(32	)(a)	277,218
Transfer agent fees:
Class A	35,536	111,915	(21,560	)(a)	125,891
Class B	500	39,328	(37	)(a)	39,791
Class C	417	11,330	(20	)(a)	11,727
Class O	115	—	(7	)(a)	108
Class Y	—	301	—		301
Shareholder reports:
Class A	8,355	18,172	(1,671	)(b)	24,856
Class B	2,170	5,835	(434	)(b)	7,571
Class C	1,980	2,086	(396	)(b)	3,670
Class O	1,920	—	(384	)(b)	1,536
Class Y	—	40	—		40
Custody fees	28,811	48,657	(22,500	)(a)	54,968
Registration fees	56,036	28,876	(28,018	)(b)	56,894
Legal fees	59,495	29,659	(56,529	)(b)	32,625
Insurance	4,170	21,615	—		25,785
Audit and tax	29,304	22,500	(9,804	)(b)	42,000
Trustees’ fees	5,674	11,057	—		16,731
Miscellaneous expenses	2,391	5,003	(2,152	)(b)	5,242

Total Expenses	971,519	5,339,473	(240,948)		6,070,044
Less: Fee waivers and/or reimbursements	(188,031)	(141,882)	329,913		—

Net Expenses	783,488	5,197,591	88,965		6,070,044

Net Investment Income	3,469,879	28,556,549	(88,965)		31,937,463

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net Realized Gain (Loss) From:
Investments	874,746	97,329	—		972,075
Futures contracts	—	(3,117,719)	—		(3,117,719)

Net Realized Gain (Loss)	874,746	(3,020,390)	—		(2,145,644)

Change in Net Unrealized Appreciation/ Depreciation From:
Investments	(1,625,633)	(8,136,449)	—		(9,762,082)
Futures contracts	—	3,394,424	—		3,394,424

Change in Net Unrealized Appreciation/Depreciation	(1,625,633)	(4,742,025)	—		(6,367,658)

Net Loss on Investments and Futures Contracts	(750,887)	(7,762,415)	—		(8,513,302)

Increase in Net Assets From Operations	$2,718,992	$20,794,134	$(88,965)		$23,424,161

(a)	To adjust expenses to reflect the Combined Fund’s estimated fees and expenses based upon the contractual rates in effect for Legg Mason Partners New York Municipals Fund during the twelve months ended March 31, 2006.
(b)	Reflects the elimination of duplicative expenses and economies of scale achieved as a result of the proposed merger.

See Notes to Pro Forma Combined Financial Statements

14

Salomon Brothers New York Tax Free Bond Fund Reorganization Into Legg Mason Partners New York Municipals Fund

Notes to Pro Forma Combined Financial Statements (Unaudited)

1. Basis of Combination:

The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments at March 31, 2006 and the related Pro Forma Combined Statement of Operations (“Pro Forma Statements”) for the twelve months ended March 31, 2006, reflect the accounts of Salomon Brothers New York Tax Free Bond Fund (“Acquired Fund”) and Legg Mason Partners New York Municipals Fund (“Acquiring Fund”), each a “Fund.” Following the combination, Legg Mason Partners New York Municipals Fund will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly, the tax-free reorganization will be accounted for in an “as-if” pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on March 31, 2006. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended March 31, 2006 as if the merger occurred on April 1, 2005. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year-end is December 31 for Salomon Brothers New York Tax Free Bond Fund and March 31 for Legg Mason Partners New York Municipals Fund.

The Pro Forma Combined Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

The unaudited Pro Forma Combined Schedule of Investments does not reflect any adjustment for portfolio transactions because, upon consummation of the reorganization, no securities of the Acquired Fund would need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. Because the Funds may buy and sell securities in the normal course of their operations, the schedule of investments at the time of reorganization may differ from that shown in the Pro Forma Combined Schedule of Investments.

2. Use of Estimates:

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these Pro Forma Combined Financial Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

3. Investment Valuation:

Securities are valued at the mean of bid and asked prices based on market quotations for those securities, or if no quotations are available, then for securities of similar type, yield and maturity. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

4. Shares of Beneficial Interest:

The unaudited pro forma net asset values per share assumes additional shares of beneficial interest of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of March 31, 2006. The number of additional shares issued was calculated by dividing the net asset value of each class of the Acquired Fund by the respective class net asset value per share of the Acquiring Fund.

Estimated reorganization expenses of $56,800 have been reflected in the Pro Forma Combined Statement of Assets and Liabilities and the Pro Forma Combined Capitalization Table.

15

5. Pro Forma Operations:

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees, administration fees and plan of distribution fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund’s combined level of average net assets for the twelve months ended March 31, 2005. Effective January 1, 2006, new custody contracts and transfer agency contracts were implemented for the Funds. The effects of these new contracts have been reflected in the accompanying Pro Forma Combined Statement of Operations for the period that the contracts were effective.

6. Federal Income Taxes:

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.

TAX CAPITAL LOSS CARRYFORWARD

Legg Mason Partners New York Municipals Fund’s ability to carry forward the pre-reorganization losses of the Acquired Fund to offset post-reorganization gains of the combined fund is expected to be limited as a result of the reorganization due to application of loss limitation rules under federal law. The effect of this limitation will depend on the gains and losses in each Fund at the time of the reorganization. As a result, some portion of a Fund’s loss carryforward may expire unused.

As of the dates indicated below, the Funds had the following unused capital loss carryforwards:

Fiscal Year of Expiration	Legg Mason Partners New York Municipals Fund (As of fiscal year ended March 31, 2006)	Salomon Brothers New York Tax Free Bond Fund(1) (As of fiscal year ended December 31, 2005)
2008	$(5,713,826)	$(3,954,329)
2009	(4,646,778)	(202,879)
2012	(1,069,559)	—
2013	(22,632,917)	—

Total	$(34,063,080)	$(4,157,208)

(1)	Capital loss carryforward will have an annual limitation on the amount utilized under Section 382 of the Internal Revenue Code of 1986, as amended.

16